Exhibit 10.96

MEMBERSHIP INTEREST PURCHASE AGREEMENT

THIS MEMBERSHIP INTEREST PURCHASE AGREEMENT, is entered into as of May 28, 2014 (the “Effective Date”), by and among WAYPOINT ENDERS INVESTORS, LP, a Delaware limited partnership (“WEI”), WAYPOINT ENDERS GP, LLC, a Delaware limited liability company (“WEGP”; WEI and WEGP are individually referred to as a “Seller” and collectively referred to as the “Sellers”) and WAYPOINT BLUEROCK ENDERS JV, LLC, a Delaware limited liability company (“Purchaser”).

RECITALS:

WHEREAS, WEI owns a limited liability company interest with a 49% Sharing Percentage (the “Company Membership Interest”) in Waypoint Enders Owner, LLC, a Delaware limited liability company (the “Company”);

WHEREAS, the affairs of the Company are governed by an Amended and Restated Limited Liability Company Agreement of the Company by and among WEI and Purchaser dated October 2, 2012, as modified by those certain letter agreements from Waypoint Enders Investors, LP to Waypoint Bluerock Enders JV, LLC, each dated November 19, 2013 (the “Company LLC Agreement”; capitalized terms used herein and not defined shall have the respective meanings assigned in the Company LLC Agreement);

WHEREAS, WEGP owns a limited liability company interest with a 0.1% Sharing Percentage (the “MM Membership Interest”) in Purchaser;

WHEREAS, the affairs of the Purchaser are governed by a Limited Liability Company Agreement by and among WEGP and BR Enders Managing Member, LLC dated October 2, 2012 (the “Purchaser LLC Agreement”; and along with the Company LLC Agreement, the “LLC Agreements”); and

WHEREAS, Sellers desire to sell and Purchaser desires to purchase the Company Membership Interest and MM Membership Interest (collectively, the “Membership Interests”) from the Sellers, on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and promises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT:

1.          Definitions. In addition to terms defined in the Recitals and body of this Agreement, the following terms, as used herein, have the following meanings:

“Adverse Consequences” means all actions, suits, proceedings, hearings, investigations, charges, complaints, claims, demands, injunctions, judgments, orders, decrees, rulings, damages, dues, penalties, fines, costs, amounts paid in settlement, Liabilities, obligations, Taxes, liens, losses, expenses, and fees, including court costs and reasonable attorneys' fees and expenses; provided, however, liability for Adverse Consequences shall specifically exclude consequential, special or punitive damages.

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“Code” means the Internal Revenue Code of 1986, as amended.

“Declaration” means that certain Declaration of Condominium for Enders Place at Baldwin Park, recorded in the Official Records of Orange County, Florida, in Deed Book 8664, Page 4447, as the same may have been amended from time to time.

“Encumbrance” means any mortgage, pledge, claim, lien, encumbrance, charge, security interest or other restriction of any kind or nature.

“Holder” means the holder of the Existing Loan Documents (as such documents are listed on Exhibit D).

“Leases” means those certain leases for the Property set forth on Exhibit B attached hereto.

“Liability” means any liability (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due), including any liability for Taxes.

“Loan Modification Documents” shall have the meaning set forth in Exhibit D.

“Party” means Purchaser and Sellers.

“Person” means an individual, a partnership, a corporation, an association, a joint stock company, a limited liability company, a trust, a joint venture, an unincorporated organization, or a governmental entity (or any department, agency, or political subdivision thereof).

“Property” means those certain condominium units located at Enders Place at Baldwin Park, Orlando, Florida, as more particularly described on Exhibit A attached hereto.

“Property Management Agreement” means that certain Property Management Agreement dated as of October 2, 2012 between Waypoint Residential, as owner, and Bridge Real Estate Group, LLC (D/B/A Waypoint Management), as manager.

“Property Manager” means Bridge Real Estate Group, LLC (D/B/A Waypoint Management.

“Remaining Termination Units” shall mean Unit 27-208 (Reyes), Unit 22-202 (Bell) and Units 10-105 (Hartley), as more particularly described on Exhibit Q attached hereto.

“Securities Act” means the Securities Act of 1933, as amended.

“Seller’s Representations” shall have the meaning set forth in Section 4(e).

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“Stipulated Closing Costs” shall mean costs (to the extent such items are not actually payable in connection with the Closing) associated with documentary stamp taxes and a brokerage commission payable to Jones Lang LaSalle based upon a [0.25%] commission (each of the foregoing to be calculated using the “gross” Purchase Price).

“Tax” means any federal, state, local or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Section 59A of the Internal Revenue Code of 1986, as amended), customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property (including assessments, fees or other charges based on the use or ownership of real property), personal property (tangible and intangible), transactional, use, transfer, registration, value added, alternative or add-on minimum, estimated tax, or other tax of any kind whatsoever, or any liability for unclaimed property or escheatment based on common law, including any interest, penalty or addition thereto, whether disputed or not, including any item for which liability arises as a transferee or successor-in-interest.

“Tax Return” means any return, report, information return, declaration, claim for refund, or other document, together with all amendments and supplements thereto (including all related or supporting information), required to be supplied to any governmental authority or any Person responsible for the administration of laws governing Taxes.

“Termination Units” shall mean those certain units identified on Exhibit R hereto. “Termination Unit Escrow Funds” shall mean those funds, in the amount of $412,231.67, which are presently held by the Title Company in connection with the Termination Plan and [$262,665.41] which is held by the Company as an indemnity/legal reserve.

“Title Company” means Greenspoon Marder P.A., as agent for First American Title Insurance Company.

“Transactions” means the transactions contemplated by this Agreement.

2.          Purchase and Sale of Membership Interests.

(a)          Basic Transaction. On and subject to the terms and conditions of this Agreement, Purchaser agrees to purchase from Sellers, and Sellers agree to sell to Purchaser, the Membership Interests for the Purchase Price.

(b)          Purchase Price. The purchase price (“Purchase Price”) for the Membership Interests to be payable to Sellers at Closing shall be determined based upon an amount equal to the sum of:

(i)          the amount WEI would have been entitled to receive if the Company had sold its assets for a gross sales price of $37,000,000 and the Company had immediately paid all Company liabilities and customary closing costs (which expressly shall not include any loan defeasance, yield maintenance pre-payment costs and/or the $50,000 fee due under the Buy-Sell Transfer Rider (as defined in Section 3(b)), but which closing costs shall expressly include the Stipulated Closing Costs) and distributed the net proceeds of sale to the members of the Company pursuant to the terms of the Company LLC Agreement; and

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(ii)         the amount WEGP would have been entitled to receive if the Company had sold its assets for a gross sales price of $37,000,000 and the Company had immediately paid all Company liabilities and customary closing costs (which expressly shall not include any loan defeasance, yield maintenance pre-payment costs and/or the $50,000 fee due under the Buy-Sell Transfer Rider (as defined in Section 3(b)), but which closing costs shall expressly include the Stipulated Closing Costs) and distributed the net proceeds of sale to the members of the Company, and the Purchaser made distributions to its members pursuant to the terms of the MM LLC Agreement.

The above methodology to calculate the Purchase Price (including the agreed amounts for the Stipulated Closing Costs to be deducted therefrom) and the methodology to calculate the distributions that would flow to Seller, and thus constitute the Purchase Price, is provided in Exhibit N attached hereto. In the event of any inconsistency between the terms of this Section 2(b) and Exhibit N, the stipulated Closing Costs and the calculations/methodology set forth on Exhibit N shall govern. The Purchase Price shall be payable by wire transfer to Sellers at Closing.

(c)          Earnest Money. Within five (5) business days following the date of this Agreement, Purchaser shall deliver to the Title Company an earnest money deposit (the “Earnest Money”) in an amount equal to Three Hundred Thousand and No/100 Dollars ($300,000.00). The Earnest Money, unless refunded to Purchaser in accordance with the terms of this Agreement, shall be applied to the Purchase Price at Closing. Notwithstanding anything contained herein to the contrary, if Escrow Agent has not received the Deposit within five (5) business days following the date of this Agreement (the “Earnest Money Deadline”), then Escrow Agent shall send written notice to each of Sellers and Purchaser, and Sellers shall have the right, exercisable by 5:00 p.m. on the first (1st) business day immediately following the Earnest Money Deadline to terminate this Agreement upon written notice to Purchaser, in which case this Agreement shall be deemed canceled and of no further force or effect, and neither party shall have any further rights or liabilities against or to the other except for such provisions which are expressly provided in this Agreement to survive a termination hereof.

(d)          Closing. The closing of the transactions contemplated by this Agreement (the “Closing”) shall take place on the date which is ten (10) days following the later of (i) Holder's confirmation that all conditions set forth in the Buy-Sell Transfer Rider have been satisfied or waived; and (ii) the satisfaction of the Supplemental Loan Condition set forth in Section 8(a)(iv) (the “Closing Date”), but in no event shall the Closing Date be later than July 31, 2014. In the event that the Closing Date does not occur by July 31, 2014, then either Party may terminate this Agreement, whereupon the Earnest Money shall be returned to Purchaser provided that failure to close is not caused by the breach, default, act or omission of the party seeking to terminate this Agreement.

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3.          Existing Materials; Membership Interest Transfer; Replacement Guarantor; Supplemental Loan.

(a)          Upon execution of this Agreement, Purchaser hereby acknowledges that Sellers have delivered (to the extent in Seller's possession or control and not already in the possession of Purchaser as the managing member of the Company), (i) the existing title insurance policy with respect to the Property; (ii) the survey of the Property obtained at the acquisition of the Property; (iii) the Property Condition Report obtained at the acquisition of the Property; (iv) the Phase I Environmental Report (the “Original Phase I Report”) obtained at the acquisition of the Property, and the interim update to the Original Phase I Report dated as of March 10, 2014. Prior to the date of this Agreement, Seller has provided a further updated Phase I Environmental Report with respect to the Property dated as of May 19, 2014.

(b)          Purchaser and Sellers each acknowledge and agree that, pursuant to the terms of that certain Buy-Sell Transfer Rider to Multifamily Loan and Security Agreement dated as of October 2, 2012 (the “Buy-Sell Transfer Rider”) between Jones Lang LaSalle Operations, L.L.C. (“Lender”) and the Company (a copy of the Buy-Sell Transfer Rider is attached hereto as Exhibit K), Lender has pre-approved the one-time transfer of the Membership Interests from Sellers to Purchaser (the “Membership Interest Transfer”) subject only to the requirements set forth in the Buy-Sell Transfer Rider. Sellers and Purchaser shall use diligent and commercially reasonable good-faith efforts to comply with such requirements to effectuate the transfer of Membership Interests from Sellers to Purchaser.

(c)          In connection with the Membership Interest Transfer pursuant to the terms of the Buy-Sell Transfer Rider, Purchaser shall take all commercially reasonable good-faith and diligent efforts to (i) procure a release of Robert C. Rohdie as a non-recourse carve-out guarantor and environmental indemnitor under the Loan, (the “Existing Guarantor”) from that certain Guaranty dated as of October 2, 2012 and that certain Environmental Indemnity Agreement dated as of October 2, 2012, each executed in connection with the Existing Loan (collectively, the “Existing Guaranty”) and have Existing Guarantor replaced by Bluerock Residential Growth REIT, Inc. (the “Replacement Guarantor”) upon terms and conditions which are consistent with the terms of the Existing Guaranty; and (ii) have the holder of the Existing Loan Documents (“Holder”) accept the appointment of Replacement Guarantor. The form and scope of the guaranty release with regard to Existing Guarantor shall be in the form and of a scope customarily provided by Freddie Mac (and servicers of Freddie Mac loans) in connection with transfers and replacements of guarantors which occur in concert with the process set forth in the Buy-Sell Rider. Purchaser and Seller shall use commercially reasonable good faith efforts to cause Holder to acknowledge the consummation of the Membership Interest Transfer contemplated herein pursuant to the terms and conditions set forth in the Buy-Sell Transfer Rider. Notwithstanding the foregoing, Sellers may elect to waive such discharge and release of Existing Guarantor condition at any time in its sole discretion.

(d)          Purchaser has, prior to the Effective Date, contacted Holder to advise the Holder of the Membership Interest Transfer and apply to Holder to commence Holder’s process to effectuate the Membership Interest Transfer in accordance with the conditions set forth in the Buy-Sell Transfer Rider. Sellers agree to cooperate with Purchaser in connection with the Membership Interest Transfer. Purchaser shall pursue the effectuation of the Membership Interest Transfer consistent with the Buy-Sell Transfer Rider in a commercially reasonable, good-faith and diligent manner.

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(e)          Purchaser shall use commercially reasonable good-faith diligent efforts to cause the Company to obtain additional loan proceeds (the “Supplemental Loan”) from the Federal Home Loan Mortgage Corporation (“Freddie Mac”) pursuant to Section 11.11 of the Loan Agreement (as defined on Exhibit D) for the Property in an amount of at least Eight Million Four Hundred Thousand and No/100 Dollars ($8,400,000.00) on the terms and conditions set forth in the Existing Loan Documents. Purchaser confirms that prior to the date hereof, Purchaser has made application for the Supplemental Loan in an amount of $8,400,000.00 and that Purchaser has delivered a true and correct copy thereof to Seller and Seller agrees to pay all costs, deposits, fees and other expenses in connection therewith. Purchaser agrees to provide to Seller true, correct and complete copies of all commitment letters, material correspondence with Freddie Mac and/or its counsel, and any other material information in connection with the Supplemental Loan and Freddie Mac approval of the Membership Interest Transfer in accordance with the Buy-Sell Rider.

(f)          Due Diligence Period. For the period commencing on the Effective Date and ending on June 2, 2014, (the “Due Diligence Period”), Purchaser and its agents, employees, contractors and representatives (hereinafter collectively called “Purchaser’s Designees”) shall have the right to conduct (subject to the conditions set forth below) non-invasive inspections, tests, surveys, geotechnical reviews, soils tests, borings, engineering, environmental assessments, and similar activities on the Property; provided, however, that (i) any activities by or on behalf of Purchaser, including, without limitation, the entry by Purchaser or Purchaser’s Designees onto the Property, or the other activities of Purchaser or Purchaser’s Designees with respect to the Property (hereinafter called “Purchaser’s Activities”) shall not damage the Property or unreasonably disturb or interfere with the rights or possession of any tenant of the Property; (ii) in the event the Property is altered or disturbed in any material manner in connection with any Purchaser’s Activities, Purchaser shall immediately return the Property to substantially the same condition existing prior to Purchaser’s Activities; (iii) Purchaser shall keep the results of any inspections or tests confidential except for necessary disclosures to Purchaser's attorneys, investors or as required by law; (iv) all inspection fees, appraisal fees, engineering fees and other costs and expenses of any kind incurred by Purchaser relating to such inspection and its other due diligence shall be at the sole cost and expense of Purchaser; and (v) Purchaser shall indemnify, defend and hold Sellers harmless to the extent of any and all claims, liabilities, damages, losses, costs and expenses of any kind or nature whatsoever (including, without limitation, attorneys’ fees and expenses and court costs) suffered, incurred or sustained by Seller to the extent arising from any Purchaser’s Activities; provided, however, in no event shall Purchaser have any such obligations with respect to pre-existing conditions to the extent not exacerbated by Purchaser or with respect to matters arising from the negligent or willful actions of Seller. Notwithstanding any provision of this Agreement to the contrary, Purchaser shall not have the right to undertake any invasive environmental studies or testing beyond the scope of a standard “Phase I” evaluation without the prior written consent of Sellers. Sellers or its representative shall have the opportunity to be present at the time of any review of the Property or any meeting with a tenant at the Property or with governmental officials. Notwithstanding anything in this Agreement to the contrary, if Purchaser is not satisfied with such inspections, for any reason or no reason in Purchaser's sole discretion, Purchaser may terminate this Agreement upon written notice to Seller any time prior to expiration of the Due Diligence Period, in which event the Earnest Money shall be promptly refunded to Purchaser, and neither party shall have any further obligations to the other under this Agreement. In the event such written termination notice is not received by Sellers prior to the expiration of the Due Diligence Period, Purchaser shall have no further right to terminate this Agreement pursuant to this Section 3(f). The provisions of this Section 3(f) shall survive the Closing or the earlier termination of this Agreement.

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4.          Representations and Warranties.

(a)          Representations and Warranties Concerning Sellers and the Company. Sellers jointly and severally represent and warrant, as of the date of this Agreement and as of the date of Closing, that:

(i)          each Seller is a limited liability company or limited partnership (as applicable), duly organized, validly existing and in good standing under the laws of the State of Delaware;

(ii)         each of the Sellers has full right, power and authority to execute and deliver this Agreement and/or all documents contemplated hereunder to be executed by each of them and to perform all of their respective obligations hereunder and thereunder;

(iii)        each of the Sellers has full power and authority to own, lease or otherwise hold its properties and assets, and to carry on its business as now being conducted;

(iv)        this Agreement and all documents contemplated hereunder to be executed by the Sellers have been or will be duly authorized by all requisite action on the part of the Sellers and are legally binding obligations of the Sellers, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect that affect creditors' rights generally and by general equitable principles;

(v)         no consent or approval of any Person is required that has not been obtained in order for the Sellers to enter into this Agreement or any documents contemplated hereunder, and no consent or approval of any Person or government entity is required that has not been obtained in order for the Sellers to perform any obligation under this Agreement or any of the documents contemplated hereunder or to consummate the Transactions, other than such consents that have, or will be, obtained prior to Closing;

(vi)        neither the execution and delivery of this Agreement and all of the documents contemplated hereunder to be executed by the Sellers, nor the performance of obligations by the Sellers hereunder or thereunder will result in: (a) to Seller’s knowledge, a violation of any law, rule or regulation; (b) a violation of or a conflict with any provision of the limited liability company agreement or other organizational documents of any Seller or the Company; (c) to Seller’s knowledge, a conflict with any order or decree of any court or governmental instrumentality of any nature by which either Seller or the Company is bound; or (d) to Seller’s knowledge, an imposition of any Encumbrance on either Membership Interest;

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(vii)       no action, suit, claim, investigation or proceeding, whether legal or administrative or in mediation or arbitration, is pending or, to Sellers' knowledge, threatened, at law or in equity, against either Sellers before or by any court or federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality (a) which would prevent either Sellers from performing its obligations pursuant to this Agreement or consummating the transactions contemplated hereby; (b) which relates to a claim or dispute under either LLC Agreement; or (c) which constitutes a claim by any Person to an interest in the profits or distributions of the Company; in addition, there are no judgments, decrees or orders entered in a suit or proceeding against Sellers (except for any slip and fall, and/or personal injury which are covered by insurance or landlord-tenant suits or claims), for which an adverse decision in which might, or which judgment, decree or order does, adversely affect either Seller's ability to perform its obligations pursuant to, or Purchaser's rights under, this Agreement, or which seeks to restrain, prohibit, invalidate, set aside, rescind, prevent or make unlawful this Agreement or the carrying out of this Agreement or the transactions contemplated hereby. Seller represents and warrants that Exhibit O attached hereto and incorporated herein by reference constitutes all slip and fall or personal injury suits covered by insurance and any landlord-tenant suits that are presently pending against the Property or Seller;

(viii)      the membership interests in the Company owned by WEI constitute all of the outstanding limited liability company interests in the Company now or formerly owned, directly or indirectly, by WEI in the Company, and there are no outstanding options, warrants or other rights that would entitle any other Person to acquire any interest in the Company, or in or to any distributions or profits of the Company; except as set forth in Company LLC Agreement, there are (a) no rights of first refusal or similar rights or restrictions with respect to the sale of any interests in the Company; and (b) no agreements to which Sellers are a party with respect to the voting or transfer of interests;

(ix)         the membership interests in Purchaser owned by WEGP constitute all of the outstanding limited liability company interests in the Purchaser now or formerly owned, directly or indirectly, by WEGP in Purchaser;

(x)          on the Closing Date, there will be no loans outstanding to or from the Company by, to or from either Sellers or any affiliate of either Seller;

(xi)         each Seller is the lawful and beneficial owner of, and has good, marketable and valid title in and to its Membership Interests, free and clear of any and all Encumbrances and with no restriction on the voting rights and other incidents of record and beneficial ownership pertaining thereto, and each Seller will transfer and deliver to Purchaser at Closing good and valid title to its Membership Interests free and clear of any such Encumbrances;

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(xii)        to Seller's knowledge, there are no audits, disputes, claims, assessments, levies, administrative proceedings against or with respect to the Company; the Company has not requested a waiver of, or extended or waived, the application of any statute of limitations of any jurisdiction regarding the assessment or collection of any Tax; Seller has not received a notice of deficiency or assessment from any taxing authority with respect to liabilities for Taxes of the Company which have not been fully paid or finally settled; to Seller’s knowledge, the Company is not a party to, is bound by or has any obligation under any tax sharing arrangement, tax indemnification agreement or similar contract or arrangement; and to Seller’s knowledge there are no Tax liens (other than liens for Taxes not yet due and payable) upon the Property;

(xiii)       Reserved;

(xiv)      to Seller’s knowledge, the Company is in compliance with, and has complied at all times, with all material statutes, laws, rules, regulations, orders, decrees, injunctions and ordinances applicable to it;

(xv)       the Company has operated its business in the ordinary course, and:

(a) there has been no material destruction or loss of or to any of its assets or properties;

(b) there has been no sale, transfer or other disposition of any of its material asset or properties; and (c) there has been no Encumbrance created by Seller or their affiliates with respect to the Company or the Property and to Seller’s knowledge, there are no Encumbrances that are not shown on the title report attached hereto as Exhibit C except for notices of commencement filed by vendors performing capital improvement work in accordance with the business plan presented by WEI and approved by Purchaser pursuant to the Company LLC Agreement;

(xvi)      the operating statements of the Company attached hereto as Exhibit G show all items of income and expense (operating and capital) incurred in connection with the ownership, operation, and management of the Property for the periods indicated and are true, correct, and complete in all material respects;

(xvii)     Sellers are not acting, directly or indirectly for, or on behalf of, any person, group, entity or nation named by any Executive Order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism) or the United States Treasury Department as a terrorist, “Specially Designated National and Blocked Person,” or other banned or blocked person, entity, or nation pursuant to any Law that is enforced or administered by the Office of Foreign Assets Control, and are not engaging in the Transactions, directly or indirectly, on behalf of, or instigating or facilitating the transactions described herein, directly or indirectly, on behalf of, any such Person;

(xviii)    neither Seller has (a) made a general assignment for the benefit of creditors; (b) filed any voluntary petition in bankruptcy or suffered the filing of any involuntary petition by such Seller's creditors; (c) suffered the appointment of a receiver to take possession of all, or substantially all, of such Seller's assets; (d) suffered the attachment or other judicial seizure of all, or substantially all, of such Seller's assets; (e) admitted in writing its inability to pay its debts as they come due; or (f) made an offer of settlement, extension or compromise to its creditors generally. Neither Seller is insolvent and neither Seller will become insolvent as a result of executing, delivering or performing its obligations hereunder;

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(xix)       to Seller’s knowledge, all documents containing information material to the ownership or operation of the Property that have been delivered to Purchaser are correct and complete copies; and

(xx)        attached as Exhibit I is a true, correct and complete description of the status, as of the Effective Date, for each of the Remaining Termination Units and the buy-out and possession of the apartment units described therein, along with copies of the three (3) indemnification agreements made by the Company in favor of the applicable unit owners (the “Indemnification Agreements”) attached as Exhibit P.

(xxi)       to Seller’s knowledge, neither Seller is in default or breach of the performance or observance of any covenant, obligation or agreement to be performed or observed by such Seller under the LLC Agreement to which it is a party; and

(xxii)      to Seller’s knowledge, the Company does not have, and never has had, any assets other than the Property and other miscellaneous assets in the ordinary course of its ownership of the Property, and has not incurred any obligations or liabilities, including, without limitation, any contingent liabilities (other than the obligations under the Indemnification Agreements, which obligations are set forth on a schedule included as Exhibit P attached hereto and made a part hereof), that have not been paid and satisfied in full at Closing, other than the Loan and those arising solely by reason of the acquisition, ownership and operation of the Property such as covenants, conditions and restrictions which burden the Property and taxes and other expenses in connection with the ownership and operation of the Property in the ordinary course, all of which obligations arising in connection with the ownership and operation of the Property have either been paid and satisfied in full, will be paid in the ordinary course of business prior to Closing, or will be prorated or adjusted between Sellers and Purchaser at Closing.

(b)          Representations and Warranties Concerning the Property and the Loan. Sellers jointly and severally represent and warrant, as of the date of this Agreement and as of the date of Closing, that:

(i)          To Sellers’ knowledge, there are no pending or threatened lawsuits or similar proceedings (other than any slip and fall or personal injury suits or claims which are covered by insurance or landlord-tenant actions and which have been disclosed to Purchaser in Exhibit O) that could have a material adverse effect on the Property or Sellers’ ability to perform its obligations hereunder which have not been disclosed in writing to Purchaser;

(ii)         to Seller’s knowledge, there are no pending eminent domain proceedings or zoning changes that will adversely affect the Property which have not been disclosed, in writing, to Purchaser;

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(iii)        to Seller's knowledge, the Declaration was terminated in accordance with F.S. 718.177(3), effective as of April 17, 2014, and there are no assessments or other charges payable thereunder;

(iv)        the originals or copies of the tenant lease files made available to Purchaser in connection with Section 3 of this Agreement are, to Seller’s knowledge, complete and accurate originals or copies, as applicable, of all of the tenant lease files, and represent all such documents in Seller’s possession and control. To Seller’s knowledge, there are no written or oral promises, understandings or commitments between Sellers and any tenant under the Leases that would be binding on Purchaser and have any material adverse economic effect on Purchaser other than as set forth in such copies of the Leases and the tenant lease files made available to Purchaser pursuant to Section 3 hereof;

(v)         each Lease constitutes the entire agreement and understanding of the parties thereto with respect to the subject matter thereof;

(vi)        except as set forth on Exhibit J, Seller has not received written notice of any material default of Landlord from any Tenant under any Lease;

(vii)       the rent roll attached to this Agreement as Exhibit B is true, correct and complete in all material respects as of the date thereof;

(viii)      Seller has no affiliate, representative, officer, employee or other agent who sits on, is a member of or has any other official or unofficial role as a director, officer or other position in any governing or administrative body associated with the Property or the Declaration.

(ix)         the list of Existing Loan Documents set forth on Exhibit D is a complete and accurate list of all Existing Loan Documents which evidence, secure, guaranty or otherwise govern the Existing Loan. The copies of such Existing Loan Documents delivered to Purchaser in connection with Seller’s execution of this Agreement are complete and accurate copies of such Existing Loan Documents. Such Existing Loan Documents have not been supplemented, amended, modified, or extended in any manner whatsoever (other than the Loan Modification Documents) as listed on Exhibit D which have been delivered to Purchaser. There are no written or oral promises, understandings, commitments, or agreements between Seller and Holder relating to the Existing Loan, and no other documents or instruments which evidence, secure or otherwise govern the Existing Loans, other than as set forth in the copies of the Existing Loan Documents provided by Seller to Purchaser. Seller has not received any actual written notice of any default or breach under the Existing Loan Documents, and to Seller’s knowledge, there is no existing or uncured default or breach under the Existing Loan Documents and there exist no facts or circumstances that, with the passage of time or the giving of notice, or both, would constitute a default or breach under the Existing Loan Documents;

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(x)          Seller has obtained an updated Phase I Report (the “Phase I Update”) dated as of May 19, 2014 (a copy of which is attached hereto as Exhibit L) to supplement the Original Phase I Report delivered to Purchaser;

(xi)         Exhibit H attached provides a true and correct accounting of the funds used to terminate the condominium and cause the acquisition of the apartment units by the Company and the documents evidencing same (the “WEO II Documents”);

(xii)        to Seller’s knowledge, all obligations of the Company and/or the “Trustee” (as defined in that certain Plan of Termination of Enders Place at Baldwin Park, a Condominium, dated December 2, 2013, and filed for record on December 10, 2013 at Book 10675, Page 1315, in the Office of the Orange County Clerk in Orange County, Florida (“Termination Plan”)), under the Termination Plan have been fully performed, except for the remaining obligations set forth on Exhibit Q. All conditions to the effectiveness of the Termination Plan have been satisfied (except as otherwise indicated on Exhibit Q). Purchaser shall have no obligations under the Termination Plan following closing except as set forth on Exhibit Q;

(xiii)       the Termination Unit Escrow Funds are, to Seller's knowledge, sufficient to payoff amounts owing in connection with the Remaining Termination Units pursuant to the Termination Plan;

(xiv)      possession of all Termination Units has been surrendered to Seller in accordance with the Termination Plan, except for Units 22-202 and 10-105.

Possession of both of these units is anticipated in advance of Closing; and

(xv)       to the best of Seller’s knowledge, all records, permits, approvals, title insurance policies, surveys, plans, specifications, warranties, or other instruments pertaining to the Company or the Property and delivered to Purchaser pursuant to Section 6(c)(v) are in the name of the Company.

(c)          For purposes of this Agreement, the term “Seller’s knowledge” and words of similar import, shall mean the actual knowledge (but not constructive or imputed knowledge) of (i) Colin Strong; (ii) Eric J. Hade; and (iii) Raymond Barrows (collectively, “Seller’s Representatives”), without any duty of inquiry or investigation. Seller’s Representatives shall not have any personal liability arising out of or related to this Agreement or the Property whatsoever.

(d)          In addition to the foregoing, the representations and warranties of Seller herein shall be deemed modified to the extent of Purchaser's knowledge (i.e. for avoidance of doubt, Purchaser's knowledge as defined in Section 4(i)) of any facts inconsistent with such representations and warranties prior to Closing.

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(e)          In connection with the acquisition by Purchaser of the Membership Interests at Closing, Purchaser does hereby acknowledge, represent, warrant and agree, to and with Seller, that, with the exception of the representations and warranties contained in this Agreement, including, but not limited to, those set forth in Section 4 hereof, any indemnity made by Sellers in this Agreement, including, but not limited to, those set forth in Section 10(c) of this Agreement, or any representation, warranty or indemnity set forth in the documents to be delivered by Sellers to Purchaser at Closing (collectively, hereinafter referred to as “Seller’s Representations”): (i) Purchaser is purchasing the Membership Interests, and indirectly the Property, in an “AS IS, WHERE IS, AND WITH ALL FAULTS” condition; (ii) Purchaser agrees that Sellers shall not be liable for any construction, latent or patent defects in the Property, and shall not be bound in any manner whatsoever by any guarantees, promises, projections, operating expenses, set-ups or other information pertaining to the Property made, furnished or claimed to have been made or furnished by Seller or any other Person, whether verbally or in writing (other than to the extent Sellers have breached any express applicable warranties under Section 4 of this Agreement); (iii) Purchaser acknowledges that neither Seller nor any of the employees, agents or attorneys of Seller has made any verbal or written representations or warranties whatsoever to Purchaser, whether express, implied, statutory, or by operation of law, except as expressly set forth in this Agreement and, in particular, that no such representations and warranties have been made with respect to the physical condition or operation of the Property; (iv) Purchaser has not relied and is not relying upon any representations or warranties, other than Seller’s Representations, or upon any statements made in any informational materials with respect to the Property provided by Seller or any other Person; (v) Purchaser is and will be relying strictly and solely upon the advice and counsel of its own agents and officers as Purchaser deems necessary or appropriate under the circumstances; and (vi) Purchaser has had and will have, pursuant to this Agreement, an adequate opportunity to make such legal, factual and other inquiries and investigations as Purchaser deems necessary, desirable or appropriate with respect to the Membership Interests and the Property; and (vii) by reason of all of the foregoing, from and after the Closing, Purchaser shall assume the risk of any loss or damage occasioned by any fact, circumstance, condition or defect pertaining to the physical and other conditions of the Property and/or the operation of the Property, regardless of whether the same is capable of being observed or ascertained (without limitation of the qualification set forth above, except to the extent of any claim against Seller arising from Seller's Representations). IN ADDITION TO, AND WITHOUT LIMITATION OF THE FOREGOING, EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, SELLER MAKES NO WARRANTY, EXPRESS, IMPLIED, STATUTORY, OR BY OPERATION OF LAW, AS TO THE QUANTITY, QUALITY, MERCHANTABILITY, TITLE, MARKETABILITY, FITNESS, OR SUITABILITY FOR A PARTICULAR PURPOSE OF THE PROPERTY OR ANY COMPONENT THEREOF, AND THE PROPERTY AND EACH COMPONENT THEREOF ARE ACCEPTED BY PURCHASER FOLLOWING CLOSING IN AN “AS IS, WHERE IS CONDITION, WITH ALL FAULTS”.

(f)          EXCEPT AS EXPRESSLY SET FORTH (BY SUCH SELLER) IN THIS AGREEMENT, SELLERS HAVE NOT, DO NOT AND WILL NOT, WITH RESPECT TO THE PROPERTY, THE COMPANY AND/OR THE MEMBERSHIP INTERESTS, MAKE ANY REPRESENTATIONS, EXPRESS OR IMPLIED, OR ARISING BY OPERATION OF LAW, INCLUDING, BUT IN NO WAY LIMITED TO, ANY WARRANTY OF CONDITION OR MERCHANTABILITY, OR WITH RESPECT TO THE VALUE, PROFITABILITY OR OPERATING POTENTIAL OF THE PROPERTY, THE COMPANY AND/OR THE MEMBERSHIP INTERESTS.

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NOTWITHSTANDING THE FOREGOING OR ANY PROVISION HEREOF TO THE CONTRARY, THE ACKNOWLEDGEMENTS TERMS AND AGREEMENTS SET FORTH IN SECTIONS 4(E), 4(F) AND 4(G) BY PURCHASER AND THE TIME LIMITATION IN THE SURVIVAL PERIOD SET FORTH IN SECTION 10(C) OF THIS AGREEMENT SHALL NOT APPLY TO ANY CLAIM WITH RESPECT TO ANY FRAUDULENT OR INTENTIONAL MISREPRESENTATION BY SELLER. FOR AVOIDANCE OF DOUBT, IN NO EVENT SHALL THE ACKNOWLEDGEMENTS TERMS AND AGREEMENTS SET FORTH IN SECTIONS 4(E), 4(F) AND 4(G) BY PURCHASER EXTEND TO ANY PARTY OTHER THAN SELLER, INCLUDING, WITHOUT LIMITATION, PROPERTY MANAGER.

(g)          Except as otherwise set forth in this Agreement, including, without limitation, any liability Seller may have to Purchaser in connection with Seller's Representations, upon the Closing: (i) the Purchaser and the Company shall be deemed to have fully released and waived any and all Adverse Consequences and all claims, actions, losses, damages, indemnities, and other rights or remedies against the Sellers or their affiliates arising out of or otherwise related to the Company LLC Agreement, MM LLC Agreement and WEO II Documents and (ii) Sellers shall be deemed to have fully released and waived any and all claims, actions, losses, damages, indemnities, and other rights or remedies against the Company and the Purchaser.

(h)          The provisions of this Section 4(e), (f) and (g) shall survive any termination of this Agreement and shall survive Closing and the delivery of the Assignments and Assumptions of Membership Interests at Closing.

(i)          Representations and Warranties Concerning Purchaser. Purchaser hereby represents and warrants to and in favor of Sellers that, as of the date hereof:

(i)          Purchaser has all requisite power and authority to enter into this Agreement and consummate the transactions herein contemplated and all necessary and proper limited liability company action, approvals and authorizations have been taken or given to authorize the execution and delivery of this Agreement and the performance of the obligations hereunder by Purchaser. This Agreement shall be enforceable in accordance with its terms upon Purchaser;

(ii)         the execution and performance of this Agreement will not be a default under or otherwise violate any material contract or agreement, or any order, law or regulation to which Purchaser may be subject;

(iii)        Purchaser is a limited liability company, duly organized, validly existing and in good standing under the laws of the State of Delaware;

(iv)        no consent or approval of any Person is required that has not been obtained in order for Purchaser to enter into this Agreement or any documents contemplated hereunder, and no consent or approval of any Person or government entity is required that has not been obtained in order for Purchaser to perform any obligation under this Agreement or any of the documents contemplated hereunder or to consummate the Transactions;

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(v)         to Purchaser’s knowledge, (a) Purchaser is not in material default or breach of the performance or observance of any covenant, obligation or agreement in any material respect to be performed or observed by Purchaser under the Company LLC Agreement and (b) BR Enders Managing Member, LLC is not in material default or breach of the performance or observance of any covenant, obligation or agreement in any material respect to be performed or observed by BR Enders Managing Member, LLC under the MM LLC Agreement;

(vi)        neither the execution and delivery of this Agreement and all of the documents contemplated hereunder to be executed by Purchaser, nor the performance of obligations by Purchaser hereunder or thereunder will result in: (a) to Purchaser’s knowledge, a violation of any law, rule or regulation; (b) a violation of or a conflict with any provision of the limited liability company agreement or other organizational documents of Purchaser or the Company; or (c) to Purchaser’s knowledge, a conflict with any order or decree of any court or governmental instrumentality of any nature by which either Purchaser or the Company is bound; and

(vii)       all Tax Returns required to be filed by or with respect to the Company for periods ending on or prior to the Closing Date (a) have been or will be timely filed with the appropriate taxing authorities in all jurisdictions in which such Tax Returns are required to be filed and true and correct copies thereof have been (and will be prior to filing thereof) delivered to Seller for review and approval; and (b) are or will be true and correct in all material respects, and all Taxes reported on such Tax Returns due on or prior to the Closing Date have been or will be timely paid; to Purchaser's knowledge, there are no audits, disputes, claims, assessments, levies, administrative proceedings pending or threatened (in writing) against or with respect to the Company; to Purchaser's knowledge, the Company has not requested a waiver of, or extended or waived, the application of any statute of limitations of any jurisdiction regarding the assessment or collection of any Tax; to Purchaser's knowledge, the Company has not received a written notice of deficiency or assessment from any taxing authority with respect to liabilities for Taxes of the Company which have not been fully paid or finally settled; to Purchaser's knowledge, the Company is not a party to, is bound by or has any obligation under any tax sharing arrangement, tax indemnification agreement or similar contract or arrangement; the Company is currently, and has at all times been, classified as a partnership for U.S. federal income tax purposes; the Company has not made an election pursuant to Treasury Regulation Section 301.7701-3(c) to be treated as an association taxable as a corporation for federal income tax purposes.

For purposes of this Agreement, the term “Purchaser’s knowledge” and words of similar import, shall mean the actual, then current knowledge (but not constructive or imputed knowledge) of (i) James A. Babb; and (ii) Michael L. Konig (collectively, “Purchaser’s Representatives”), without any duty of inquiry or investigation. Purchaser’s Representatives shall not have any personal liability arising out of or related to this Agreement or the Property whatsoever.

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In addition to the foregoing, the representations and warranties of Purchaser herein shall be deemed modified to the extent of Seller's knowledge of any facts inconsistent with such representations and warranties prior to Closing

5.          Pre-Closing Covenants. The Parties agree as follows with respect to the period between the execution of this Agreement and the Closing.

(a)          Notices and Consents. Each of the Parties will give any notices to, make any filings with, and use its reasonable best efforts to obtain any authorizations, consents, and approvals of governments and governmental agencies required to consummate the transaction contemplated by this Agreement.

(b)          Operation and Maintenance of Property. Sellers shall not (i) intentionally cause any waste or damage to occur to the Property, ordinary wear and tear excepted (but in no event shall Seller nor any of its affiliates have any obligation to contribute capital in connection with the Property); (ii) make or permit any material alterations to the Property not within the ordinary course of business or consistent with current practice, except as required by law or Loan Documents; (iii) enter into or consent to any covenant, condition, restriction, easement, Encumbrance or other agreement which affects or could affect the Property in any material manner other than in the ordinary course of business, in accordance with the mutually approved business plan for the Property; or (iv) amend or consent to the amendment in any material adverse manner or cancellation of any Lease (other than for non-payment or default), without Purchaser’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed during the Loan Approval Period.

(c)          Additional Covenants. After the Effective Date and until the Closing Date or termination of this Agreement under the terms hereof, the following shall apply:

(i)          Exercise of Buy-Sell. Neither Seller nor Purchaser (nor WEGP nor BR Enders Managing Member, LLC) shall exercise their rights, respectively, under Section 3.8 of the Company LLC Agreement and the provision titled “Deadlock; Buy/Sell” in the MM LLC Agreement, provided that the other party is not in default or breach under this Agreement beyond applicable notice and cure periods.

(ii)         Transfer of Interests. Provided that the other Party is not in default or breach under this Agreement beyond applicable notice and cure periods, Seller or Purchaser, as applicable, shall not make a voluntary assignment (or consent to or acquiesce to an involuntary assignment), transfer, exchange, or other disposition of all, any portion of, or any direct or indirect interest in the MM Membership Interest or the Company Membership Interest (as applicable), nor pledge, mortgage, hypothecate, grant a security interest in, or any encumbrances, claims, easements, rights of way, covenants, conditions or restrictions or any other adverse claims or rights (including without limitation a title transfer or retention arrangement) having similar effect on all or any portion of or any interest in the MM Membership Interest or the Company Membership Interest (as applicable), including a transfer, assignment, hypothecation or pledge of its rights to receive distributions of funds from Company and allocations of income, gain, loss, deduction and credit, in all of the foregoing cases, except to the extent same shall be fully discharged and released at Closing. Any transfer of the MM Membership Interest or the Company Membership Interest (as applicable), made in contravention of this Section 3(d)(2) during the pendency of this Agreement is void ab initio.

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6.          Closing.

(a)          Escrow Closing.  The Closing shall occur in escrow through the Title Company on the Closing Date.

(b)          Purchaser's Obligations. At the Closing, Purchaser shall:

(i)          deliver the Purchase Price to Sellers by wire transfer;

(ii)         execute and deliver an assignment of each of the Membership Interests to Seller in the form of the Membership Assignment attached hereto as Exhibit E-1 and Exhibit E-2;

(iii)        execute and deliver the Amendments to Operating Agreement attached hereto as Exhibit F-1 and Exhibit F-2 (“Operating Agreement Amendment”);

(iv)        execute and deliver to Sellers a certificate confirming that Purchaser’s representations and warranties set forth in Section 4 above are true and correct as of the Closing in all material respects; and

(v)         execute and deliver to Sellers any customary documents or instruments reasonably required by Sellers or the Title Company in order to effectuate the transaction contemplated hereby.

(c)          Sellers' Obligations. At the Closing, Sellers shall:

(i)          execute and deliver an assignment of each of the Membership Interests to Purchaser in the form of the Membership Assignment attached hereto as Exhibit E-1 and Exhibit E-2;

(ii)         execute and deliver the Amendments to Operating Agreement attached hereto as Exhibit F-1 and Exhibit F-2 (“Operating Agreement Amendment”);

(iii)        execute and deliver to Purchaser a certificate confirming that Sellers' representations and warranties set forth in Section 4 above are true and correct as of the Closing in all material respects;

(iv)        deliver an updated rent roll to Purchaser, certified to Purchaser as true, correct and complete, in all material respects;

(v)         deliver any and all records, permits, approvals, title insurance policies, surveys, plans, specifications, warranties, or other instruments pertaining to the Company or the Property in Sellers' possession or control;

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(vi)        execute and deliver such other customary documents or instruments reasonably required by Purchaser or the Title Company in order to effectuate the transaction contemplated hereby; and

(vii)       deliver a termination of the Property Management Agreement, executed by the Property Manager, and pay any and all termination fees (if any) owing in connection with such termination.

(d)          Prorations and Distributions. The day of Closing shall belong to Purchaser and all prorations hereinafter provided to be made as of the Closing shall each be made as of 11:59 PM of the day immediately preceding the Closing Date, based on a 365-day year and the actual number of days in the month in which Closing occurs. For the avoidance of doubt, all references to allocations between Seller and Purchaser of prorated items shall be based upon their respective Sharing Percentages under the Company LLC Agreement, after giving effect to the Company’s receipt of the applicable income/revenue item and/or the Company’s expenditure of the applicable expenses/liability item, as the case may be.

(i)          Collected Rent. All prepaid rent and collected rent (excluding tenant reimbursements, if any, for Operating Costs as defined below) and other collected income under Leases (and any applicable state or local tax on rent) in effect on the Closing Date shall be prorated as of the Closing. Any prepaid rents for the period following the Closing Date shall be paid over by Seller to Purchaser or credited against the amount to be paid at Closing by Purchaser. Purchaser shall bill and attempt to collect any delinquencies (i.e. amounts due from a tenant under a Lease with respect to the monthly installment of rent that was due for any month prior to the month in which the Closing Date occurs) in the ordinary course of business but shall not be obligated to engage a collection agency or take any legal action to collect any delinquencies. Any rents under Leases received by Seller following the Closing Date shall be paid to Purchaser within five (5) days following receipt thereof.

(ii)         Operating Costs and Commissions. Amounts for taxes, insurance, utilities, common area maintenance and other operating costs and expenses (collectively, “Operating Costs”) shall be prorated based upon the actual current governmental tax bills at Closing. Utilities shall be prorated (i) by having the utility company make a meter reading on or immediately prior to the Closing (and Sellers shall use commercially reasonable efforts to have such meter reading occur prior to Closing); or (ii) if such readings cannot be obtained, on the basis of the most recent utility bills that are available. If the proration is not based on actual current readings, then, upon the taking of a subsequent actual reading or receipt of subsequent bills, such proration shall be readjusted and Sellers or Purchaser, as the case may be, shall make an appropriate payment to the other following Closing based upon the actual reading or bill and deliver to the other the amount determined to be due upon such readjustment. If the Company has paid any utilities no more than thirty (30) days in advance in the ordinary course of business, then Purchaser shall be charged its portion of such payment at Closing. Sellers shall cause the Company to promptly pay all unpaid utility bills applicable to the period to the day preceding the Closing, which obligation shall survive Closing.

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(iii)        Taxes and Assessments. Real estate taxes and assessments imposed by governmental authority shall be prorated as of the Closing based upon the most recent tax bill. Seller shall receive a credit for its allocable share of any taxes and assessments actually paid by Seller and applicable to any period after the Closing.

(iv)        Final Adjustment After Closing. If final prorations cannot be made at Closing for any item being prorated under this Section 6(d), then Purchaser and Seller agree to allocate such items on a fair and equitable basis as soon as invoices or bills are available and applicable reconciliation with tenants have been completed, to the effect that income and expenses are received and paid by the parties with respect to their period of ownership, and their respective prorated shares of ownership, with final adjustment to be made as soon as reasonably possible after the Closing (within sixty (60) days), but in no event later than three hundred sixty-five (365) days after the Closing, after which time no such adjustments shall be made. Payments in connection with the final adjustment shall be due within thirty (30) days of written notice. Seller and Purchaser shall have reasonable access to, and the right to inspect and audit, the other’s books to confirm the final prorations.

(v)         Termination Unit Escrow Funds. The entirety of the Termination Unit Escrow Funds shall remain with the Company, and Seller shall receive no credit or adjustment to the Purchaser Price attributable to the Termination Unit Escrow Funds; provided, however, in the event that after the full payoff of amounts owing in connection with Remaining Termination Units pursuant to the Termination Plan, excess funds remain with respect to Termination Unit Escrow Funds, then in such event, such funds shall be prorated among the parties in accordance with their respective Sharing Percentages under the Company LLC Agreement.

(vi)        Utility Deposits. If applicable, Purchaser shall provide a credit to Seller at Closing for Seller’s pro rata share (based on Seller’s Membership Interest in the Company) of any deposits made by the Company with utility companies for establishing the Company’s accounts with such utility companies.

(vii)       Company Distributions. All cash held by Company and any Distributable Funds (as defined in Section 5.2 of the Company LLC Agreement) earned but unpaid as of the Closing shall be allocated among the Membership Interests and shall be disbursed by the Company to the Members in accordance with the Company LLC Agreement and under the methodology set forth in Exhibit N.

(viii)      Purchaser and Sellers agree, upon request, to provide the other Party with all information that the other Party may reasonably require in order to determine each Party’s proportionate share of the reimbursements and payments set forth above, and Purchaser and Sellers shall cooperate fully, as and to the extent reasonably requested by the other Party, in determining the amount of such payable to the other Party hereunder. The agreements of Sellers and Purchaser set forth in this Section 6(d) shall survive the Closing for a period of one (1) year.

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(ix)         [WP (Linda/Harvey) to confirm] All profits and losses of the Company, and each item of income or expense entering into the computation thereof, attributable to the Company Membership Interest for any period of time ending on or before Closing shall be allocated to WEI for such period of time; and all profits and losses of the Company, and each item of income and expense entering into the computation thereof, attributable to the Company Membership Interest for any period of time beginning after Closing shall be allocated to Purchaser in accordance with the Company LLC Agreement.

(x)          [WP (Linda/Harvey) to confirm] All profits and losses of the Purchaser, and each item of income and expense entering into the computation thereof, attributable to the MM Membership Interest for any period of time ending on or before Closing shall be allocated to WEGP for such period of time; and all profits and losses of the Purchaser, and each item of income and expense entering into the computation thereof, attributable to any period of time beginning after Closing shall be allocated to Purchaser's sole remaining member in accordance with the terms of the Purchaser LLC Agreement.

(e)          Closing Costs. Purchaser and Seller shall each pay their own legal fees related to the preparation of this Agreement and all documents required to close the transaction contemplated hereby. Purchaser shall pay (i) all costs associated with its due diligence, including the cost of appraisals, architectural, engineering, credit and environmental reports and any title insurance policy and endorsement premiums to the extent issued at Closing; (ii) any document stamp tax, intangible tax or other similar transfer tax in connection with the Property or the transfer of Membership Interests; provided, however, the foregoing shall not be construed so as to shift the methodology of the application of any Stipulated Closings Costs; (iii) any state withholding tax due, if any, (and acknowledging that no federal Taxes shall be withheld from the Purchase Price) in connection with the transfer of Membership Interests; (iv) all costs and fees in connection with the review and effectuation by Lender or Holder, as applicable, of the transfer of Membership Interests from Sellers to Purchaser, including without limitation, the Fifty Thousand and No/100 Dollars ($50,000.00) “Transfer Fee” due to Lender pursuant to the Buy-Sell Rider; and (v) all fees in connection with the Supplemental Loan. Each Party shall pay one-half of the charges for the escrow services of the Title Company and one-half of the 0.25% commission payable to Jones Lang LaSalle due in connection with the transaction contemplated herein. All other closing costs shall be paid by Sellers or Purchaser in accordance with the local custom for real estate purchases and sales. Seller shall pay all costs incurred in connection with terminating that certain Property Management Agreement.

(f)          Consistent Tax Reporting. The purchase of the Company Membership Interest contemplated by this Agreement shall be reported for U.S. federal (and applicable state and local) income Tax purposes by the Sellers, the Company and Purchaser (and its affiliates) in a manner consistent with Situation 1 of Rev. Rul. 99-6, 1999-1 C.B. 4322 (Jan. 15, 1999). Purchaser and Seller and any of their respective affiliates, agree to reasonably cooperate with each other to take consistent positions on any Tax Return with respect to the allocation of the Purchase Price (e.g., as between real property and personal property and as between the Termination Units and the other prior condominium units comprising the Property, unless otherwise required to do so by applicable Law.

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7.          Post-Closing Covenants. In case at any time after the Closing any further action is necessary to carry out the purposes of this Agreement, each of the Parties will take such further action (including the execution and delivery of such further instruments and documents) as any other Party may reasonably request, all at the sole cost and expense of the requesting Party.

8.          Conditions Precedent to Obligation to Close.

(a)          Conditions to Obligation of Purchaser. The obligation of Purchaser to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions:

(i)          the representations and warranties of Sellers set forth in Section 4 above shall be true and correct in all material respects at and as of the Closing Date;

(ii)         Sellers shall have performed and complied with all of their covenants hereunder in all material respects through the Closing;

(iii)        Lender’s or Holder’s acknowledgement of the effectuation of the Membership Interest Transfer pursuant to the Buy-Sell Transfer Rider; and

(iv)        Subject to Purchaser’s obligations per Section 3(e) of this Agreement, Purchaser shall have obtained a commitment letter from Freddie Mac for the Supplemental Loan in an amount not less than Eight Million Four Hundred Thousand and No/100 Dollars ($8,400,000.00), which does not impose on Purchaser and/or the Replacement Guarantor, any obligations or liabilities, including, without limitation, recourse obligations under any guaranty, in excess of those obligations or liabilities which exist under the Existing Loan Documents (i.e. other than with respect to the obligation to repay the amount of the Supplemental Loan and the applicable interest rate or as otherwise set forth in the Existing Loan Documents with respect to such Supplemental Loan) (“Commitment Letter”); provided, however, that this condition precedent shall be satisfied or deemed waived if Purchaser fails to elect to terminate this Agreement on or before July 31, 2014 (the “Supplemental Loan Condition”). For the avoidance of doubt, but subject to Purchaser’s obligations per Section 3(e) of this Agreement, in the event Purchaser has not obtained the Commitment Letter prior to July 31, 2014, then in such event, Purchaser shall have the right to terminate this Agreement at any time on or before July 31, 2014 whereupon the terms of Section 8(c)(i) shall apply.

(b)          Conditions to Obligation of Sellers. The obligation of Sellers to consummate the transactions to be performed by them in connection with the Closing is subject to satisfaction of the following conditions:

(i)          Purchaser shall have delivered funds equal the Purchase Price to Sellers;

(ii)         the representations and warranties of Purchaser set forth in Section 4 above shall be true and correct in all material respects at and as of the Closing Date;

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(iii)        Purchaser shall have performed and complied with all of its covenants hereunder in all material respects through the Closing; and

(iv)        Lender’s or Holder’s acknowledgement of the effectuation of the Membership Interest Transfer pursuant to the Buy-Sell Transfer Rider and the release of the Existing Guarantor under the Existing Loan Documents in the manner contemplated under Section 3(c) of this Agreement.

(c)          Failure of Conditions.

(i)          In the event any of the conditions set forth in Section 8(a) above have not been satisfied (and not otherwise waived in writing by Purchaser) as of the Closing Date, unless such failure is a result of a Seller default (after receipt of prior written notice of such alleged Seller default and such Seller default is not cured within the earlier to occur of: (a) one (1) business day prior to any expiration of the Supplemental Loan commitment, or (b) three (3) Business Days after receipt by Seller of such default notice), Purchaser may terminate this Agreement upon written notice to Sellers, in which event the Earnest Money shall be promptly refunded to Purchaser and neither Party shall have any further obligations to the other hereunder; and

(ii)         In the event any of the conditions set forth in Section 8(b) above have not been satisfied (and not otherwise waived in writing by Sellers) as of the Closing Date, Sellers may terminate this Agreement upon written notice to Purchaser, and, if the failure is a result of a Purchaser default (which is not cured within the earlier to occur of:

(a) one (1) business day prior to any expiration of the Supplemental Loan commitment, or (b) three (3) Business Days after receipt by Purchaser of such default notice) the Earnest Money shall be paid to Sellers as liquidated damages in accordance with Section 10(a) below and Seller shall have no further liability or obligations hereunder; provided, however, if the failure is not attributable to a Purchaser default (which shall, in all instances, be the case upon the failure of the condition set forth in Section 8(b)(iv)), then Seller shall have the right to terminate this Agreement, whereupon the Earnest Money shall be returned to Purchaser.

(d)          Waiver of Conditions. Purchaser may waive in writing any condition set forth in Section 8(a) above. Sellers may waive in writing any condition set forth in Section 8(b) above.

9.          Release and Covenant Not to Sue. Upon the Closing, Purchaser, on behalf of itself and its successors and assigns, shall be deemed to release and forever discharge Sellers and their respective successors and assigns, together with the officers, directors, partners and employees of Sellers (collectively, the “Seller Parties”), from all claims, damages, judgments, actions, liabilities, demands, expenses, losses or causes of action of any nature, at law or in equity, known or unknown, which Purchaser has by reason of any cause, matter, or thing arising out of or relating to the Company, the Property and/or the Membership Interests (other than with respect to the express terms and conditions of this Agreement, including, without limitation, any claims that Purchaser may have against Seller with respect to Seller's Representations, or a good faith claim made by Purchaser of fraud against Seller).

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Upon the Closing, Seller, on behalf of itself and its successors and assigns, shall be deemed to release and forever discharge Purchaser and their respective successors and assigns, together with the officers, directors, partners, employees of Purchaser (collectively, the “Purchaser Parties”), from all claims, damages, judgments, actions, liabilities, demands, expenses, losses or causes of action of any nature, at law or in equity, known or unknown, which Seller has by reason of any cause, matter, or thing arising out of or relating to the Company, the Property and/or the Membership Interests (other than with respect to the express terms and conditions of this Agreement or a good faith claim made by Seller of fraud against Purchaser).

10.         Remedies for Breach of This Agreement.

(a)          If the purchase and sale of the Membership Interests contemplated hereby is not consummated in accordance with the terms and provisions of this Agreement due to circumstances or conditions which constitute a default by Purchaser under this Agreement, the Earnest Money shall be delivered to and retained by Sellers as Sellers’ full liquidated damages for such default. The parties acknowledge that Sellers’ actual damages in the event of a default by Purchaser will be difficult to ascertain, that such liquidated damages represent the parties’ best estimate of such damages, and that Sellers and Purchaser believe such liquidated damages are a reasonable estimate of such damages. The parties expressly acknowledge that the foregoing liquidated damages are intended not as a penalty, but as full liquidated damages, in the event of a default. Such default by Purchaser under this Agreement shall be deemed a default by Purchaser and its direct and indirect members under Section 3.8 (D) of the Company LLC Agreement. The foregoing waiver of rights and such liquidated damages described above shall be the sole and exclusive remedy of Sellers by reason of a default by Purchaser, and Sellers hereby waive and release any right to sue Purchaser for specific performance of this Agreement or to prove that Sellers’ actual damages exceed the amount which is herein provided to Sellers as full liquidated damages; provided, however, that the foregoing liquidated damages shall not apply to any duty, obligation, liability or responsibility which Purchaser may have under the indemnification provisions of this Agreement, as to which Sellers shall have all rights and remedies provided for or allowed by law or in equity, exclusive of any special or consequential damages.

(b)          If the purchase and sale of the Membership Interest contemplated hereby is not consummated in accordance with the terms and provisions of this Agreement due to circumstances or conditions which constitute a default by Sellers under this Agreement after the receipt by Seller of prior written notice of such alleged Seller default and such Seller default is not cured within the earlier to occur (i) one (1) business day prior to any expiration of the Supplemental Loan commitment; or (ii) three (3) Business Days after receipt by Seller of such default notice,(“Seller’s Cure Rights”), or if any of Sellers' representations or warranties is or becomes untrue in any material respect prior to Closing, Purchaser, as its sole and exclusive remedy, may exercise either of the following rights and remedies: (a) Purchaser may bring an action for specific performance of Sellers' obligations under this Agreement; or (b) Purchaser shall have the right to terminate this Agreement, in which event all rights and obligations of the parties under this Agreement shall expire, and this Agreement shall become null and void, and the Earnest Money shall be refunded to Purchaser promptly upon request. Notwithstanding the foregoing, in the event such Seller default is caused by any willful or intentional affirmative act or omission of Seller and specific performance is not available as a remedy for Purchaser, then, in addition to Purchaser exercising its remedy provided under clause (b) above, Purchaser shall have the right to sue Sellers for reimbursement of Purchaser’s actual and verifiable third party costs and expenses incurred in connection with this Agreement.

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(c)          Survival of Representations and Warranties. All of the representations and warranties of the Parties contained in this Agreement shall survive the Closing hereunder and continue in full force and effect for a period of twelve (12) months.

(d)          Indemnification Provisions. In the event of any breach of any of the representations, warranties, and covenants of any Party contained herein (the “Breaching Party”), then the Breaching Party hereby agrees to jointly and severally indemnify the other Party from and against the Adverse Consequences the other Party actually suffers or is threatened with in writing through and after the date of the claim for indemnification resulting from, arising out of, relating to, in the nature of, or caused by such breach (or such alleged breach) or otherwise, except if (i) such Adverse Consequences result from such other Party’s own grossly negligent or willful acts or omissions; or (ii) if the facts and circumstances relating to such breach of any such representation or warranty contained herein were otherwise, to Seller’s knowledge, or to Purchaser’s knowledge (i.e. as such term is defined in Section 4(i) above), as applicable, known prior to Closing by Seller or Purchaser, as the case may be.

11.         Miscellaneous.

(a)          No Third-Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns.

(b)          Entire Agreement. This Agreement (including the documents referred to herein) constitutes the entire agreement among the Parties and supersedes any prior understandings, agreements, or representations by or among the Parties, written or oral, to the extent they related in any way to the subject matter hereof.

(c)          Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Agreement or any of his or its rights, interests, or obligations hereunder without the prior written approval of Purchaser and Sellers; provided, however, that Purchaser may assign this Agreement without Sellers' consent to any Person owned or controlled by Purchaser, or under common ownership and/or control with Purchaser. Any assignment in violation of this paragraph shall be deemed null and void.

(d)          Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument. Facsimile or other electronic signatures are acceptable.

(e)          Headings. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

24

(f)          Notices. All notices, requests, demands, claims, and other communications hereunder will be provided in accordance with the LLC Agreement; provided, however, in addition to providing notice via facsimile, notice may be transmitted via electronic mail pursuant to the same terms and conditions (i.e. a hard copy of such notice must be delivered the next business day) any notice to Purchaser shall be to the following parties:

Purchaser:                   WAYPOINT ENDERS OWNER, LLC

c/o Bluerock Real Estate, L.L.C.

712 Fifth Avenue, 9th Floor

New York, NY 10019

Attention: Michael L. Konig

Fax No.: 646.278.4220

Email: mkonig@bluerockre.com

With a copy to:           WAYPOINT ENDERS OWNER, LLC

c/o Bluerock Real Estate, L.L.C.

712 Fifth Avenue, 9th Floor

New York, NY 10019

Attention: James Babb

Fax No.: 646.278.4220

Email: jbabb@bluerockre.com

With a copy to:            NELSON MULLINS RILEY & SCARBOROUGH LLP

Attention: Eric R. Wilensky, Esq.

201 17th Street NW

Suite 1700

Atlanta, GA 30363

Fax No.: (404) 322-6050

Email: eric.wilensky@nelsonmullins.com

Seller:                             WAYPOINT ENDERS INVESTORS, LP

c/o Waypoint Residential

3475 Piedmont Road NE

Atlanta, GA 30305

Attention: Eric J. Hade

Fax No.: (404) 601-9899

Email: ehade@waypointresidential.com

With a copy to:            WAYPOINT ENDERS GP, LLC

c/o Waypoint Residential

3475 Piedmont Road NE

Atlanta, GA 30305

Attention: Eric J. Hade

Fax No.: (404) 601-9899

Email: ehade@waypointresidential.com

25

With a copy to:            REED SMITH LLP

Attention: Thomas G. Maira, Esq.

599 Lexington Avenue

New York, New York 10022

Fax No.: (212) 521-5450

Email: tmaira@reedsmith.com

(g)          Governing Law. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

(h)          Amendments and Waivers. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by Purchaser and Sellers. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

(i)          Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

(j)          Expenses. Each of the Parties will bear his or its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby; provided, however, that in the event of any legal or equitable action arising out of this Agreement, upon the issuance of a final judgment in such action, the prevailing Party shall be entitled to recover all reasonable fees, costs and expenses, together with reasonable attorney's fees incurred in connection with such action. The fees, costs and expenses so recovered shall include those incurred in prosecuting or defending any appeal. The prevailing Party shall also be entitled to reasonable attorney's fees incurred to collect or enforce the judgment.

(k)          Time of the Essence.         Time is of the essence for all provisions of this Agreement.

(l)          Construction. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word “including” shall mean including without limitation. The Parties intend that each representation, warranty, and covenant contained herein shall have independent significance. If any Party has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty, or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the Party has not breached shall not detract from or mitigate the fact that the Party is in breach of the first representation, warranty, or covenant.

26

(m)          Real Estate Commission. Purchaser, on the one hand, and Sellers, on the other, each warrant and represent that no broker, finder, or agent is entitled to a commission or fee resulting from this transaction other than Jones Lang LaSalle, and each party agrees to indemnify and hold the other harmless from and against the claim of any other broker, finder, or agent claiming through or under it.

LIST OF EXHIBITS TO MEMBERSHIP INTEREST PURCHASE AGREEMENT

1.          EXHIBIT A - THE PROPERTY

2.          EXHIBIT B - RENT ROLL

3.          EXHIBIT C - EXISTING TITLE POLICY

4.          EXHIBIT D - EXISTING LOAN DOCUMENTS

5.          EXHIBIT E-1 - ASSIGNMENT AND ASSUMPTION AGREEMENT

6.          EXHIBIT E-2 - ASSIGNMENT AND ASSUMPTION AGREEMENT

7.          EXHIBIT F-1 - FORM OF AMENDMENT TO LLC AGREEMENT

8.          EXHIBIT F-2 - FORM OF AMENDMENT TO LLC AGREEMENT

9.          EXHIBIT G - OPERATING STATEMENTS

10.         EXHIBIT H - WEO II INFORMATION

11.         EXHIBIT I - SUMMARY OF CONDOMINIUM UNITS STATUS

12.         EXHIBIT J - NOTICE OF DEFAULT

13.         EXHIBIT K - BUY-SELL TRANSFER RIDER

14.         EXHIBIT L - PHASE I UPDATE

15.         EXHIBIT M – RESERVED

16.         EXHIBIT N - CALCULATION OF NET PURCHASE PRICE AND MEMBER DISTRIBUTIONS

17.         EXHIBIT O - PENDING LAWSUITS

18.         EXHIBIT P - INDEMNIFICATION AGREEMENTS AND SCHEDULE OF OBLIGATIONS

19.         EXHIBIT Q – REMAINING OBLIGATIONS UNDER THE TERMINATION PLAN

20.         EXHIBIT R – LIST OF TERMINATION UNITS

[SIGNATURES ON FOLLOWING PAGE]

27

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first written above.

SELLERS:

WAYPOINT ENDERS INVESTORS, LP

By:	/s/ Eric Hade
Name:	Eric Hade
Its:	Authorized Signatory

WAYPOINT ENDERS GP, LLC

By:	/s/ Eric Hade
Name:	Eric Hade
Its:	Authorized Signatory

PURCHASER:

WAYPOINT BLUEROCK ENDERS JV, LLC,
a Delaware limited liability company

By: BR Enders Managing Member, LLC, a Delaware limited liability company, its Managing Member

By: BlueRock Special Opportunity + Income Fund III, LLC, a Delaware limited liability company, its Manager

By: BR SOIF III Manager, LLC, a Delaware limited liability company, its Manager

By:	/s/ Jordan Ruddy
Name:	Jordan Ruddy
Its:	Authorized Signatory

28

EXHIBIT A

THE PROPERTY

LOTS 202, 203, 204 AND 205 OF BALDWIN PARK UNIT 1, ACCORDING TO THE PLAT THEREOF AS RECORDED IN PLAT BOOK 50, PAGES 121 THROUGH 133, INCLUSIVE, OF THE PUBUC RECORDS OF ORANGE COUNTY, FLORIDA.

PARCEL 2:

NON-EXCLUSIVE EASEMENT FOR THE BENEFIT OF PARCEL 1 CREATED BY DECLARATION OF RECREATIONAL EASEMENT AND COVENANT TO SHARE COSTS RECORDED IN OFFICIAL RECORDS BOOK 6593, PAGE 3349, AND AMENDMENTS THERETO RECORDED IN OFFICIAL RECORDS BOOK 6723, PAGE 422, AND OFFICIAL RECORDS BOOK 6756, PAGE 4122, OF THE PUBLIC RECORDS OF ORANGE COUNTY, FLORIDA, OVER AND ACROSS TRACT 5, BALDWIN PARK UNIT 1, ACCORDING TO THE PLAT THEREOF AS RECORDED IN PLAT BOOK SO, PAGES 121-133, INCLUSIVE, PUBLIC RECORDS OF ORANGE COUNTY, FLORIDA.

PARCEL 3:

NON-EXCLUSIVE EASEMENT FOR THE BENEFIT OF PARCEL 1 CREATED BY EASEMENT AGREEMENT RECORDED IN OFFICIAL RECORDS BOOK 7209, PAGE 2076, AND AMENDED IN OFFICIAL RECORDS BOOK 7413, PAGE 4347, PUBLIC RECORDS OF ORANGE COUNTY, FLORIDA, OVER AND ACROSS TRACTS 22, 39, 44 AND 46, BALDWIN PARK UNIT 1 ACCORDING TO THE PLAT THEREOF AS RECORDED IN PLAT BOOK 50, PAGES 121-133, INCLUSIVE, PUBLIC RECORDS OF ORANGE COUNTY, FLORIDA.

EXHIBIT B

RENT ROLL

[ATTACHED ON FOLLOWING PAGES]

Rent Roll with Lease Charges

Enders at Baldwin Park (410201)

As of: 05/22/2014

Unit	Unit type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move-Out	Balance
Current/Notice Residents
01-101	cypre3.2	1,423	end00001	Walter Dibease	1,885.00	trash	10.00	500.00	0.00	7/11/2009	11/3/2014		0.00
						rent	1,852.00
						Total	1,862.00
01-102	hethr2.2	1,214	end00002	Robin Knight	1,620.00	trash	10.00	500.00	0.00	9/26/2009	8/25/2014		0.00
						rent	1,652.00
						Total	1,662.00
01-103	cypre3.2	1,423	t00l9373	Camille Sacco	1,960.00	rent	1,795.00	200.00	0.00	12/13/2013	12/12/2014		0.00
						trash	10.00
						Total	1,805.00
02-101	maple2.2	1,191	end00003	Richard Leuner	1,445.00	trash	10.00	500.00	0.00	8/21/2010	5/20/2012		0.00
						rent	1,410.00
						mtm	100.00
						garage	100.00
						Total	1,620.00
02-102	maple2.2	1,191	t0022269	Kristen Kitsmiller	1,520.00	rent	1,485.00	0.00	0.00	8/22/2013	8/21/2014	6/5/2014	0.00
						trash	10.00
						garage	100.00
						Total	1,595.00
02-103	holly1.1	772	weo00001	Jeffrey Dailey	1,170.00	rent	990.00	990.00	0.00	12/23/2013	9/30/2014		0.00
						Total	990.00
02-104	holly1.1	772	Model	Model	1,095.00		0.00	0.00	0.00				0.00
						Total	0.00
02-105	holly1.1	772	t0016955	Grace Blankenship	1,170.00	rent	1,095.00	200.00	0.00	6/29/2013	6/28/2015		0.00
						trash	10.00
						Total	1,105.00
02-106	jasmn2.2	1,024	t0016555	Renee Johnson	1,425.00	rent	1,475.00	200.00	0.00	5/1/2014	4/30/2015		0.00
						trash	10.00
						Total	1,485.00
02-107	sago2.2	1,147	Model	Model	1,525.00		0.00	0.00	0.00				0.00
						Total	0.00
02-108	jasmn2.2	1,024	weo00002	Alex Soto	1,400.00	rent	1,300.00	50.00	0.00	8/26/2013	12/19/2014		0.00
						garage	50.00
						Total	1350.00

Thursday, May 22, 2014

Unit	Unit type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move-Out	Balance
Current/Notice Residents
02-l09	jasmn2.2	1,024	t0020506	Courtney Carroll	1,400.00	rent	1,355.00	200.00	0.00	1/30/2014	1/29/2015		0.00
						trash	10.00
						Total	1,365.00
02-201	maple2.2	1,191	t0016750	Yolanda Jones	1,495.00	rent	1,405.00	200.00	0.00	6/24/2013	6/23/2015		0.00
						trash	10.00
						Total	1,415.00
02-202	maple2.2	1,191	t0021093	Nick Eisold	1,495.00	garage	100.00	200.00	0.00	4/6/2014	3/5/2015		0.00
						rent	1,385.00
						trash	10.00
						Total	1,495.00
02-203	holly1.1	772	t0015450	Joan Robertson	1,145.00	rent	1,185.00	200.00	0.00	4/5/2014	4/4/2015		-3,576.00
						trash	10.00
						Total	1,195.00
02-204	holly1.1	772	t0017635	Kaylee Rudd	1,145.00	rent	1,090.00	200.00	0.00	8/12/2013	7/11/2015		0.00
						trash	10.00
						Total	1,100.00
02-205	holly1.1	772	t0022891	David Vilallonga	1,145.00	rent	1,145.00	0.00	0.00	7/27/2013	7/26/2014	7/31/2014	0.00
						trash	10.00
						Total	1,155.00
02-206	jasmn2.2	1,024	weo00003	Sharon Richardson	1,425.00	rent	1,050.00	0.00	0.00	12/20/2013	12/19/2014		0.00
						Total	1,050.00
02-207	sago2.2	1,147	t0020448	Alicia Mccray	1,500.00	rent	1,509.00	200.00	0.00	2/14/2014	2/13/2015		-1.00
						trash	10.00
						Total	1,519.00
12-208	jasmn2.2	1,024	t0020642	Charles Abrams	1,375.00	rent	1,325.00	200.00	0.00	3/14/2014	3/13/2015		129.47
						trash	10.00
						Total	1,335.00
12-209	jasmn2.2	1,024	t0016140	Lauren Wardell	1,375.00	rent	1,305.00	200.00	0.00	6/1/2013	5/31/2015		0.00
						trash	10.00
						Total	1,315.00
12-301	maple2.2	1,191	end000l7	Hammah Kemeh	1,445.0	trash	10.00	250.00	0.00	10/20/2008	11/30/2014		0.00
						rent	1,378.00
						Total	1,388.00
12-302	maple2.2	1,191	end00018	Maria Pascual	1,445.00	trash	10.00	0.00	0.00	1/22/2011	1/21/2015		0.00
						rent	1,370.00
						Total	1,380.00

Rent Roll with Lease Charges	Thursday, May 22, 2014

Unit	Unit type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move-Out	Balance
Current/Notice Residents
02-303	holly1.1	772	end00019	Andrew Budgake	1,095.00	trash	10.00	250.00	0.00	4/7/2011	4/6/2015		0.00
						rent	1,116.00
						Total	1,126.00
02-304	holly1.1	772	t0020551	James Reid	1,145.00	rent	1,135.00	200.00	0.00	3/17/2014	3/16/2015		0.00
						trash	10.00
						storage	50.00
						Total	1,195.00
02-305	holly1.1	772	t0020838	William Hirata	1,145.00	rent	1,070.00	200.00	0.00	3/10/2014	1/9/2015		0.00
						trash	10.00
						Total	1,080.00
02-306	camla2.2	1,135	end00022	Tania Velez	1,500.00	trash	10.00	100.00	0.00	10/13/2012	10/12/2014		0.00
						rent	1,380.00
						Total	1,390.00
02-307	sago2.2	1,147	t0016444	Madeline Gibbs	1,450.00	rent	1,430.00	200.00	0.00	7/25/2013	5/24/2014	5/24/2014	-325.00
						trash	10.00
						Total	1,440.00
02-308	hwthr2.2	1,135	end00025	Julia Mays	1,390.00	trash	10.00	100.00	0.00	8/5/2011	8/4/2014		0.00
						rent	1,440.00
						storage	50.00
						Total	1,500.00
02-309	hwthr2.2	1,135	end00132	Teresa Allen	1,390.00	rent	1,350.00	200.00	0.00	7/1/2013	6/30/2015		0.00
						garage	100.00
						trash	10.00
						Total	1,460.00
03-101	laurl1.1	958	t0015075	Steven Madow	1,275.00	trash	10.00	200.00	0.00	4/12/2013	4/11/2015		0.00
						rent	1,345.00
						Total	1,355.00
03-102	laurl1.1	958	t0017301	Betty Godwin	1,275.00	rent	1,280.00	200.00	0.00	8/15/2013	8/14/2014		0.00
						trash	10.00
						Total	1,290.00
03-103	laurl1.1	958	end00029	Earlene Lynn	1,200.00	trash	10.00	500.00	0.00	9/22/2012	9/21/2014		0.00
						rent	1,224.00
						Total	1,234.00
03-201	mgnla3.2	1,509	end00030	Jonathan Kilman	1,750.00	trash	10.00	200.00	0.00	2/25/2012	9/24/2013		0.00
						rent	1,855.00
						mtm	100.00
						storage	50.00
						Total	2,015.00

Rent Roll with Lease Charges	Thursday, May 22, 2014

Unit	Unit type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move-Out	Balance
Current/Notice Residents
03-202	alamd2.2	1,509	end00031	Lance Butterfield	1,750.00	trash	10.00	200.00	0.00	2/14/2012	3/13/2015		0.00
						rent	1,760.00
						Total	1,770.00
03-203	mgnla3.2	1,509	VACANT	VACANT	1,750.00		0.00	0.00	0.00				0.00
						Total	0.00
04-101	cypre3.2	1,423	end00033	Tanya Tai	1,885.00	trash	10.00	200.00	0.00	1/10/2012	2/9/2015		0.00
						rent	1,823.00
						Total	1,833.00
04-102	hethr2.2	1,214	t0021037	Matthew Brooks	1,695.00	rent	1,615.00	200.00	0.00	2/27/2014	2/26/2015		-1,625.00
						trash	10.00
						Total	1,625.00
04-103	cypre3.2	1,423	end00035	Christopher Erpenbach	1,885.00	trash	10.00	200.00	0.00	8/25/2012	8/24/2014		0.00
						rent	1,960.00
						Total	1,970.00
04-104	hethr2.2	1,214	end00036	Jolita Martinkute	1,695.00	trash	10.00	200.00	0.00	4/15/2012	4/14/2015		0.00
						rent	1,500.00
						Total	1,510.00
04-105	cypre3.2	1,423	t0022433	Natalie Mroz	1,960.00	rent	1,830.00	200.00	0.00	5/3/2014	5/2/2015		0.00
						trash	10.00
						Total	1,840.00
05-101	cypre3.2	1,423	t0020818	Jack Barone	1,960.00	rent	1,899.00	200.00	0.00	3/25/2014	3/24/2015		0.00
						trash	10.00
						Total	1,909.00
05-102	hethr2.2	1,214	end00039	Michael Wallman	1,620.00	trash	10.00	200.00	0.00	9/19/2012	9/18/2014		0.00
						rent	1,537.00
						Total	1,547.00
05-103	hethr2.2	1,214	weo00004	Adrian Bonadio	1,695.00	rent	1,695.00	0.00	0.00	3/3/2014	9/2/2014		0.00
						conces-r	-1,695.00
						Total	0.00
05-104	cypre3.2	1,423	end00040	Robin Ernest	1,885.00	trash	10.00	250.00	0.00	1/1/2010	12/31/2014		0.00
						rent	2,006.00
						Total	2,016.00
06-101	cypre3.2	1,423	t0016903	Warren Stell	1,960.00	rent	1,810.00	200.00	0.00	6/29/2013	6/28/2015		0.00
						trash	10.00
						Total	1,820.00

Rent Roll with Lease Charges	Thursday, May 22, 2014

Unit	Unit type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move-Out	Balance
Current/Notice Residents
06-102	hethr2.2	1,214	end00042	Colin Turney	1,620.00	trash	10.00	250.00	0.00	3/26/2011	3/25/2015		0.00
						rent	1,695.00
						Total	1,705.00
06-l03	cypre3.2	1,423	VACANT	VACANT	1,960.00		0.00	0.00	0.00				0.00
						Total	0.00
06-104	hethr2.2	1,214	t0017775	Angela Stringham	1,695,00	rent	1,675.00	0.00	0.00	8/23/2013	8/22/2014		-11.00
						trash	10.00
						Total	1,685.00
06-105	cypre3.2	1,423	end00045	Vincent Yenko	1,885.00	trash	10.00	500.00	0.00	11/26/2009	11/25/2014		0.00
						rent	1,701.00
						Total	1,711.00
07-101	cypre3.2	1,423	t0017565	Heath Jennings	1,960.00	rent	1,950.00	0.00	0.00	8/30/2013	8/29/2014		0.00
						trash	10.00
						Total	1,960.00
07-102	hethr2.2	1,214	end00047	Sadie Williams	1,620.00	trash	10.00	100.00	0.00	4/30/2012	4/29/2015		0.00
						rent	1,509.00
						Total	1,519.00
07-103	hethr2.2	1,214	t0016646	Arielle Nicholson	1,695.00	trash	10.00	200,00	0.00	6/8/2013	12/7/2014	5/23/2014	2,198.00
						rent	1,635.00
						Total	1,645.00
07-104	cypre3.2	1,423	t0021522	Daniel De Almeida Cesar	1,960.00	rent	1,710.00	1,710.00	0.00	3/26/2014	2/25/2015		1,891.00
						trash	10.00
						Total	1,720.00
08-101	laurl1.1	958	t0021657	Joellene Aylor	1,275.00	rent	1,355.00	200.00	0.00	5/17/2014	4/16/2015		-594.00
						Total	1,355.00
08-102	laurl1.1	958	end00015	Jacob Koch	1,275.00	rent	1,275.00	200.00	0.00	1/1/2014	12/31/2014		0.00
						trash	10.00
						Total	1,285.00
08-103	laurl1.1	958	t0017329	Micheal Morgan	1,275.00	rent	1,280.00	0.00	0.00	8/9/2013	7/8/2014		0.00
						trash	10.00
						Total	1,290.00
08-104	laurl1.1	958	end00053	Julia Lynn	1,200.00	trash	10.00	250.00	0.00	10/1/2009	9/30/2014		0.00
						rent	1,250.00
						Total	1,260.00
08-201	mgnla3.2	1,509	end00l70	Sally (Lynn) Hogan	1,800.00	rent	1,935.00	0.00	0.00	10/18/2013	8/17/2014		0.00
						trash	10.00
						Total	1,945.00

Rent Roll with Lease Charges	Thursday, May 22, 2014

Unit	Unit type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move-Out	Balance
Current/Notice Residents
08-202	alamd2.2	1,509	end00055	Janna Souvorova	1,800.00	trash	10.00	500.00	0,00	11/1/2009	5/20/2015		0.00
						rent	1,600.00
						Total	1,610.00
08-203	alamd2.2	1,509	t0020449	Cathy Biron	1,800.00	rent	1,695.00	200.00	0.00	2/1/2014	9/30/2014		0.00
						trash	10.00
						Total	1,705.00
08-204	mgnla3.2	1,509	t0021974	Susan Romero	1,800.00	rent	1,865.00	200.00	0.00	4/25/2014	4/24/2015		0.00
						trash	10.00
						Total	1,875.00
09-101	laurl1.1	958	t0016386	Kelly Mac Donald	1,275.00	rent	1,210.00	200.00	0.00	6/26/2013	5/25/2015		16.00
						trash	10.00
						Total	1,220.00
09-102	laurl1.1	958	end00194	Chiamaka Iheme	1,275.00	rent	1,210.00	200.00	0.00	8/1/2013	6/30/2015		0.00
						trash	10.00
						Total	1,220.00
09-103	laurl1.1	958	t0014057	Barbara Gardner	1,275.00	trash	10.00	200.00	0.00	7/10/2013	5/9/2015		-12.00
						rent	1,250.00
						Total	1,260.00
09-201	mgnla3.2	1,509	t0020001	shaun koby	1,800.00	rent	1,765.00	200.00	0.00	1/1/2014	10/31/2014	10/31/2014	0.00
						trash	10.00
						Total	1,775.00
09-202	alamd2.2	1,509	t0015171	Brianna Bladen	1,800.00	trash	10.00	200.00	0.00	4/20/2013	4/19/2015		0.00
						rent	1,870.00
						Total	1,880.00
09-203	mgnla3.2	1,509	t0020254	Maria Zankl	1,800.00	rent	1,840.00	200.00	0.00	1/28/2014	8/27/2014		0.00
						trash	10.00
						Total	1,850.00
.0-101	tulip1.1	900	t0020746	Rebecca Loyd	1,240.00	rent	1,265.00	200.00	0.00	2/14/2014	2/13/2015		10.00
						trash	10.00
						Total	1,275.00
.0-102	hibsc2.2	1,177	end00067	Daniel Whitman	1,400.00	trash	10.00	100.00	0.00	9/29/2012	8/28/2014		0.00
						rent	1,428.00
						Total	1,438.00
.0-103	azala2.2	1,287	VACANT	VACANT	1,555.00		0.00	0.00	0.00				0.00
						Total	0.00

Rent Roll with Lease Charges	Thursday, May 22, 2014

Unit	Unit type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move-Out	Balance
Current/Notice Residents
.0-104	grden1.1	1,101	t0014811	Zachary Barr	1,330.00	trash	10.00	200.00	0.00	3/15/2013	3/14/2015		-10.00
						rent	1,289.00
						Total	1,299.00
.0-105	lily1.1	552	t0022540	Kimberly Hartly	1,050.00		0.00	0.00	0.00	5/3/2014	5/2/2015		1,710.00
						Total	0.00
.0-201	gingr1.1	1,169	end00070	Chana Wyble	1,330.00	trash	10.00	200.00	0.00	9/19/2012	11/18/2014		0.00
						rent	1,447.00
						Total	1,457.00
.0-202	redbd2.2	1,449	end00071	Ryan Dailey	1,630.00	trash	10.00	200.00	0.00	3/7/2012	3/6/2015		0.00
						rent	1,581.00
						Total	1,591.00
.0-203	anise2.2	1,582	end00083	Francois Cahagne	1,735.00	rent	1,675.00	200.00	0.00	9/10/2013	9/9/2014		0.00
						trash	10.00
						Total	1,685.00
.0-204	junpr1.1	1,303	t0016551	Vladimir Pech	1,475.00	trash	10.00	200.00	0.00	6/15/2013	5/14/2014		0.00
						rent	1,631.00
						mtm	100.00
						Total	1,741.00
.0-205	Iily1.1	552	VACANT	VACANT	1,025.00		0.00	0.00	0.00				0.00
						Total	0.00
.1-101	tulip1.1	900	weo00006	Sarah Wallgren	1,240.00	rent	1,085.00	0.00	0.00	2/28/2014	5/29/2014		0.00
						Total	1,085.00
.1-102	hibsc2.2	1,177	t0016253	Yanira Stack	1,475.00	rent	1,385.00	1,385.00	0.00	5/24/2013	5/23/2015		0.00
						trash	10.00
						Total	1,395.00
.1-103	azala2.2	1,287	t0014013	Judy Erickson	1,480.00	trash	10.00	200.00	0.00	11/9/2012	11/8/2014		0.00
						rent	1,532.00
						Total	1,542.00
.1-104	grden1.1	1,101	VACANT	VACANT	1,330.00		0.00	0.00	0.00				0.00
						Total	0.00
.1-105	lily1.1	552	weo00007	Joseph Desetto	1,050.00	rent	1,050.00	200.00	0.00	12/31/2013	12/30/2014		0.00
						trash	10.00
						Total	1,060.00
.1-201	gingr1.1	1,169	end00077	Andrea Defaria	1,330,00	trash	10.00	500.00	0.00	7/30/2009	7/29/2014		0.00
						rent	1,380.00
						Total	1,390.00

Rent Roll with Lease Charges	Thursday, May 22, 2014

Unit	Unit type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move-Out	Balance
Current/Notice Residents
.1-202	redbd2.2	1,449	t0016631	Joanne Houstoun	1,680.00	rent	1,575.00	200.00	0.00	6/1/2013	5/31/2015		0.00
						trash	10.00
						Total	1,585.00
.1-203	anise2.2	1,582	t0017282	Lavonne McKeown	1,735.00	rent	1,715.00	0.00	0.00	7/9/2013	7/8/2015		0.00
						trash	10.00
						Total	1,725.00
.1-204	junpr1.1	1,303	t0015057	Gregory Haley	1,475.00	trash	10.00	200.00	0.00	3/15/2013	10/14/2014		0.00
						rent	1,527,00
						Total	1,537.00
.1-205	lily1.1	552	end00081	Jennifer Wood	975.00	trash	10.00	100.00	0.00	9/14/2012	2/13/2015		11.00
						rent	1,030.00
						Total	1,040.00
.2-101	hethr2.2	1,214	t0022473	Jeremy Palma	1,695.00	rent	1,200.00	1,200.00	0.00	4/15/2014	8/31/2014		10.00
						trash	10.00
						Total	1,210.00
.2-102	hethr2.2	1,214	t0016962	Danielle Mcclellan	1,695.00	rent	1,620.00	200.00	0.00	6/28/2013	5/27/2014		3,432.10
						trash	10.00
						Total	1,630.00
.3-101	chtnt4.2	1,748	t0019285	Salty Hogshead	2,350.00	rent	2,315.00	200.00	0.00	11/12/2013	6/11/2015		0.00
						trash	10.00
						Total	2,325.00
.3-102	brdfd3.2	1,714	t0014912	Paul Loht	2,260.00	trash	10.00	200.00	0.00	3/15/2013	8/14/2014		-100.00
						rent	2,344.00
						Total	2,354.00
.4-101	cypre3.2	1,423	t0019216	Robin Shelby	1,960.00	rent	1,850.00	200.00	0.00	11/12/2013	10/11/2014		-1,860.00
						trash	10.00
						Total	1,860.00
.4-102	hethr2.2	1,214	t0014588	Derrick Owens	1,695.00	rent	1,590.00	200.00	0.00	2/1/2014	1/31/2015		0.00
						trash	10.00
						Total	1,600.00
.4-103	cypre3.2	1,423	t0016968	Ligeia Damaso	1,960.00	rent	1,810.00	200.00	0.00	8/2/2013	6/1/2015		0.00
						trash	10.00
						Total	1,820.00
.5-101	cypre3.2	1,423	end00089	Susanna Lewis	1,885.00	trash	10.00	200.00	0.00	6/21/2012	4/20/2015		0.00
						rent	1,885.00
						Total	1,895.00

Rent Roll with Lease Charges	Thursday, May 22, 2014

Unit	Unit type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move-Out	Balance
Current/Notice Residents
.5-102	hethr2.2	1,214	t0019681	Julie Broughton	1,695.00	rent	1,760.00	200.00	0.00	1/22/2014	1/21/2015		0.00
						trash	10.00
						Total	1,770.00
.5-103	cypre3.2	1,423	t0019278	Jose Pinon	1,960.00	rent	1,820.00	200.00	0.00	12/12/2013	12/11/2014		0.00
						trash	10.00
						Total	1,830.00
.6-101	chtnt4.2	1,748	t0017790	Bradford Zmrazek	2,350.00	rent	2,095.00	200.00	0.00	4/19/2014	3/18/2015		-2,105.00
						trash	10.00
						Total	2,105.00
.6-102	brdfd3.2	1,714	weo00008	Mark Davidson	2,335.00	rent	2,300.00	200.00	0.00	11/21/2013	11/20/2014		0.00
						trash	10.00
						Total	2,310.00
.7-101	hethr2.2	1,214	end00093	Katherine St. John	1,620.00	trash	10.00	250.00	0.00	7/15/2003	12/31/2014		0.00
						rent	1,556.00
						Total	1,566.00
.7-102	hethr2.2	1,214	weo00009	Michelle Runzer	1,695.00	rent	1,600.00	0.00	0.00	2/28/2014	7/31/2014		52.00
						Total	1,600.00
.8-101	tulip1.1	900	weo00010	Jessica Strauss	1,240.00	rent	1,220.00	0.00	0.00	11/2/2013	11/1/2014		0.00
						trash	10.00
						Total	1,230.00
.8-102	hibsc2.2	1,177	t0020057	Marley Jackman	1,475.00	rent	1,395.00	200.00	0.00	1/18/2014	1/17/2015		0.00
						trash	10.00
						Total	1,405.00
.8-103	azala2.2	1,287	t0020186	Sean Wood	1,555.00	rent	1,499.00	200.00	0.00	2/12/2014	2/11/2015		0.00
						trash	10.00
						Total	1,509.00
.8-104	grden1.1	1,101	t0018130	Mary Zebel	1,330.00	rent	1,310.00	200.00	0.00	10/19/2013	10/18/2014		0.00
						trash	10.00
						Total	1,320.00
.8-105	lily1.1	552	VACANT	VACANT	1,050.00		0.00	0.00	0.00				0.00
						Total	0.00
.8-201	gingr1.1	1,169	t0020734	Susan Harris	1,405.00	rent	1,375.00	200.00	0.00	2/21/2014	2/20/2015		0.00
						trash	10.00
						Total	1,385.00
.8-202	redbd2.2	1,449	t0018634	Courtney Katsiaficas	1,630.00	rent	1,635.00	200.00	0.00	10/14/2013	10/13/2014		0.00
						trash	10.00
						Total	1,645.00

Rent Roll with Lease Charges	Thursday, May 22, 2014

Unit	Unit type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move-Out	Balance
Current/Notice Residents
.8-203	anise2.2	1,582	t0020690	Veronica Brenner	1,735.00	rent	1,654.00	200.00	0.00	2/17/2014	2/16/2015		0.00
						trash	10.00
						Total	1,664.00
.8-204	junpr1.1	1,303	t0019641	Katherine Kolacki	1,475.00	rent	1,385.00	200.00	0.00	12/13/2013	10/12/2014		0.00
						trash	10.00
						Total	1,395.00
.8-205	lily1.1	552	t0017780	Somer Spencer	1,025.00	rent	1,060.00	200.00	0.00	8/15/2013	8/14/2014	8/14/2014	-1.00
						trash	10.00
						Total	1,070.00
.9-101	tulip1.1	900	t0021762	Julio Garcia	1,240.00	rent	1,295.00	200.00	0.00	5/1/2014	4/30/2015		200.00
						Total	1,295.00
.9-102	hibsc2.2	1,177	end00103	Caryna Zamora	1,475.00	trash	10.00	200.00	0.00	10/8/2012	8/7/2014	8/7/2014	10.00
						rent	1,360.00
						Total	1,370.00
.9-103	azala2.2	1,287	t0014225	Kelsie Fatino	1,530.00	trash	10.00	200.00	0.00	12/2/2012	7/1/2014	7/1/2014	-1,592.00
						rent	1,532.00
						Total	1,542.00
.9-104	grden1.1	1,101	end00105	Candice Mulligan	1,255.00	trash	10.00	200.00	0.00	9/1/2006	8/31/2014		0.00
						rent	1,280.00
						Total	1,290.00
.9-105	lily1.1	552	VACANT	VACANT	1,050.00		0.00	0.00	0.00				0.00
						Total	0.00
.9-201	gingr1.1	1,169	VACANT	VACANT	1,380.00		0.00	0.00	0.00				0.00
						Total	0.00
.9-202	redbd2.2	1,449	t0020978	Jamel Ready	1,680.00	rent	1,600.00	200.00	0.00	2/28/2014	2/27/2015		37.71
						trash	10.00
						Total	1,610.00
.9-203	anise2.2	1,582	t0013911	William Matheny	1,685.00	rent	1,685.00	200.00	0.00	10/26/2012	5/25/2013		3,910.00
						storage	50.00
						trash	10.0
						mtm	100.00
						Total	1,845.00
.9-204	junpr1.1	1,303	t0020455	Shaira Cruz	1,475.00	rent	1,385.0	200.00	0.00	2/14/2014	1/13/2015		-1,395.00
						trash	10.00
						Total	1,395.00

Rent Roll with Lease Charges	Thursday, May 22, 2014

Unit	Unit type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move-Out	Balance
Current/Notice Residents
9-205	lily1.1	552	t0016331	Alan Singer	1,025.00	rent	950.00	250.00	0.00	7/29/2013	7/28/2014		0.00
						trash	10.00
						Total	960.00
20-101	laurl1.1	958	end00110	Heather Baronet	1,275.00	trash	10.00	200.00	0.00	2/19/2012	2/18/2015		0.00
						rent	1,260.00
						Total	1,270.00
20-102	laurl1.1	958	end00111	Sara Christovich	1,200.00	trash	10.00	100.00	0.00	8/21/2012	8/20/2014		-1.00
						rent	1,275.00
						Total	1,285.00
20-103	laurl1.1	838	weo00012	Martin Dickinson	1,275.00	rent	1,400.00	200.00	0.00	1/25/2014	1/24/2015		0.00
						trash	10.00
						Total	1,410.00
10-201	mgnla3.2	1,509	t0021372	Brianne Farmer	1,800.00	rent	1,850.00	200,00	0.00	4/18/2014	4/17/2015		6.72
						trash	10.00
						Total	1,860.00
20-202	alamd2.2	1,509	t0015565	Angela Duerden	1,800.00	rent	1,865.00	200.00	0.00	6/7/2013	6/6/2014	6/23/2014	0.00
						trash	10.00
						Total	1,875.00
10-203	mgnla3.2	1,509	end00125	Colin Watts	1,750.00	rent	1,788.00	100.00	0.00	10/1/2012	9/30/2014		0.00
						trash	10.00
						Total	1,798.00
21-101	laurl1.1	958	end00115	Patrick Aldridge	1,200.00	trash	10.00	250.00	0.00	6/15/2007	6/13/2015		0.00
						rent	1,200.00
						Total	1,210.00
21-102	laurl1.1	958	t0018405	Christina Munkberg	1,200.00	rent	1,260.00	200.00	0.00	10/4/2013	10/3/2014		0.00
						trash	10.00
						Total	1,270.00
21-103	laurl1.1	958	t0015538	Gina Jacobs	1,275.00	rent	1,275.00	200.00	0.00	5/23/2013	5/22/2014	5/22/2014	1,012.00
						trash	10.00
						Total	1,285.00
21-104	laurl1.1	958	t0016107	John Geddis	1,275.00	trash	10.00	200.00	0.00	7/8/2013	5/6/2015		100.00
						rent	1,275.00
						Total	1,285.00
21-105	laurl1.1	958	t0018439	Stephanie D’Ercole	1,275.00	rent	1,260.00	200.00	0.00	9/15/2013	9/14/2014		0.00
						trash	10.00
						Total	1,270.00

Rent Roll with Lease Charges	Thursday, May 22, 2014

Unit	Unit type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move-Out	Balance
Current/Notice Residents
21-201	mgnla3.2	1,509	end00120	Hyndi Khomutetsky	1,800.00	trash	10.00	500.00	0.00	7/17/2010	7/16/2014	7/16/2014	0.00
						rent	1,810.00
						Total	1,820.00
21-202	alamd2.2	1,509	t0021876	Peter Camacho	1,800.00	rent	1,800.00	3,210.00	0.00	5/1/2014	3/31/2015		0.00
						trash	10.00
						Total	1,810.00
21-203	alamd2.2	1,509	t0019445	Wanda Lopez	1,750.00	rent	1,710.00	200.00	0.00	12/20/2013	12/19/2014		0.00
						trash	10.00
						Total	1,720.00
21-204	alamd2.2	1,509	end00123	Savannah Worthington	1,800.00	trash	10.00	200.00	0.00	6/26/2012	6/25/2014	6/25/2014	-1,935.00
						rent	1,750.00
						Total	1,760.00
21-205	mgnla3.2	1,509	t0013843	Maribel Hernandez	1,750.00	trash	10.00	200.00	0.00	11/1/2012	10/31/2014		0.00
						rent	1,800.00
						Total	1,810.00
22-101	tulip1.1	900	VACANT	VACANT	1,315.00		0.00	0.00	0.00				0.00
						Total	0.00
22-102	hibsc2.2	1,177	t0016174	Mark Siegel	1,475.00	rent	1,340.00	200.00	0.00	8/10/2013	6/9/2015		0.00
						trash	10.00
						Total	1,350.00
22-103	azala2.2	1,287	t0016749	Subhash Mitra	1,555.00	rent	1,465.00	200.00	0.00	7/8/2013	6/7/2014	6/7/2014	0.00
						trash	10.00
						Total	1,475.00
22-104	grden1.1	1,101	end00129	Mia Wells	1,330.00	trash	10.00	750.00	0.00	4/3/2009	6/2/2014	6/21/2014	-1.00
						rent	1,255.00
						Total	1,265.00
22-105	lily1.1	552	end00130	Taylor Finnell	975.00	trash	10.00	200.00	0.00	8/25/2012	8/24/2014		0.00
						rent	985.00
						Total	995.00
22-201	gingr1.1	1,169	t0015083	Vasily Balashov	1,380.00	rent	1,365.00	200.00	0.00	4/1/2014	3/31/2015		0.00
						trash	10.00
						garage	100.00
						Total	1,475.00
22-202	redbd2.2	1,449	t0022554	Bianca Whiting	1,680.00	rent	1,350.00	0.00	0.00	4/15/2014	8/31/2014		200.00
						Total	1,350.00

Rent Roll with Lease Charges	Thursday, May 22, 2014

Unit	Unit type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move-Out	Balance
Current/Notice Residents
22-203	anise2.2	1,582	t0018235	Jack Talansky	1,735.00	rent	1,549.00	200.00	0.00	9/6/2013	7/5/2014		0.00
						trash	10.00
						garage	100.00
						Total	1,659.00
22-204	junpr1.1	1,303	t0017671	Neslisah Torosdagli	1,475.00	rent	1,465.00	200.00	0.00	8/10/2013	6/9/2014	6/9/2014	0.00
						trash	10.00
						Total	1,475.00
22-205	lily1.1	552	t0018432	Pirooz Pirzadeh	1,025.00	rent	1,035.00	0.00	0.00	9/13/2013	9/12/2014		0.00
						trash	10.00
						Total	1,045.00
23-101	tulip1.1	900	end00080	Jenna Klareich	1,165.00	trash	10.00	0.00	0.00	1/24/2013	8/23/2014		0.00
						rent	1,240.00
						Total	1,250.00
23-102	hibsc2.2	1,177	t0018682	Daniel Martin	1,475.00	rent	1385.00	200.00	0.00	10/15/2013	8/14/2014		0.00
						trash	10.00
						Total	1,395.00
23-103	azala2.2	1,287	end00137	Korey Taylor	1,480.00	trash	10.00	100.00	0.00	8/3/2011	8/2/2014		0.00
						rent	1,480.00
						Total	1,490.00
23-104	grden1.1	1,101	t0016357	Nora Bujosa	1,330.00	rent	1,240.00	200.00	0.00	6/10/2013	6/9/2015		0.00
						trash	10.00
						Total	1,250.00
23-105	lily1.1	552	t0020097	Ben Landers	1,050.00	rent	1,050.00	200.00	0.00	1/15/2014	1/14/2015	5/25/2014	0.00
						trash	10.00
						Total	1,060.00
23-201	gingr1.1	1,169	end00140	Katrina Laudeman	1,380.00	trash	10.00	500.00	0.00	8/8/2010	3/7/2014	5/24/2014	-405.00
						rent	1,681.00
						mtm	100.00
						Total	1,791.00
23-202	redbd2.2	1,449	t0022052	Barbara Breunig	1,680.00	rent	1,675.00	200.00	0.00	4/25/2014	4/24/2015	5/21/2014	24.64
						trash	10.00
						Total	1,685.00
23-203	anise2.2	1,582	t0021095	Judy (Becky) Bierbrodt	1,735.00	rent	1,684.00	2,244.00	0.00	5/1/2014	4/30/2015		0.00
						trash	10.00
						Total	1,694.00
23-204	junpr1.1	1,303	t0015820	Gustavo Lopera Guevara	1,475.00	trash	10.00	200.00	0.00	4/12/2013	6/11/2015		0.00
						rent	1,566.00
						Total	1,576.00

Rent Roll with Lease Charges	Thursday, May 22, 2014

Unit	Unit type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move-Out	Balance
Current/Notice Residents
23-205	lily1.1	552	end00144	Joseph Jones	1,025.00	trash	10.00	200.00	0.00	9/15/2012	9/14/2014		0.00
						rent	1,024.00
						Total	1,034.00
24-101	tulip1.1	900	t0018307	Luis Negron	1,240.00	rent	1,210.00	200.00	0.00	10/21/2013	10/20/2014		0.00
						trash	10.00
						Total	1,220.00
24-102	hibsc2.2	1,177	VACANT	VACANT	1,475.00		0.00	0.00	0.00				0.00
						Total	0.00
24-103	azaia2.2	1,287	t0014372	Zoiemy Floyd	1,480.00	trash	10.00	200.00	0.00	1/31/2013	1/30/2015		250.00
						rent	1,520.00
						Total	1,530.00
24-104	grden1.1	1,101	end00149	Jessica Levy	1,255.00	trash	10.00	200.00	0.00	8/4/2012	8/3/2014		0.00
						rent	1,255.00
						Total	1,265.00
24-105	lily1.1	552	end00150	Natalie Smith	975.00	trash	10.00	250.00	0.00	9/17/2010	4/16/2015		0.00
						rent	1,035.00
						Total	1,045.00
24-201	gingr1.1	1,169	end00151	Suzan Hochstetier	1,380.00	trash	10.00	1,275.00	0.00	11/28/2003	3/31/2012	5/31/2014	0.00
						rent	1,295.00
						mtm	100.00
						Total	1,405.00
24-202	redbd2.2	1,449	end00153	William Fink	1,630.00	trash	10.00	200.00	0.00	9/29/2012	8/28/2014		0.00
						rent	1,663.00
						Total	1,673.00
24-203	anise2.2	1,582	end00154	Sommer Ellis	1,685.00	trash	10.00	200.00	0.00	7/27/2012	7/26/2014		0.00
						rent	1,735.00
						storage	50.00
						Total	1,795.00
24-204	junpr1.1	1,303	t00l9434	Raymond Templeton	1,475.00	rent	1,350.00	200.00	0.00	11/18/2013	11/17/2014	5/20/2014	-479.00
						trash	10.00
						Total	1,360.00
24-205	lily1.1	552	end00156	Ross Schindler	975.00	trash	10.00	200.00	0.00	8/16/2012	8/15/2014		0.00
						rent	975.00
						Total	985.00

Rent Roll with Lease Charges	Thursday, May 22, 2014

Unit	Unit type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move-Out	Balance
Current/Notice Residents
25-101	cypre3.2	1,423	t0016464	Tony Marek	1,960.00	storage	50.00	200.00	0.00	7/8/2013	2/7/2014	5/30/2014	0.00
						rent	2,040.00
						trash	10.00
						storage	50.00
						Total	2,150.00
25-102	hethr2.2	1,214	end00158	Faryda Krynitskaya	1,620.00	trash	10.00	250.00	0.00	10/19/2010	9/30/2014		0.00
						rent	1,570.00
						Total	1,580.00
25-103	cypre3.2	1,423	end00159	Justin Davis	1,885.00	trash	10.00	500.00	0.00	8/7/2010	8/6/2014		-1.00
						rent	1,821.00
						Total	1,831.00
25-104	hethr2.2	1,214	VACANT	VACANT	1,695.00		0.00	0.00	0.00				0.00
						Total	0.00
25-105	cypre3.2	1,423	t0021453	Enrique Hernandez	1,960.00	rent	1,785.00	200.00	0.00	3/19/2014	2/18/2015		103.67
						trash	10.00
						Total	1,795.00
26-101	laurl1.1	958	end00162	Karen Safcsak	1,200.00	trash	10.00	125.00	0.00	9/24/2004	1/31/2015		0.00
						rent	1,275.00
						Total	1,285.00
26-102	laurl1.1	958	t0015979	Carl Nickels	1,275.00	rent	1,325.00	200.00	0.00	5/10/2014	5/8/2015		-400.00
						trashaew	10.00
						Total	1,335.00
26-103	laurl1.1	958	t0019259	George Toth	1,275.00	rent	1,250.00	200.00	0.00	11/12/2013	6/11/2014		0.00
						trash	10.00
						Total	1,260.00
26-201	mgnla3.2	1,509	t0018745	Robert Corson	1,800.00	rent	2,015.00	0.00	0.00	11/2/2013	11/1/2014		-1.00
						trash	10.00
						conces-s	-1,008.00
						Total	1,017.00
26-202	alamd2.2	1,509	end00166	Maximilliano Arderius	1,750.00	trash	10.00	200.00	0.00.	8/25/2012	8/24/2014		0.00
						rent	1,800.00
						Total	1,810.00
26-203	mgnla3.2	1,509	end00167	Kevin Bishop	1,800.00	trash	10.00	200.00	0.00	7/27/2012	7/26/2014	7/26/2014	0.00
						rent	1,800.00
						Total	1,810.00

Rent Roll with Lease Charges	Thursday, May 22, 2014

Unit	Unit type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move-Out	Balance
Current/ Notice Residents
27-101	maple2.2	1,191	end00169	Rafael Ruiz	1,445.00	trash	10.00	100.00	0.00	10/7/2012	10/6/2014		0.00
						garage	100.00
						rent	1,380.00
						Total	1,490.00
27-102	maple2.2	1,191	t0019225	James Hutcherson	1,445.00	rent	1,370.00	200.00	0.00	11/15/2013	11/14/2014		-137.00
						trash	10.00
						Total	1,380.00
27-103	holly1.1	772	weo00013	Gavin Cambre	1,170.00	rent	1,025.00	200.00	0.00	2/1/2014	10/31/2014		0.00
						trash	10.00
						Total	1,035.00
27-104	holly1.1	772	t0020943	Fran Mauldin	1,170.00	rent	1,165.00	200.00	0.00	4/11/2014	4/10/2015		0.00
						trash	10.00
						Total	1,175.00
27-105	holly1.1	772	t0016931	Tina Figueroa	1,170.00	rent	1,100.00	200.00	0.00	7/20/2013	7/19/2014	7/19/2014	0.00
						trash	10.00
						garage	100.00
						Total	1,210.00
27-106	jasmn2.2	1,024	weo00014	John Calhoun	1,500.00	rent	1,210.00	1,210.00	0.00	4/1/2012	5/31/2014	6/7/2014	100.00
						Total	1,210.00
27-107	sago2.2	1,147	t0016419	Lillian Vides	1,525.00	rent	1,445.00	200.00	0.00	6/15/2013	6/14/2014	6/15/2014	0.00
						trash	10.00
						Total	1,455.00
27-108	jasmn2.2	1,024	t0022472	Rachel Griffiths	1,400.00	rent	1,250.00	0.00	0.00	4/15/2014	7/31/2014		1,250.00
						trashaew	10.00
						Total	1,260.00
27-109	jasmn2.2	1,024	t0014106	Haney Alvarez	1,325.00	trash	10.00	200.00	0.00	12/27/2012	12/26/2014		-1.00
						rent	1,320.00
						Total	1,330.00
27-201	maple2.2	1,191	end00175	Michele Wolfe	1,495.00	trash	10.00	200.00	0.00	4/24/2012	4/23/2015		0.00
						rent	1,495.00
						Total	1,505.00
27-202	maple2.2	1,191	end00176	Jillian Farber	1,495.00	trash	10.00	200.00	0.00	7/20/2012	7/19/2014	7/19/2014	0.00
						rent	1,495.00
						Total	1,505.00
27-203	holly1.1	772	t0015597	Christine Spiker	1,145.00	trash	10.00	200.00	0.00	5/18/2013	1/17/2015		0.00
						rent	1,178.00
						Total	1,188.00

Rent Roll with Lease Charges	Thursday, May 22, 2014

Unit	Unit type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
Current/Notice Residents
27-204	holly1.1	772	end00178	Stuart Drahota	1,095.00	trash	10.00	200.00	0.00	7/19/2012	7/18/2014		0.00
						rent	1,145.00
						Total	1,155.00
27-205	holly1.1	772	end00179	Maria Diaz	1,145.00	trash	10.00	250.00	0.00	3/5/2011	10/19/2014		0.00
						rent	1,176.00
						Total	1,186.00
27-206	jasmn2.2	1,024	end00180	Kelly Hoyt	1,375.00	trash	10.00	200.00	0.00	6/9/2012	6/8/2015		0.00
						rent	1,350.00
						Total	1,360.00
27-207	sago2.2	1,147	t0018036	Alicia McIntosh	1,500.00	rent	1,420.00	0.00	0.00	10/5/2013	10/4/2014		0.00
						trash	10.00
						Total	1,430.00
27-208	jasmn2.2	1,024	t0022590	Amy Rosenfeit	1,375.00	rent	1,350.00	675.00	0.00	5/10/2014	5/9/2015		200.00
						rent	10.00
						Total	1,360.00
27-209	jasmn2.2	1,024	t0013708	Lorraine Jensen	1,325.00	trash	10.00	200.00	0.00	11/1/2012	8/31/2014		0.00
						rent	1,371.00
						Total	1,381.00
27-301	maple2.2	1,191	t0019080	Daniela Page	1,495.00	rent	1,345.00	200.00	0.00	10/28/2013	10/27/2014		0.00
						trash	10.00
						Total	1,355.00
27-302	maple2.2	1,191	t0015613	Robin Kelly	1,495.00	trash	10.00	200.00	0.00	4/12/2013	2/11/2015		-1,412.00
						rent	1,402.00
						Total	1,412.00
27-303	holly1.1	772	t0021958	Michelle Armenta	1,145.00	rent	1,190.00	200.00	0.00	4/9/2014	2/8/2015		0.00
						trash	10.00
						Total	1,200.00
27-304	holly1.1	772	t0017495	Kristen Pawlowski	1,145.00	rent	1,090.00	200.00	0.00	8/16/2013	7/15/2014		0.00
						trash	10.00
						Total	1,100.00
27-305	holly1.1	772	t0015845	Stacey Taylor	1,145.00	trash	10.00	200.00	0.00	4/26/2013	9/25/2014		0.00
						rent	1,145.00
						Total	1,155.00
27-306	camla2.2	1,135	t0018150	Molly Osmond	1,500.00	rent	1,500.00	0.00	0.00	11/2/2013	11/1/2014		0.00
						empdisc	-300.00
						trash	10.00
						Total	1,210.00

Rent Roll with Lease Charges	Thursday, May 22, 2014

Unit	Unit type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
Current/Notice Residents
27-307	sago2.2	1,147	t0022629	Eric Nadeau	1,450.00	rent	1,514.00	0.00	0.00	5/19/2014	5/18/2015		639.00
						Total	1,514.00
27-308	hwthr2.2	1,135	t0018155	Stephanie Everett	1,390.00	rent	1,360.00	0.00	0.00	8/31/2013	6/30/2014		-14.36
						trash	10.00
						Total	1,370.00
27-309	hwthr2.2	1,135	end00190	Jennifer Pazour	1,390.00	trash	10.00	250.00	0.00	6/20/2011	8/19/2014		0.00
						rent	1,485.00
						Total	1,495.00
28-101	cypre3.2	1,423	end00191	Camille Cain	1,885.00	trash	10.00	500.00	0.00	9/29/2012	9/28/2014		0.00
						rent	1,810.00
						Total	1,820.00
28-102	hethr2-2	1,214	end00192	Francisco Torres	1,620.00	trash	10.00	200.00	0.00	8/13/2011	8/12/2014		0.00
						rent	1,600.00
						Total	1,610.00
28-103	hethr2.2	1,214	t0019342	Mary Gittess	1,695.00	rent	1,710.00	200.00	0.00	12/7/2013	8/6/2014		0.00
						trash	10.00
						Total	1,720.00
28-104	hethr2.2	1,214	t0014131	Steven Royal	1,695.00	rent	1,645.00	200.00	0.00	4/1/2014	3/31/2015		0.00
						trash	10.00
						Total	1,655.00
	hethr2.2	1,214	t0017549	L Harrison Thayer	1,695.00	rent	1,695.00	200.00	0.00	8/16/2013	8/15/2014		0.00
28-105						trash	10.00
						Total	1,705.00
28-106	hethr2.2	1,214	VACANT	VACANT	1,695.00		0.00	0.00	0.00				0.00
						Total	0.00
28-107	cyprs3.2	1,423	t0016206	Karen Simmons	1,960.00	rent	1,825.00	200.00	0.00	6/19/2013	2/18/2015		0.00
						trash	10.00
						Total	1,835.00
29-101	cypre3.2	1,423	VACANT	VACANT	1,960.00		0.00	0.00	0.00				0.00
						Total	0.00
29-102	hethr2.2	1,214	t0018518	Larry Gies	1,695.00	rent	1,680.00	200.00	0.00	9/30/2013	9/29/2014		0.00
						trash	10.00
						Total	1,690.00
29-103	hethr2.2	1,214	end00198	Michael Orr	1,620.00	trash	10.00	200.00	0.00	6/1/2012	5/31/2015		0.00
						rent	1,620.00
						Total	1,630.00

Rent Roll with Lease Charges	Thursday, May 22, 2014

Unit	Unit type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move out	Balance
Current/Notice Residents
29-104	hethr2.2	1,214	t0017088	Michael Bragulla	1,695.00	rent	1,620.00	200.00	0.00	6/29/2013	5/28/2015		5.00
						trash	10.00
						Total	1,630.00
29-105	hethr2.2	1,214	t0019749	Aisha Manon	1,695.00	trash	10.00	200.00	0.00	12/11/2013	11/10/2014		0.00
						rent	1,785.00
						Total	1,795.00
29-106	hethr2.2	1,214	end00201	Jasmin Baksh	1,695.00	trash	10.00	200.00	0.00	9/11/2012	6/8/2014		0.00
						rent	1,665.00
						Total	1,675.00
29-107	cypre3.2	1,423	t0016254	Jason Teliszczak	1,960.00	rent	1,800.00	200.00	0.00	8/1/2013	3/31/2014		-200.00
						trash	10.00
						Total	1,810.00

Future Residents/Applicants
02-102	maple2.2	1,191	t0022692	Alison Briggs	1,520.00		0.00	200.00	0.00	6/23/2014	4/22/2015		0.00
						Total	0.00
02-307	sago2.2	1,147	t0017123	Kristen Kitsmiller	1,450.00		0.00	0.00	0.00	6/6/2014	6/5/2015		0.00
						Total	0.00
06-103	cypre3.2	1,423	t0021815	Veonna Butler	1,960.00		0.00	200.00	0.00	6/4/2014	6/3/2015		0.00
						Total	0.00
.0-103	azala2.2	1,287	t0022036	Olivia Hock	1,555.00		0.00	0.00	0.00	5/23/2014	4/22/2015		650.00
						Total	0.00
.0-205	lily1.1	552	weo00005	Michael Mason	1,025.00		0.00	0.00	0.00	7/19/2014	7/18/2015		450.00
						Total	0.00
.1-104	grden1.1	1,101	t0022401	Courtney Dunn	1,330.00		0.00	0.00	0.00	5/23/2014	5/22/2015		500.00
						Total	0.00
9-201	gingr1.1	1,169	t0021214	Truman (Wade) Cassell	1,380.00		0.00	0.00	0.00	5/23/2014	3/22/2015		250.00
						Total	0.00
22-101	tulip1.1	900	t0022757	Jessica Martin	1,315.00		0.00	200.00	0.00	6/14/2014	6/13/2015		0.00
						Total	0.00
22-103	azala2.2	1,287	t0022915	Rebeca Samet	1,555.00		0.00	0.00	0.00	7/1/2014	6/30/2015		700.00
						Total	0.00
22-204	junpr1.1	1,303	t0021809	Christina Burzynski	1,475.00		0.00	0.00	0.00	6/15/2014	6/14/2015		250.00
						Total	0.00

Rent Roll with Lease Charges	Thursday, May 22, 2014

Unit	Unit type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move out	Balance
Future Residents/Applicants
23-201	gingr1.1	1,169	t0022691	Eunice Gutierrez romich	1,380.00		0.00	0.00	0.00	6/9/2014	5/8/2015		400.00
						Total	0.00
23-202	redbd2.2	1,449	t0023009	Lisa Bley	1,680.00		0.00	0.00	0.00	6/21/2014	6/20/2015		200.00
						Total	0.00
24-102	hibsc2.2	1,177	t0022594	Stephanie Carhuff	1,475.00		0.00	0.00	0.00	5/24/2014	5/23/2015		315.00
						Total	0.00
25-101	cypre3.2	1,423	t0022779	Angela Rounsaville	1,960.00		0.00	0.00	0.00	6/14/2014	6/13/2015		400.00
						Total	0.00
25-104	hethr2.2	1,214	t0021816	Khaled Bittar	1,695.00		0.00	0.00	0.00	6/13/2014	6/12/2015		250.00
						Total	0.00
27-107	sago2.2	1,147	t0022727	Samantha Amato	1,525.00		0.00	200.00	0.00	6/27/2014	6/26/2015		0.00
						Total	0.00
27-202	maple2.2	1,191	t0017436	David Vilallonga	1,495.00		0.00	0.00	0.00	8/1/2014	6/30/2015		0.00
						Total	0.00
28-106	hethr2.2	1,214	t0021811	Blaine Norton	1,695.00		0.00	200.00	0.00	5/27/2014	5/26/2015		0.00
						Total	0.00
29-101	cypre3.2	1,423	weo00017	Victoria Robles	1,960.00		0.00	0.00	0.00	6/1/2014	5/31/2015		550.00
						Total	0.00

Rent Roll with Lease Charges	Thursday, May 22, 2014

Unit	Unit type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move out	Balance

	Square	Market	Lease	Security	Other	# of	Unit	SqFt
	Footage	Rent	Charges	Deposit	Deposit	Units	Occupancy	Occupancy	Balance
Current/Notice Res.			303,440.00	51,824.00	0.00				-686.05
Future Residents/Applicants			0.00	1,000.00	0.00				4,915.00

Occupied Units	239,798.00	309,930.00				205	93.18	94.46
Total Non Rev Units	1,919.00	2,620.00				2	0.91	0.79
Vacant Units	14,073.00	19,240.00				13	5.91	5.54
Totals:	253,871.00	329,170.00	303,440.00	52,824.00	0.00	220	99.09	100.00	4,228.95

Summary of Charges by Charge Code (Current/Notice residents only)

conces-r	-1,695.00
conces-s	-1,008.00
empdisc	-300.00
garage	850.00
mtm	600.00
rent	302,723.00
storage	350.00
trash	1,900.00
trashaew	20.00
Total	303,440.00

Rent Roll with Lease Charges	Thursday, May 22, 2014

EXHIBIT C

EXISTING TITLE POLICY AND UPDATE

[ATTACHED ON FOLLOWING PAGES]

First American	First American Title Insurance Company 13450 West Sunrise Blvd., Suite 300 Sunrise, FL 33323 Phn - (954)839-2900 Fax -(888)596-5085

Search Update No. 3 (to 3rd Revised Commitment)

To:	Greenspoon Marder, P.A.
200 East Broward Boulevard
Fort Lauderdale, FL 33301

Attn.: Sheila Goldstein

Re: FATIC FAST File No.: 1062-3111076                   Agent File No.: 32581.0001

Property Address:    , FL

Please contact Pamela Taylor at (954)839-2900 with questions regarding this update.

Date Prepared: May 22, 2014

Prepared by: Pamela Taylor

Search Dates:	From	April 18, 2014 at 8:00 A.M.
	Through	May 8, 2014 at 8:00 A.M.

Please be advised we have updated the above referenced file in the Public Records of Orange County, Florida and find the following instrument(s) that affect title to the property as set forth in the above file:

Nothing additional was found.

Property taxes as set forth in the above file are X unchanged, or see revised tax status below:

Other: N/A

File No.: 1062-3111076

First American Title	Owner’s Policy of Title Insurance (with Florida modifications) ISSUED BY First American Title Insurance Company
Owner's Policy	POLICY NUMBER 5011412-0172927e

Any notice of claim and any other notice or statement in writing required to be given to the Company under this policy must be given to the Company at the address shown in Section 18 of the Conditions.

COVERED RISKS

SUBJECT TO THE EXCLUSIONS FROM COVERAGE, THE EXCEPTIONS FROM COVERAGE CONTAINED IN SCHEDULE B, AND THE CONDITIONS, FIRST AMERICAN TITLE INSURANCE COMPANY, a California corporation (the “Company ”) insures, as of Date of Policy against loss or damage, not exceeding the Amount of Insurance, sustained or incurred by the insured by reason of:

1.	Title being vested other than as stated in Schedule A,
2.	Any defect in or lien or encumbrance on the Title. This Covered Risk includes but is not limited to insurance against loss from
(a)	A defect in the Title caused by
(i)	forgery, fraud, undue influence, duress, incompetency, incapacity, or impersonation;
(ii)	failure of any person or Entity to have authorized a transfer or conveyance;
(iii)	a document affecting Title not properly created, executed, witnessed, sealed, acknowledged, notarized, or delivered;
(iv)	failure to perform those acts necessary to create a document by electronic means authorized by law;
(v)	a document executed under a falsified, expired, or otherwise invalid power of attorney;
(vi)	a document not property filed, recorded, or indexed in the Public Records including failure to perform those acts by electronic means authorized by law; or
(vii)	a defective judicial or administrative proceeding.
(b)	The lien of real estate taxes or assessments imposed on the Title by a governmental authority due or payable, but unpaid.
(c)	Any encroachment, encumbrance, violation, variation, or adverse circumstance affecting the Title that would be disclosed by an accurate and complete land survey of the Land. The term “encroachment” includes encroachments of existing improvements located on the Land onto adjoining land, and encroachments onto the Land of existing improvements located on adjoining land.
3.	Unmarketable Title,
4.	No right of access to and from the Land.

(Covered Risks Continued on Page 2)

In Witness Whereof, First American Title Insurance Company has caused its corporate name to be hereunto affixed by its authorized officers as of Date of Policy shown in Schedule A.

First American Title Insurance Company	For Reference:
File #: 32581.0001
/s/ Dennis J. Gilmore
Dennis J. Gilmore
President

/s/ Timothy Kemp
Timothy Kemp
Secretary

(This Policy is valid only when Schedules A and B are attached)	This jacket was created electronically and constitutes an original document

Copyright 2006-2006 American Land Title Association. All rights reserved. The use of this form is restricted to ALTA licensees and ALTA members in good standing as of the date of use.

All other uses are prohibited. Reprinted under license from the American Land Title Association.

Form 5011412 (2-1-11)	Page 1 of 5	ALTA Owner's Policy of Title Insurance (6-17-08) (with Florida modifications)

Policy #: 5011412-0172927e	COVERED RISKS (Continued)

5.	The violation or enforcement of any law, ordinance, permit, or governmental regulation (including those relating to building and zoning) restricting, regulating, prohibiting, or relating to
(a)	the occupancy, use, or enjoyment of the Land;
(b)	the character, dimensions, or location of any improvement erected on the Land;
(c)	the subdivision of land; or
(d)	environmental protection

if a notice, describing any part of the Land, is recorded in the Public Records setting forth the violation or intention to enforce, but only to the extent of the violation or enforcement referred to in that notice.

6,	An enforcement action based on the exercise of a governmental police power not covered by Covered Risk 5 if a notice of the enforcement action, describing any part of the Land, is recorded in the Public Records, but only to the extent of the enforcement referred to in that notice.
7.	The exercise of the rights of eminent domain if a notice of the exercise, describing any part of the Land, is recorded in the Public Records.
8.	Any taking by a governmental body that has occurred and is binding on the rights of a purchaser for value without Knowledge.
9,	Title being vested other than as stated in Schedule A or being defective
(a)	as a result of the avoidance in whole or in part, or from a court order providing an alternative remedy, of a transfer of all or any part of the title to or any interest in the Land occurring prior to the transaction vesting Title as shown in Schedule A because that prior transfer constituted a fraudulent or preferential transfer under federal bankruptcy, state insolvency, or similar creditors' rights laws; or
(b)	because the instrument of transfer vesting Title as shown in Schedule A constitutes a preferential transfer under federal bankruptcy, state insolvency, or similar creditors' rights laws by reason of the failure of its recording in the Public Records
(I)	to be timely, or
(II)	to impart notice of its existence to a purchaser for value or to a Judgment or lien creditor.
10.	Any defect in or lien or encumbrance on the Title or other matter included in Covered Risks 1 through 9 that has been created or attached or has been filed or recorded in the Public Records subsequent to Date of Policy and prior to the recording of the deed or other instrument of transfer in the Public Records that vests Title as shown in Schedule A.

The Company will also pay the costs, attorneys' fees, and expenses incurred in defense of any matter insured against by this Policy, but only to the extent provided in the Conditions.

EXCLUSIONS FROM COVERAGE

The following matters are expressly excluded from the coverage of this policy, and the Company will not pay loss or damage, costs, attorneys' fees, or expenses that arise by reason of:

1.	(a)	Any law, ordinance, permit, or governmental regulation (including those relating to building and zoning) restricting, regulating, prohibiting, or relating to

(i)	the occupancy, use, or enjoyment of the Land;
(ii)	the character, dimensions, or location of any improvement erected on the Land;
(III)	the subdivision of land; or

(iv) environmental protection;

or the effect of any violation of these laws, ordinances, or governmental regulations. This Exclusion 1(a) does not modify or limit the coverage provided under Covered Risk 5.

(b)	Any governmental police power. This Exclusion 1(b) does not modify or limit the coverage provided under Covered Risk 6.
2.	Rights of eminent domain. This Exclusion does not modify or limit the coverage provided under Covered Risk 7 or 8.
3.	Defects, liens, encumbrances, adverse claims, or other matters
(a)	created, suffered, assumed, or agreed to by the Insured Claimant;
(b)	not Known to the Company, not recorded in the Public Records at Date of Policy, but Known to the Insured Claimant and not disclosed in writing to the Company by the Insured Claimant prior to the date the Insured Claimant became an Insured under this policy;
(c)	resulting in no loss or damage to the Insured Claimant;
(d)	attaching or created subsequent to Date of Policy; or
(e)	resulting in loss or damage that would not have been sustained if the Insured Claimant had paid value for the Title.
4.	Any claim, by reason of the operation of federal bankruptcy, state insolvency, or similar creditors' rights laws, that the transaction vesting the Title as shown in Schedule A, is
(a)	a fraudulent conveyance or fraudulent transfer; or
(b)	a preferential transfer for any reason not stated in Covered Risk 9 of this policy.
5.	Any lien on the Title for real estate taxes or assessments imposed by governmental authority and created or attaching between Date of Policy and the date of recording of the deed or other Instrument of transfer in the Public Records that vests Title as shown In Schedule A.

Form 5011412 (2-1-11)	Page 2 of 5	ALTA Owner's Policy of Title Insurance (6-17-08) (with Florida modifications)

Policy #: 5011412-0172927e

CONDITIONS

1.	DEFINITION OF TERMS

The following terms when used in this policy mean:

(a)	“Amount of Insurance”: The amount stated In Schedule A, as may be increased or decreased by endorsement to this policy, increased by Section B(b), or decreased by Sections 10 end 11 of these Conditions.
(b)	“Date of Policy”: The date designated as “Date of Policy” in Schedule A.
(c)	“Entity”: A corporation, partnership, trust, limited liability company, or other similar legal entity.
(d)	“Insured”; The Insured named in Schedule A.
(i)	The term “Insured” also includes
(A)	successors to the Title of the Insured by operation of law as distinguished from purchase, including heirs, devisees, survivors, personal representatives, or next of kin;
(B)	successors to an insured by dissolution, merger, consolidation, distribution, or reorganization;
(C)	successor to an Insured by its conversion to another kind of Entity;
(D)	a grantee of an Insured under a deed delivered without payment of actual valuable consideration conveying the Title
(1)	if the stock, shares, memberships, or other equity interests of the grantee are wholly-owned by the named Insured,
(2)	If the grantee wholly owns the named Insured,
(3)	if the grantee is wholly-owned by an affiliated Entity of the named insured, provided the affiliated Entity and the named Insured are both wholly- owned by the same person or Entity, or
(4)	If the grantee is a trustee or beneficiary of a trust created by a written instrument established by the Insured named in Schedule A for estate planning purposes.
(ii)	With regard to (A), (B), (C), and (D) reserving, however, all rights and defenses as to any successor that the Company would have had against any predecessor Insured.
(e)	“insured Claimant”: An insured claiming loss or damage.
(f)	“Knowledge” or “Known”: Actual knowledge, not constructive knowledge or notice that may be imputed to an Insured by reason of the Public Records or any other records that impart constructive notice of matters affecting the Title,
(g)	“Land”: The land described in Schedule A, and affixed improvements that by law constitute real property, The term “Land” does not include any property beyond the lines of the area described in Schedule A, nor any right, title, interest, estate, or easement in abutting streets, roads, avenues, alleys, lanes, ways, or waterways, but this does not modify or limit the extent that a right of access to and from the Land is insured by this policy.
(h)	“Mortgage”: Mortgage, deed of trust, trust deed, or other security instrument, including one evidenced by electronic means authorized by law.
(i)	“Public Records”: Records established under state statutes at Date of Policy for the purpose of imparting constructive notice of matters relating to real property to purchasers for value and without Knowledge. With respect to Covered Risk 5(d), “Public Records” shall also include environmental protection liens filed in the records of the clerk of the United States District Court for the district where the Land is located.
(j)	“Title”: The estate or interest described in Schedule A,
(k)	“Unmarketable Title”: Title affected by an alleged or apparent matter that would permit a prospective purchaser or lessee of the Title or lender on the Title to be released from the obligation to purchase, lease, or lend if there is a contractual condition requiring the delivery of marketable title.
2.	CONTINUATION OF INSURANCE

The coverage of this policy shall continue in force as of Date of Policy in favor of an Insured, but only so long as the Insured retains an estate or interest in the Land, or holds an obligation secured by a purchase money Mortgage given by a purchaser from the Insured, or only so long as the Insured shall have liability by reason of warranties in any transfer or conveyance of the Title. This policy shall not continue in force In favor of any purchaser from the Insured of either (I) an estate or Interest in the Land, or (ii) an obligation secured by a purchase money Mortgage given to the Insured.

3.	NOTICE OF CLAIM TO BE GIVEN BY INSURED CLAIMANT

The Insured shall notify the Company promptly in writing (i) In case of any litigation as set forth In Section 5(a) of these Conditions, (ii) in case knowledge shall come to an Insured hereunder of any claim of title or interest that is adverse to the Title, as insured, and that might cause loss or damage for which the Company may be liable by virtue of this policy, or (iii) if the Title, as insured, is rejected as Unmarketable Title, If the Company is prejudiced by the failure of the insured Claimant to provide prompt notice, the Company's liability to the insured Claimant under the policy shall be reduced to the extent of the prejudice.

4.	PROOF OF LOSS

In the event the Company is unable to determine the amount of loss or damage, the Company may, at its option, require as a condition of payment that the Insured Claimant furnish a signed proof of loss, The proof of loss must describe the defect, lien, encumbrance, or other matter insured against by this policy that constitutes the basis of loss or damage and shall state, to the extent possible, the basis of calculating the amount of the loss or damage.

5.	DEFENSE AND PROSECUTION OF ACTIONS
(a)	Upon written request by the Insured, and subject to the options contained in Section 7 of these Conditions, the Company, at its own cost and without unreasonable delay, shall provide for the defense of an Insured in litigation in which any third party asserts a claim covered by this policy adverse to the Insured, This obligation is limited to only those stated causes of action alleging matters Insured against by this policy. The Company shall have the right to select counsel of its choice (subject to the right of the Insured to object for reasonable cause) to represent the Insured as to those stated causes of action. It shall not be liable for and will not pay the fees of any other counsel. The Company will not pay any fees, costs, or expenses incurred by the Insured in the defense of those causes of action that allege matters not insured against by this policy.

Form 5011412 (2-1-11)	Page 3 of 5	ALTA Owner's Policy of Title Insurance (6-17-08) (with Florida modifications)

Policy #: 5011412-0172927e	CONDITIONS (Continued)

(b)	the Company shall have the right, in addition to the options contained in Section 7 of these Conditions, at its own cost, to institute and prosecute any action or proceeding or to do any other act that in its opinion may be necessary or desirable to establish the Title, as Insured, or to prevent or reduce loss or damage to the Insured, The Company may take any appropriate action under the terms of this policy, whether or not it shall be liable to the Insured. The exercise of these rights shall not be an admission of liability or waiver of any provision of this policy, If the Company exercises its rights under this subsection, it must do so diligently.
(c)	Whenever the Company brings an action or asserts a defense as required or permitted by this policy, the Company may pursue the litigation to a final determination by a court of competent jurisdiction, and it expressly reserves the right, In its sole discretion, to appeal any adverse judgment or order.
6.	DUTY OF INSURED CLAIMANT TO COOPERATE
(a)	In all cases where this policy permits of requires the Company to prosecute or provide for the defense of any action or proceeding and any appeals, the Insured shall secure to the Company the right to so prosecute or provide defense in the action or proceeding, including the right to use, at its option, the name of the Insured for this purpose. Whenever requested by the Company, the Insured, at the Company's expense, shall give the Company all reasonable aid (i) in securing evidence, obtaining witnesses, prosecuting or defending the action or proceeding, or effecting settlement, and (ii) in any other lawful act that in the opinion of the Company may be necessary or desirable to establish the Title or any other matter as Insured. If the Company is prejudiced by the failure of the Insured to furnish the required cooperation, the Company’s obligations to the Insured under the policy shall terminate, including any liability or obligation to defend, prosecute, or continue any litigation, with regard to the matter or matters requiring such cooperation.
(b)	The Company may reasonably require the Insured Claimant to submit to examination under oath by any authorized representative of the Company and to produce for examination, inspection, and copying, at such reasonable times and places as may be designated by the authorized representative of the Company, all records, In whatever medium maintained, including books, ledgers, checks, memoranda, correspondence, reports, e-mails, disks, tapes, and videos whether bearing a date before or after Date of Policy, that reasonably pertain to the loss or damage. Further, if requested by any authorized representative of the Company, the Insured Claimant shall grant its permission, In writing, for any authorized representative of the Company to examine, inspect, and copy all of these records in the custody or control of a third party that reasonably pertain to the loss or damage. All Information designated as confidential by the Insured Claimant provided to the Company pursuant to this Section shall not be disclosed to others unless, In the reasonable judgment of the Company, It is necessary in the administration of the claim. Failure of the Insured Claimant to submit for examination under oath, produce any reasonably requested Information, or grant permission to secure reasonably necessary information from third parties as required in this subsection, unless prohibited by law or governmental regulation, shall terminate any liability of the Company under this policy as to that claim.
7.	OPTIONS TO PAY OR OTHERWISE SETTLE CLAIMS; TERMINATION OF LIABILITY

In case of a claim under this policy, the Company shall have the following additional options:

(a)	To Pay or Tender Payment of the Amount of Insurance. To pay or tender payment of the Amount of Insurance under this policy together with any costs, attorneys' fees, and expenses incurred by the Insured Claimant that were authorized by the Company up to the time of payment or tender of payment and that the Company is obligated to pay. Upon the exercise by the Company of this option, all liability and obligations of the Company to the insured under this policy, other than to make the payment required in this subsection, shall terminate, including any liability or obligation to defend, prosecute, or continue any litigation.
(b)	To Pay or Otherwise Settle With Paries Other Than the Insured or With the Insured Claimant.
(i)	To pay or otherwise settle with other parties for or in the name of an Insured Claimant any claim Insured against under this policy. In addition, the Company will pay any costs, attorneys' fees, and expenses Incurred by the Insured Claimant that were authorized by the Company up to the time of payment and that the Company is obligated to pay; or
(ii)	To pay or otherwise settle with the Insured Claimant the loss or damage provided for under this policy, together with any costs, attorneys' fees, and expenses incurred by the Insured Claimant that were authorized by the Company up to the time of payment and that the Company is obligated to pay.

Upon the exercise by the Company of either of the options provided for in subsections (b)(i) or (ii), the Company’s obligations to the insured under this policy for the claimed loss or damage, other than the payments required to be made, shall terminate, Including any liability or obligation to defend, prosecute, or continue any litigation.

8.	DETERMINATION AND EXTENT OF LIABILITY

This policy is a contract of indemnity against actual monetary loss or damage sustained or Incurred by the Insured Claimant who has suffered loss or damage by reason of matters Insured against by this policy,

(a)	The extent of liability of the Company for loss or damage under this policy shall not exceed the lesser of
(i)	the Amount of Insurance; or
(ii)	the difference between the value of the Title as insured and the value of the Title subject to the risk insured against by this policy,
(b)	If the Company pursues its rights under Section 5 of these Conditions and is unsuccessful in establishing the Title, as Insured,
(i)	the Amount of Insurance shall be increased by 10%, and
(ii)	the Insured Claimant shall have the right to have the loss or damage determined either as of the date the claim was made by the Insured Claimant or as of the date it Is settled and paid.
(c)	In addition to the extent of liability under (a) and (b), the Company will also pay those costs, attorneys' fees, and expenses Incurred In accordance with Sections 5 and 7 of these Conditions.

Form 5011412 (2-1-11)	Page 4 of 5	ALTA Owner's Policy of Title Insurance (6-17-06) (with Florida modifications)

Policy #: 5011412-0172927e	CONDITIONS (Continued)

9.	LIMITATION OF LIABILITY
(a)	If the Company establishes the Title, or removes the alleged defect, lien, or encumbrance, or cures the lack of a right of access to or from the Land, or cures the claim of Unmarketable Title, all as Insured, in a reasonably diligent manner by any method, including litigation and the completion of any appeals, It shall have fully performed its obligations with respect to that matter and shall not be liable for any loss or damage caused to the Insured.
(b)	In the event of any litigation, Including litigation by the Company or with the Company's consent, the Company shall have no liability for loss or damage until there has been a final determination by a court of competent jurisdiction, and disposition of all appeals, adverse to the Title, as insured.
(c)	The Company shall not be liable for loss or damage to the Insured for liability voluntarily assumed by the Insured in settling any claim or suit without the prior written consent of the Company.
10.	REDUCTION OF INSURANCE; REDUCTION OR TERMINATION OF LIABILITY

All payments under this policy, except payments made for costs, attorneys' fees, and expenses, shall reduce the Amount of insurance by the amount of the payment.

11.	LIABILITY NONCUMULATIVE

The Amount of Insurance shall be reduced by any amount the Company pays under any policy Insuring a Mortgage to which exception is taken in Schedule B or to which the Insured has agreed, assumed, or taken subject, or which is executed by an Insured after Date of Policy and which is a charge or lien on the Title, and the amount so paid shall be deemed a payment to the Insured under this policy.

12.	PAYMENT OF LOSS

When liability and the extent of loss or damage have been definitely fixed in accordance with these Conditions, the payment shall be made within 30 days.

13.	RIGHTS OF RECOVERY UPON PAYMENT OR SETTLEMENT
(a)

Whenever the Company shall have settled and paid a claim under this policy, it shall be subrogated and entitled to the rights of the Insured Claimant in the Title and all other rights and remedies in respect to the claim that the insured Claimant has against any person or property, to the extent of the amount of any loss, costs, attorneys' fees, and expenses paid by the Company. If requested by the Company, the Insured Claimant shall execute documents to evidence the transfer to the Company of these rights and remedies, the Insured Claimant shall permit the Company to sue, compromise, or settle in the name of the Insured Claimant and to use the name of the Insured Claimant in any transaction or litigation involving these rights and remedies.

If a payment on account of a claim does not fully cover the loss of the Insured Claimant, the Company shall defer the exercise of its right to recover until after the Insured Claimant shall have recovered its loss.

(b)	The Company's right of subrogation Includes the rights of the Insured to indemnities, guaranties, other policies of insurance, or bonds, notwithstanding any terms or conditions contained in those Instruments that address subrogation rights.
14.	ARBITRATION

Unless prohibited by applicable law, arbitration pursuant to the Title Insurance Arbitration Rules of the American Arbitration Association may be demanded if agreed to by both the Company and the Insured at the time of a controversy or claim. Arbitrable matters may include, but are not limited to, any controversy or claim between the Company and the Insured arising out of or relating to this policy, any service of the Company in connection with its Issuance or the breach of a policy provision or other obligation. Arbitration pursuant to this policy and under the Rules in effect on the date the demand for arbitration is made, or, at the option of the Insured, the Rules in effect at Date of Policy shall be binding upon the parties, The award may include attorneys' fees only if the laws of the state in which the Land is located permit a court to award attorneys' fees to a prevailing party. Judgment upon the award rendered by the Arbitrator(s) may be entered In any court having jurisdiction thereof.

The law of the situs of the land shall apply to an arbitration under the Title Insurance Arbitration Rules.

A copy of the Rules may be obtained from the Company upon request.

15.	LIABILITY LIMITED TO THIS POLICY; POLICY ENTIRE CONTRACT
(a)	This policy together with all endorsements, if any, attached to It by the Company is the entire policy and contract between the Insured and the Company, In interpreting any provision of this policy, this policy shall be construed as a whole.
(b)	Any claim of loss or damage that arises out of the status of the Title or by any action asserting such claim whether or not based on negligence shall be restricted to this policy.
(c)	Any amendment of or endorsement to this policy must be in writing and authenticated by an authorized person, or expressly incorporated by Schedule A of this policy.
(d)	Each endorsement to this policy issued at any time is made a part of this policy and is subject to all of its terms and provisions. Except as the endorsement expressly states, It does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsement, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance.

16. SEVERABILITY

In the event any provision of this policy, in whole or in part, is held invalid or unenforceable under applicable law, the policy shall be deemed not to include that provision or such part held to be invalid, but all other provisions shall remain in full force and effect.

17. CHOICE OF LAW; FORUM

(a)

Choice of Law: The Insured acknowledges the Company has underwritten the risks covered by this policy and determined the premium charged therefor in reliance upon the law affecting interests in real property and applicable to the interpretation, rights, remedies, or enforcement of policies of title insurance of the jurisdiction where the Land is located.

Therefore, the court or an arbitrator shall apply the law of the jurisdiction Where the Land is located to determine the validity of claims against the Title that are adverse to the Insured and to interpret and enforce the terms of this policy. In neither case shall the court or arbitrator apply its conflicts of law principles to determine the applicable law,

(b)	Choice of Forum: Any litigation or other proceeding brought by the Insured against the Company must be filed only in a state or federal court within the United States of America or its territories having appropriate jurisdiction.

18. NOTICES, WHERE SENT

Any notice of claim and any other notice or statement in writing required to be given to the Company under this policy must be given to the Company at First American Title Insurance Company, Attn: Claims National Intake Center, 1 First American Way, Santa Ana, California 92707. Phone; 888-632-1642.

Form 5011412 (2-1-11)	Page 5 of 5	ALTA Owner's Policy of Title Insurance (6-17-06) (with Florida modifications)

First American Title	Owner’s Policy of Title Insurance ISSUED BY First American Title Insurance Company
Schedule A	POLICY NUMBER 5011412-0172927e

Name and Address of Title Insurance Company:

FIRST AMERICAN TITLE INSURANCE COMPANY, 1 First American Way, Santa Ana, California 92707

File No.: 1062-3111076

Our File: 32581.0001

Address Reference: 4248 NEW BROAD STREET, ORLANDO, FLORIDA

Amount of Insurance: $29,500,000.00	Premium: $52,580.00

Date of Policy: April 17, 2014 at 11:24 A.M.

1.	Name of Insured: WAYPOINT ENDERS OWNER, LLC, A DELAWARE LIMITED LIABILITY COMPANY

2.	The estate or interest in the Land that is Insured by this policy is: Fee Simple

3.	Title is vested in: WAYPOINT ENDERS OWNER, LLC, A DELAWARE LIMITED LIABILITY COMPANY

4.	The Land referred to in this policy is described as follows:

See Schedule A (continued)

GREENSPOON MARDER, P.A.

By:	/s/ Mark F, Grant
Mark F, Grant, V.P Authorized Signatory

By:
Authorized Countersignature
(This Schedule A valid only when Schedule B is attached)

Forms 5011412-A (2-1-11) and 5011412-B-STD,	17558337v1	ALTA Owner's Policy of Title Insurance (6-17-06) (with Florida modifications)

First American Title	Owner’s Policy of Title Insurance ISSUED BY First American Title Insurance Company
Schedule A (Continued)	POLICY NUMBER 5011412-0172927e

File No.: 1062-3111076

Our File: 32581.0001

EXHIBIT “A” - Legal Description

PARCEL 1:

LOTS 202, 203, 204 AND 205 OF BALDWIN PARK UNIT 1, ACCORDING TO THE PLAT THEREOF AS RECORDED IN PLAT BOOK 50, PAGES 121 THROUGH 133, INCLUSIVE, OF THE PUBLIC RECORDS OF ORANGE COUNTY, FLORIDA

PARCEL 2:

NON-EXCLUSIVE EASEMENT FOR THE BENEFIT OF PARCEL 1 CREATED BY DECLARATION OF RECREATIONAL EASEMENT AND COVENANT TO SHARE COSTS RECORDED IN OFFICIAL RECORDS BOOK 6593, PAGE 3349, AND AMENDMENTS THERETO RECORDED IN OFFICIAL RECORDS BOOK 6723, PAGE 422, AND OFFICIAL RECORDS BOOK 6756, PAGE 4122, OF THE PUBLIC RECORDS OF ORANGE COUNTY, FLORIDA, OVER AND ACROSS TRACT 5, BALDWIN PARK UNIT 1, ACCORDING TO THE PLAT THEREOF AS RECORDED IN PLAT BOOK 50, PAGES 121-133, INCLUSIVE, PUBLIC RECORDS OF ORANGE COUNTY, FLORIDA

PARCEL 3:

NON-EXCLUSIVE EASEMENT FOR THE BENEFIT OF PARCEL 1 CREATED BY EASEMENT AGREEMENT RECORDED IN OFFICIAL RECORDS BOOK 7209, PAGE 2076, AND AMENDED IN OFFICIAL RECORDS BOOK 7413, PAGE 4347, PUBLIC RECORDS OF ORANGE COUNTY, FLORIDA, OVER AND ACROSS TRACTS 22, 39, 44 AND 46, BALDWIN PARK UNIT 1 ACCORDING TO THE PLAT THEREOF AS RECORDED IN PLAT BOOK 50, PAGES 121-133, INCLUSIVE, PUBLIC RECORDS OF ORANGE COUNTY, FLORIDA.

Forms 5011412-A (2-1-11) and 5011412-B-STD,	17558337v1	ALTA Owner's Policy of Title insurance (6-17-06) (with Florida modifications)

First American Title	Owner’s Policy of Title Insurance ISSUED BY First American Title Insurance Company
Schedule B	POLICY NUMBER 5011412-0172927e

File No.: 1062-3111076

Our File: 32581.0001

EXCEPTIONS FROM COVERAGE

This policy does not insure against loss or damage (and the Company will not pay costs, attorneys' fees, or expenses) that arise by reason of:

1.	Any rights, interests, or claims of parties in possession of the land not shown by the public records, except for executed leases as referenced on the Rent Roll.

2.	Any encroachment, encumbrance, violation, variation or adverse circumstance affecting the Title that would be disclosed by an accurate and complete land survey of the land.

3.	Any lien for services, labor, or materials in connection with improvements, repairs or renovations provided before, on, or after Date of Policy, not shown by the public records.

4.	Any dispute as to the boundaries caused by a change in the location of any water body within or adjacent to the land prior to Date of Policy, and any adverse claim to all or part of the land that is, at Date of Policy, or was previously, under water.

5.	Taxes or special assessments not shown as liens in the public records or in the records of the local tax collecting authority, at Date of Policy.

6.	Any minerals or mineral rights leased, granted or retained by prior owners.

7.	Taxes and assessments for the year 2014 and subsequent years, which are not yet due.

NOTE: Exception(s) numbered 2-6 above are hereby deleted.

8.	Any Lien arising under Chapter 159, Florida Statutes, in favor of any city, town, village or port authority for unpaid service charges for Service by any water system, sewer system or gas system servicing the lands described herein.

9.	Matters appearing on the plat of Baldwin Park Unit 1 recorded in Plat Book 50, Page(s) 121; together with Acknowledgement of Easement Rights Previously Reserved by Baldwin Park Development Company recorded in Book 7260, Page 893.

Forms 5011412-A (2-1-11) and 5011412-B-STD,	17558337v1	ALTA Owner's Policy of Title insurance (6-17-06) (with Florida modifications)

First American Title	Owner’s Policy of Title Insurance ISSUED BY First American Title Insurance Company
Schedule B	POLICY NUMBER 5011412-0172927e

10.	Declaration of Covenants, Conditions, Restrictions and Obligations, which contains provisions for a private charge or assessments, and provides for a right of first refusal or the prior approval of a future purchaser or occupant, recorded in Book 6593, Page 3162; as amended in Book 6756, Page 4113; Book 8538, Page 1; and Book 10258, Page 1912; and any subsequent amendments thereto., but deleting any covenant, condition or restriction indicating a preference, limitation or discrimination based on race, color, religion, sex, handicap, familial status or national origin to the extent such covenants, conditions or restrictions violate 42 USC 3604(c).

11.	Declaration of Covenants, Conditions and Restrictions for Baldwin Park Commercial Properties, which contains provisions for a private charge or assessments, including any amendments or modifications thereto, recorded August 15, 2002 in Book 6593, Page 3275, but deleting any covenant, condition or restriction indicating a preference, limitation or discrimination based on race, color, religion, sex, handicap, familial status or national origin to the extent such covenants, conditions or restrictions violate 42 USC 3604(c).

12.	Restrictions contained in Deeds recorded in Book 5869, Page 970; Book 5869, Page 2469; Book 6553, Page 4428; Book 6553, Page 4467; Book 6553, Page 4487; Book 6553, Page 4408; and Book 6756, Page 4127; as amended by Release of Deed Restrictions, Parcel 1 recorded in Book 6536, Page 4095.

13.	Terms and conditions contained in Notice of Establishment of the Urban Orlando Community Development District recorded in Book 5910, Page 942; together with Notices of Boundary Amendment recorded in Book 7260, Page 1048; and Book 9815, Page 2504.

14.	Terms and conditions contained in that certain Amended and Restated Interlocal Agreement between The City of Orlando and Urban Orlando Community Development District recorded in Book 6247, Page 2204; as amended in Book 7257, Page 762; and Book 7821, Page 2739.

15.	Terms and conditions contained in that certain Declaration of Consent to Jurisdiction of Community Development District and to Imposition of Special Assessments recorded in Book 6364, Page 6306; as affected by Partial Releases and Allocations of Special Assessment Liens recorded in Book 6600, Page 4201; and Book 6756, Page 4110; and Book 8948, Page 3723.

16.	Terms and conditions contained in Urban Orlando Community Development District Notice of Imposition of Special Assessments recorded in Book 6369, Page 5004; and Supplemental Notice in Book 6550, Page 3784.

17.	Perpetual Non-Exclusive Wall Construction, Landscaping and Irrigation Easement Agreement in favor of the Urban Community Development District recorded in Book 6593, Page 3253,

Forms 5011412-A (2-1-11) and 5011412-B-STD,	17558337v1	ALTA Owner's Policy of Title insurance (6-17-06) (with Florida modifications)

First American Title	Owner’s Policy of Title Insurance ISSUED BY First American Title Insurance Company
Schedule B	POLICY NUMBER 5011412-0172927e

18.	Terms and conditions contained in Declaration of Recreational Easement and Covenant to Share Costs recorded in Book 6593, Page 3349; as amended in Book 6723, Page 422; Book 6756, Page 4122; Book 6863, Page 4315; Book 7658, Page 2020; Book 8064, Page 2463; Book 8409, Page 4416; Book 8506, Page 3533; and Book 8664, Page 4710.

19.	Terms and conditions contained in that certain Interim Access and Indemnity Agreement by and between Orlando NTC Partners and Time Warner Entertainment-Advanced Newhouse partnership d/b/a Time Warner Cable recorded in Book 6689, Page 3083.

20.	Terms and conditions contained in that certain Deed for Early Transfer Portion of Parcel 14 (SA39) recorded in Book 6736, Page 1629; as affected by Book 6736, Page 2414,

21.	Terms and conditions contained in that certain Special Warranty Deed recorded in Book 6756, Page 4127.

22.	Terms and conditions contained in that certain Easement Agreement by and between Orlando NTC Partners, a Joint Venture, and BP Apartments Bennett, L.L.C., recorded in Book 7209, Page 2076; as amended in Book 7413, Page 4347.

23.	Terms and conditions contained in License and Memorandum of Agreement recorded in Book 7413, Page 3952.

24.	Utility Easement in favor of the City of Orlando and the Orlando Utilities Commission recorded in Book 7553, Page 1560.

25.	Easement to Bellsouth Telecommunications, Inc. recorded in Book 7849, Page 747.

26.	Amended and Restated Declaration of Covenants, Conditions and Restrictions for Baldwin Park Residential Properties, which also contains provisions for a private charge or assessments, recorded in Book 9372, Page 1303; as amended in Book 9719, Page 3986; and any subsequent amendments thereto; but deleting any covenant, condition or restriction indicating a preference, limitation or discrimination based on race, color, religion, sex, handicap, familial status or national origin to the extent such covenants, conditions or restrictions violate 42 USC 3604(c).

27.	Urban Orlando Community Developments District's Notice of Series 2007 Special Assessments recorded in Book 9518, Page 3877.

Forms 5011412-A (2-1-11) and 5011412-B-STD,	17558337v1	ALTA Owner's Policy of Title insurance (6-17-06) (with Florida modifications)

Owner’s Policy of Title Insurance
	First American Title	ISSUED BY First American Title Insurance Company
Schedule B		POLICY NUMBER 5011412-0172927e

28.	Disclosure of Public Financing and Maintenance of Improvements to real Property Undertaken by the Urban Orlando Community Development District recorded in Book 10241, Page 8347.

29.	Mortgage recorded in Book 10451, Page 4301; as assigned in Book 10451, Page 4326; as further assigned in Book 10566, Page 5386; and as amended by Mortgage Spreader Agreement recorded in Book 10731, Page 7033.

30.	UCC Financing Statement recorded in Book 10451, Page 4331, as assigned in Doc# 20130246171, Book 10566, Page 5392, and amended and recorded in Book 10731, Page 7040.

31.	Terms and conditions of any existing unrecorded lease(s), and all rights of lessee(s) and any parties claiming through the lessee(s) under the lease(s)

Note: All of the recording information contained herein refers to the Public Records of Orange County, Florida, unless otherwise indicated. Any reference herein to a Book and Page is a reference to the Official Record Books of said county, unless indicated to the contrary.

Notices - Where Sent

All notices required to be given the Company and any statement in writing required to be furnished the Company shall include the number of this policy and shall be addressed to the Company, Attention: Claims Department, 1 First American Way, Santa Ana, CA 92707.

Service, Quality and Availability

First American Title Insurance Company cares about its customers and their ability to obtain information and service on a convenient, timely and accurate basis. A qualified staff of service representatives is dedicated to serving you. A toll-free number is available for your convenience in obtaining information about coverage and to provide assistance in resolving complaints at 1-800-929-7186, Office hours are from 8:30 a.m. through 5:30 p.m. Monday through Friday.

Forms 5011412-A (2-1-11) and 5011412-B-STD, 17558337v1	ALTA Owner's Policy of Title Insurance (6-17-06) (with Florida modifications)

First American Title

Privacy Information

We Are Committed to Safeguarding Customer Information

In order to better serve your needs now and in the future, we may ask you to provide us with certain information. We understand that you may be concerned about what we will do with such information - particularly any personal or financial information. We agree that you have a right to know how we will utilize the personal information you provide to us. Therefore, together with our subsidiaries we have adopted this Privacy Policy to govern the use and handling of your personal information.

Applicability

This Privacy Policy governs our use of the information that you provide to us. It does not govern the manner in which we may use information we have obtained from any other source, such as information obtained from a public record or from another person or entity. First American has also adopted broader guidelines that govern our use of personal information regardless of its source, First American calls these guidelines its Fair Information Values.

Types of Information

Depending upon which of our services you are utilizing, the types of nonpublic personal information that we may collect include:

•	Information we receive from you on applications, forms end in other communications to us, whether in writing. In person, by telephone or any other means;
•	Information about your transactions with us, our affiliated companies, or others; and
•	Information we receive from a consumer reporting agency.

Use of Information

We request information from you for our own legitimate business purposes and not for the benefit of any nonaffiliated party. Therefore, we will not release your information to nonaffiliated parties except: (1) as necessary for us to provide the product or service you have requested of us; or (2) as permitted by law. We may, however, store such information indefinitely, including the period after which any customer relationship has ceased. Such information may be used for any internal purpose, such as quality control efforts or customer analysis. We may also provide all of the types of nonpublic personal information listed above to one or more of our affiliated companies. Such affiliated companies include financial service providers, such as title insurers, property and casually insurers, and trust and investment advisory companies, or companies involved in real estate services, such as appraisal companies, home warranty companies and escrow companies. Furthermore, we may also provide all the information we collect, as described above, to companies that perform marketing services on our behalf, on behalf of our affiliated companies or to other financial institutions with whom we or our affiliated companies have joint marketing agreements.

Former Customers

Even if you are no longer our customer, our Privacy Policy will continue to apply to you.

Confidentiality and Security

We will use our best efforts to ensure that no unauthorized parties have access to any of your information. We restrict access to nonpublic personal information about you to those individuals and entitles who need to know that information to provide products or services to you. We will use our best efforts to train and oversee our employees and agents to ensure that your information will be handled responsibly and In accordance with this Privacy Policy and First American's Fair Information Values. We currently maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal Information.

Information Obtained Through Our Web Site

First American Financial Corporation is sensitive to privacy issues on the internet We believe it is important you know how we treat the information about you we receive on the Internet.

In general, you can visit First American or its affiliates' Web sites on the World Wide Web without telling us who you are or revealing any information about yourself. Our Web servers collect the domain names, not the e-mail addresses, of visitor. This information is aggregated to measure the number of visits, average time spent on the site, pages viewed and similar information. First American uses this information to measure the use of our site and to develop ideas to improve the content of our site.

There are times, however, when we may need information from you, such as your name and email address. When information is needed, we will use our best efforts to let you know at the time of collection how we will use the personal information. Usually, the personal information we collect is used only by us to respond to your inquiry, process an order or allow you to access specific account/profile information. If you choose to share any personal information with us, we will only use it in accordance with the policies outlined above.

Business Relationships

First American Financial Corporation's she and its affiliates' sites may contain links to other Web sites. While we try to link only to sites that share our high standards and respect for privacy, we are not responsible for the content or the privacy practices employed by other sites.

Cookies

Some of First American's Web sites may make use of "cookie" technology to measure site activity and to customize information to your personal tastes. A cookie is an element of data that a web site can send to your browser, which may then store the cookie on your hard drive.

FirstAm.com uses stored cookies. The goal of this technology is to better serve you when visiting our site, save you time when you are here and to provide you with a more meaningful and productive Web site experience.

Fair Information Values

Fairness We consider consumer expectations about their privacy in all our businesses. We only offer products and services that assure a favorable balance between consumer benefits and consumer privacy.

Public Record We believe that an open public record creates significant value for society, enhances consumer choice and creates consumer opportunity. We actively support an open public record and emphasize its importance and contribution to our economy.

Use We believe we should behave responsibly when we use information about a consumer in our business. We will obey the laws governing the collection, use and dissemination of data.

Forms 5011412-A (2-1-11) and 5011412-B-STD, 17558337v1	ALTA Owner's Policy of Title Insurance (6-17-06) (with Florida modifications)

Accuracy We will take reasonable steps to help assure the accuracy of the date we collect, use and disseminate. Where possible, we will take reasonable steps to correct inaccurate information. When, as with the public record, we cannot correct inaccurate information, we will take all reasonable steps to assist consumers in identifying the source of the erroneous data so that the consumer can secure the required corrections.

Education We endeavor to educate the users of our products end services, our employees and others in our industry about the importance of consumer privacy. We will instruct our employees on our fair information values and on the responsible collection and use of data. We will encourage others in our industry to collect and use information in a responsible manner.

Security We will maintain appropriate facilities and systems to protect against unauthorized access to and corruption of the data we maintain.

Forms 5011412-A (2-1-11) and 5011412-B-STD, 17558337v1	ALTA Owner's Policy of Title Insurance (6-17-06) (with Florida modifications)

First American Title	Loan Policy of Title Insurance
ISSUED BY First American Title Insurance Company
Schedule A (Continued)	POLICY NUMBER 5011312-0213367e

File No.: 32581.0001

EXHIBIT “A” - Legal Description

PARCEL 1:

LOTS 202, 203, 204 AND 205 OF BALDWIN PARK UNIT 1, ACCORDING TO THE PLAT THEREOF AS RECORDED IN PLAT BOOK 50, PAGES 121 THROUGH 133, INCLUSIVE, OF THE PUBLIC RECORDS OF ORANGE COUNTY, FLORIDA

PARCEL 2:

NON-EXCLUSIVE EASEMENT FOR THE BENEFIT OF PARCEL 1 CREATED BY DECLARATION OF RECREATIONAL EASEMENT AND COVENANT TO SHARE COSTS RECORDED IN OFFICIAL RECORDS BOOK 6593, PAGE 3349, AND AMENDMENTS THERETO RECORDED IN OFFICIAL RECORDS BOOK 6723, PAGE 422, AND OFFICIAL RECORDS BOOK 6756, PAGE 4122, OF THE PUBLIC RECORDS OF ORANGE COUNTY, FLORIDA, OVER AND ACROSS TRACT 5, BALDWIN PARK UNIT 1, ACCORDING TO THE PLAT THEREOF AS RECORDED IN PLAT BOOK 50, PAGES 121-133, INCLUSIVE, PUBLIC RECORDS OF ORANGE COUNTY, FLORIDA

PARCEL 3:

NON-EXCLUSIVE EASEMENT FOR THE BENEFIT OF PARCEL 1 CREATED BY EASEMENT AGREEMENT RECORDED IN OFFICIAL RECORDS BOOK 7209, PAGE 2076, AND AMENDED IN OFFICIAL RECORDS BOOK 7413, PAGE 4347, PUBLIC RECORDS OF ORANGE COUNTY, FLORIDA, OVER AND ACROSS TRACTS 22, 39, 44 AND 46, BALDWIN PARK UNIT 1 ACCORDING TO THE PLAT THEREOF AS RECORDED IN PLAT BOOK 50, PAGES 121-133, INCLUSIVE, PUBLIC RECORDS OF ORANGE COUNTY, FLORIDA.

Forms 5011412-A (2-1-11) and 5011412-B-STD, 17558337v1	ALTA Owner's Policy of Title Insurance (6-17-06) (with Florida modifications)

22

Gross Potential Rent Enders at Baldwin Park: (410201) As of Date: 03/13/2014 As of Month: 03/2014	Page: 1

Property Unit	Unit Type	Resident Code	Resident Name	Market Rent	Loss/Gain to Lease	Potential Rent	Vacancy	Actual Rent Charge	Con- cession	Write Off	Rental Income	Receipts: Cur Mon RentChrg	Receipts: Previous Rent Chrg	Delin- quency	Prepays
410201
01-101	cypre3.2	end00001	Walter Dibease	1,885.00	33.00	1,852.00	0.00	1,852.00	0.00	0.00	1,852.00	1,852.00	00.0	0.00	0.00
01-102	hethr2.2	end00002	Robin Knight	1,620.00	-32.00	1,652.00	0.00	1,652.00	0.00	0.00	1,652.00	1,652.00	0.00	0.00	0.00
01-103	cypre3.2	t0019373	Camille Sacco	1,960.00	165.00	1,795.00	0.00	1,795.00	0.00	0.00	1,795.00	1,795.00	0.00	0.00	0.00
02-101	maple2.2	end00003	Richard Leuner	1,445.00	35.00	1,410.00	0.00	1,410.00	0.00	0.00	1,410.00	1,410.00	0.00	0.00	0.00
02-102	rnaple2.2	t0017123	Kristen Kitsmiller	1,520.00	35.00	1,485.00	0.00	1,485.00	0.00	0.00	1,485.00	1,485.00	0.00	0.00	0.00
02-105	holly1.1	t0016955	Grace Blankenship	1,170.00	75.00	1,095.00	0.00	1,095.00	0.00	0.00	1,095.00	0.00	0.00	1,095.00	1,105.00
02-105	jasmn2.2	end00007	David Oglethorpe	1,425.00	100.00	1,325.00	0.00	1,325.00	0.00	0.00	1,325.00	1,325.00	0.00	0.00	0.00
02-109	jasmn2.2	t0020506	Courtney Carrol	1,400.00	45.00	1,355.00	0.00	1,355.00	0.00	0.00	1,355.00	1,355.00	0.00	0.00	0.00
02-201	maple2.2	t0016750	Yolanda Jones	1,495.00	90.00	1,405.00	0.00	1,405.00	0.00	0.00	1,405.00	1,405.00	0.00	0.00	0.00
02-202	maple2.2	end000l0	Zeren Eder	1,495.00	0.00	1,495.00	289.00	1,206.00	-200.00	0.00	1,006.00	1,206.00	0.00	0.00	0.00
02-203	holly1.1	VACANT	VACANT	1,145.00	0.00	1,145.00	1,145.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
02-204	holly1.1	t0017635	Kaylee Rudd	1,145.00	55.00	1,090.00	0.00	1,090.00	0.00	0.00	1,090.00	1,090.00	0.00	0.00	0.00
02-205	holly1.1	t0017436	David Vilallonga	1,145.00	0.00	1,145.00	000	1,145.00	0.00	0.00	1,145.00	1,145.00	0.00	0.00	0.00
02-207	sago2.2	t0020448	Alda Mocray	1,500.00	-9.00	1,509.00	0.00	1,509.00	0.00	0.00	1,509.00	212.00	0.00	1,297.00	-212.00
02-208	jasmn2.2	VACANT	VACANT	1,375.00	0.00	1,375.00	1,375.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
02-209	jasmn2.2	t0016140	Lauren Wardell	1,375.00	70.00	1,305.00	0.00	1,305.00	0.00	0.00	1,305.00	1,305.00	0.00	0.00	0.00
02-301	maple2.2	end00017	Hammah Kemeh	1,445.00	67.00	1,378.00	0.00	1,378.00	0.00	0.00	1,378.00	1,378.00	0.00	0.00	0.00
02-302	maple2.2	end00018	Maria Pascual	1,445.00	75.00	1,370.00	0.00	1,370.00	0.00	0.00	1,370.00	1,370.00	0.00	0.00	0.00
02-303	holly1.1	end00019	Andrew Budgake	1,095.00	17.00	1,078.00	0.00	1,078.00	0.00	0.00	1,078.00	1,078.00	0.00	0.00	0.00
02-304	holly1.1	VACANT	VACANT	1,145.00	0.00	1,145.00	1,145.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
02-305	holly1.1	t0020838	William Hirata	1,145.00	75.00	1,070.00	311.00	759.00	0.00	0.00	759.00	759.00	0.00	0.00	17.00
02-306	camla2.2	end00022	Tania Velez	1,500.00	120.00	1,380.00	0.00	1,380.00	0.00	0.00	1,380.00	1,380.00	0.00	0.00	0.00
02-307	sago2.2	t0016444	Madeline Gibbs	1,450.00	20.00	1,430.00	0.00	1,430.00	0.00	0.00	1,430.00	1,430.00	0.00	0.00	0.00
02-306	hwthr2.2	end00025	Julia Mays	1,390.00	-50.00	1,440.00	0.00	1,440.00	0.00	0.00	1,440.00	1,440.00	0.00	0.00	0.00
02-309	hwthr2.2	end00132	Teresa Allen	1,390.00	40.00	1,350.00	0.00	1,350.00	0.00	0.00	1,350.00	1,350.00	0.00	0.00	0.00
03-101	laurl1.1	t0015075	Steven Madow	1,275.00	0.00	1,275.00	0.00	1,275.00	0.00	0.00	1,275.00	1,275.00	0.00	0.00	0.00
03-102	laurl1.1	t0017301	Betty Godwin	1,275.00	-5.00	1,280.00	0.00	1,280.00	0.00	0.00	1,280.00	1,280.00	0.00	0.00	0.00
03-103	laurl1.1	end00029	Earlene Lynn	1,200.00	-24.00	1,224.00	0.00	1,224.00	0.00	0.00	1,224.00	1,224.00	0.00	0.00	0.00
03-201	mgnla3.2	end00030	Jonathan Kilman	1,750.00	-105.00	1,855.00	0.00	1,855.00	0.00	0.00	1,855.00	1,855.00	0.00	0.00	285.00
03-202	alamd2.2	end00031	Lance Butterfield	1,750.00	25.00	1,725.00	-20.00	1,745.00	0.00	0.00	1,745.00	1,745.00	0.00	0.00	0.33
03-203	mgnla3.2	t0016555	Renee Johnson	1,750.00	-140.00	1,890.00	0.00	1,890.00	0.00	0.00	1,890.00	1,573.00	0.00	317.00	0.00
04-101	cypre3.2	end00033	Tanya Tai	1,885.00	62.00	1,823.00	0.00	1,823.00	0.00	0.00	1,823.00	1,823.00	49.00	0.00	0.00
04-102	hethr2.2	t0021037	Matthew Brooks	1,695.00	80.00	1,615.00	0.00	1,615.00	-600.00	0.00	1,015.00	1,064.50	0.00	550.50	-1,064.50
04-103	cypre3.2	end00035	Christopher	1,885.00	-75.00	1,960.00	0.00	1,960.00	0.00	0.00	1,960.00	1,960.00	0.00	0.00	0.00
04-104	hethr2.2	end00036	Erpenbach Jolita Martinkute	1,695.00	211.00	1,484.00	0.00	1,484.00	0.00	0.00	1,484.00	1,484.00	0.00	0.00	0.00
04-105	cypre3.2	t0020999	Carmen Nickels	1,960.00	190.00	1,770.00	0.00	1,770.00	0.00	0.00	1,770.00	1,770.00	0.00	0.00	0.00
05-101	cypre3.2	VACANT	VACANT	1,960.00	0.00	1,960.00	1,960.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0,00
05-102	hethr2.2	end00039	Michael Wallman	1,620.00	83.00	1,537.00	0.00	1,537.00	0.00	0.00	1,537.00	0.00	0.00	1,537.00	0.00
05-104	cypre3.2	end00040	Robin Ernest	1,885.00	-121.00	2,006.00	0.00	2,006.00	0.00	0.00	2,006.00	2,006.00	0.00	0.00	0.00

Thursday March 13, 2014

Property Unit	Unit Type	Resident Code	Resident Name	Market Rent	Loss/Gain to Lease	Potential Rent	Vacancy	Actual Rent Charge	Con- cession	Write Off	Rental Income	Receipts: Curr Mon Rent Chrg	Receipts: Previous Rent Chrg	Delin- quency	Prepays
06-101	cypre3.2	t0016903	Warren Stell	1,960.00	150.00	1,810.00	0.00	1,810.00	0.00	0.00	1,810.00	1,810.00	0.00	0.00	0.00
06-102	hethr2.2	end00042	Colin Turney	1,620.00	0.00	1,620.00	-14.00	1,634.00	0.00	0.00	1,634.00	1,634.00	0.00	0.00	0.00
06-103	cypre3.2	t0019690	RonimarieApruebo	1,960.00	86.00	1,874.00	0.00	1,874.00	0.00	0.00	1,874.00	1,854.00	0.00	20.00	0.00
06-104	hethr2.2	t0017775	Angela Stringham	1,695.00	20.00	1,675.00	0.00	1,675.00	0.00	0.00	1,675.00	1,675.00	0.00	0.00	0.00
06-105	cypre3.2	end00045	Vincent Yenko	1,885.00	184.00	1,701.00	0.00	1,701.00	0.00	0.00	1,701.00	1,701.00	0.00	0.00	0.00
07-101	cypre3.2	t0017565	Heath Jennings	1,960.00	10.00	1,950.00	0.00	1,950.00	0.00	0.00	1,950.00	1,950.00	0.00	0.00	0.00
07-102	hethr2.2	end00047	Sadie Williams	1,620.00	161.00	1,459.00	0.00	1,459.00	0.00	0.00	1,459.00	1,459.00	0.00	0.00	0.00
07-103	hethr2.2	t0016646	Arielle Nicholson	1,695.00	105.00	1,590.00	0.00	1,590.00	0.00	0.00	1,590.00	1,590.00	0.00	0.00	0.00
07-104	cypre3.2	VACANT	VACANT	1,960.00	0.00	1,960.00	1,739.00	221.00	0.00	0.00	221.00	221.00	0.00	0.00	-117.39
08-101	laurl1.1	end00050	Kristen Sedig	1,275.00	75.00	1,200.00	0.00	1,200.00	0.00	0.00	1,200.00	1,200.00	0.00	0.00	0.00
08-102	laurl1.1	end00015	Jacob Koch	1,275.00	0.00	1,275.00	0.00	1,275.00	0.00	0.00	1,275.00	1,275.00	0.00	0.00	5.00
08-103	laurl1.1	t0017329	Micheal Morgan	1,275.00	-5.00	1,280.00	0.00	1,280.00	0.00	0.00	1,280.00	1,280.00	0.00	0.00	0.00
08-104	laurl1.1	end00053	Julia Lynn	1,200.00	-50.00	1,250.00	0.00	1,250.00	0.00	0.00	1,250.00	1,250.00	0.00	0.00	0.00
08-201	mgnla3.2	end00170	Sally (Lynn) Hogan	1,800.00	-135.00	1,935.00	0.00	1,935.00	0.00	0.00	1,935.00	1,935.00	0.00	0.00	0.00
08-202	alamd2.2	end00055	Janna Souvorova	1,800.00	300.00	1,500.00	0.00	1,500.00	0.00	0.00	1,500.00	1,500.00	0.00	0.00	-1.00
08-203	alamd2.2	t0020449	Cathy Biron	1,800.00	105.00	1,695.00	0.00	1,695.00	0.00	0.00	1,695.00	1,695.00	0.00	0.00	0.00
08-204	mgnla3.2	t0020474	Tatiana Balashova	1,800.00	0.00	1,800.00	0.00	1,800.00	0.00	0.00	1,800.00	1,800.00	0.00	0.00	0.00
09-101	laurl1.1	t0016386	Kelly MacDonald	1,275.00	65.00	1,210.00	0.00	1,210.00	0.00	0.00	1,210.00	1,210.00	0.00	0.00	0.00
09-102	laurl1.1	end00194	Chiamaka Iheme	1,275.00	65.00	1,210.00	0.00	1,210.00	0.00	0.00	1,210.00	1,210.00	0.00	0.00	-1,220.00
09-103	laurl1.1	t0014057	Barbara Gardner	1,275.00	65.00	1,210.00	0.00	1,210.00	0.00	0.00	1,210.00	1,210.00	0.00	0.00	0.00
09-201	mgnla3.2	t0020001	Shaun koby	1,800.00	35.00	1,765.00	0.00	1,765.00	0.00	0.00	1,765.00	1,765.00	0.00	0.00	0.00
09-202	alamd2.2	t0015171	Brianna Bladen	1,800.00	0.00	1,800.00	0.00	1,800.00	0.00	0.00	1,800.00	1,800.00	0.00	0.00	0.00
09-203	mgnla3.2	t0020254	Maria Zankl	1,800.00	-40.00	1,840.00	0.00	1,840.00	0.00	0.00	1,840.00	1,840.00	0.00	0.00	0.00
10-101	tulip1.1	t0020746	Rebecca Loyd	1,240.00	-25.00	1,265.00	0.00	1,265.00	0.00	0.00	1,265.00	1,265.00	0.00	0.00	0.00
10-102	hibsc2.2	end00067	Daniel Whitman	1,400.00	-28.00	1,428.00	0.00	1,428.00	0.00	0.00	1,428.00	1,428.00	0.00	0.00	0.00
10-103	azala2.2	end00068	Tascha Campbell	1,480.00	0.00	1,480.00	0.00	1,480.00	0.00	0.00	1,480.00	1,480.00	0.00	0.00	0.00
10-104	grden1.1	t0014811	Zach Barr	1,330.00	75.00	1,255.00	-19.00	1,274.00	0.00	0.00	1,274.00	1,274.00	0.00	0.00	0.00
10-201	gingr1.1	end00070	Chana Wyble	1,330.00	-27.00	1,357.00	0.00	1,357.00	0.00	0.00	1,357.00	1,357.00	0.00	0.00	0.00
10-202	redbd2.2	end00071	Ryan Dailey	1,630.00	49.00	1,581.00	15.00	1,566.00	0.00	0.00	1,566.00	1,566.00	0.00	0.00	15.00
10-203	anise2.2	end00083	Francois Cahagne	1,735.00	60.00	1,675.00	0.00	1,675.00	0.00	0.00	1,675.00	1,675.00	0.00	0.00	0.00
10-204	junpr1.1	t0016551	Vladimir Pech	1,475.00	65.00	1,410.00	0.00	1,410.00	0.00	0.00	1,410.00	1,410.00	0.00	0.00	0.00
11-102	hibsc2.2	t0016253	Yanira Stack	1,475.00	90.00	1,385.00	0.00	1,385.00	0.00	0.00	1,385.00	1,385.00	0.00	0.00	0.00
11-103	azala2.2	t0014013	Judy Erickson	1,480.00	-52.00	1,532.00	0.00	1,532.00	0.00	0.00	1,532.00	1,532.00	-1,391.64	0.00	1,401.64
11-104	grden1.1	t0015813	Jenna Rashbaum	1,330.00	50.00	1,280.00	0.00	1,280.00	0.00	0.00	1,280.00	1,280.00	0.00	0.00	0.00
11-201	gingr1.1	end00077	Andrea Defaria	1,330.00	-50.00	1,380.00	0.00	1,380.00	0.00	0.00	1,380.00	1,380.00	0.00	0.00	0.00
11-202	redbd2.2	t0016631	Joanne Houstoun	1,680.00	105.00	1,575.00	0.00	1,575.00	0.00	0.00	1,575.00	1,575.00	0.00	0.00	0.00
11-203	anise2.2	t0017282	Lavonne McKeown	1,735.00	20.00	1,715.00	0.00	1,715.00	0.00	0.00	1,715.00	1,715.00	0.00	0.00	0.00
11-204	junpr1.1	t0015057	Gregory Haley	1,475.00	-52.00	1,527.00	0.00	1,527.00	0.00	0.00	1,527.00	1,527.00	0.00	0.00	0.00
11-205	lily1.1	end00081	Jennifer Wood	975.00	-20.00	995.00	0.00	995.00	0.00	0.00	995.00	995.00	0.00	0.00	10.00
12-102	hethr2.2	t0016962	Danielle Mcclellan	1,695.00	75.00	1,620.00	0.00	1,620.00	0.00	0.00	1,620.00	1,620.00	0.00	0.00	20.00
13-101	chtnt4.2	t0019285	Sally Hogshead	2,350.00	35.00	2,315.00	0.00	2,315.00	0.00	0.00	2,315.00	2,315.00	0.00	0.00	0.00
13-102	brdfd3.2	t0014912	Paul Loht	2,260.00	-84.00	2,344.00	0.00	2,344.00	0.00	0.00	2,344.00	2,344.00	0.00	0.00	0.00
14-101	cypre3.2	t0019216	Robin Shelby	1,960.00	110.00	1,850.00	0.00	1,850.00	0.00	0.00	1,850.00	1,850.00	0.00	0.00	0.00
14-102	hethr2.2	t0014588	Derrick Owens	1,695.00	105.00	1,590.00	0.00	1,590.00	0.00	0.00	1,590.00	1,590.00	0.00	0.00	0.00
14-103	cypre3.2	t0016968	Ligela Damaso	1,960.00	150.00	1,810.00	0.00	1,810.00	0.00	0.00	1,810.00	1,810.00	0.00	0.00	0.00

Gross Potential Rent	Thursday, March 13, 2014

Page: 3

Property Unit	Unit Type	Resident Code	Resident Name	Market Rent	Loss/Gain to Lease	Potential Rent	Vacancy	Actual Rent Charge	con cession	Write Off	Rental Income	Receipts: Curr Mon Rent Chrg	Receipts: Previous Rent Chrg	Defin- quency-	Prepays
15-101	cypre3.2	end00089	Susanna Lewis	1,385.00	0.00	1,885.00	0.00	1,885.00	0.00	0.00	1,885.00	1,885.00	0.00	0.00	0.00
15-102	hethr2.2	t0019681	Julie Broughton	1,695.00	-65.00	1,760.00	0.00	1,760.00	0.00	0.00	1,760.00	1,760.00	0.00	0.00	0.00
15-103	cypre3.2	t0019278	Jose Pinon	1,960.00	140.00	1,820.00	0.00	1,820.00	0.00	0.00	1,820.00	1,820.00	0.00	0.00	0.00
16-101	chtnt4.2	t0019999	Omar Quddus	2,350.00	-105.00	2,455.00	0.00	2,455.00	0.00	0.00	2,455.00	2,455.00	0.00	0.00	0.00
17-101	hethr2.2	end00093	Katherine St John	1,620.00	64.00	1,556.00	0.00	1,556.00	0.00	0.00	1,556.00	1,556.00	0.00	0.00	0.00
18-102	hibsc2.2	t0020057	Marley Jackman	1,475.00	80.00	1,395.00	0.00	1,395.00	0.00	0.00	1,395.00	1,395.00	0.00	0.00	0.00
18-103	azala2.2	t0020186	Sean Wood	1,555.00	56.00	1,499.00	0.00	1,499.00	0.00	0.00	1,499.00	1,499.00	0.00	0.00	10.00
18-104	gnden1.1	t0018130	Mary Zebel	1,330.00	20.00	1,310.00	0.00	1,310.00	0.00	0.00	1,310.00	1,310.00	0.00	0.00	0.00
18-201	glngr1.1	t0020734	Susan Harris	1,405.00	30.00	1,375.00	0.00	1,375.00	-500.00	0.00	875.00	888.00	0.00	487.00	-888.00
18-202	redbd2.2	t0018634	Courtney Katsiaficas	1,630.00	-5.00	1,635.00	0.00	1,635.00	0.00	0.00	1,635.00	1,635.00	0.00	0.00	0.00
18-203	anise2.2	t0020690	Veronica Bremer	1,735.00	81.00	1,654.00	0.00	1,654.00	-1,654.00	0.00	0.00	1,654.00	0.00	0.00	0.00
18-204	junpr1.1	t0019641	Katherine Kolacki	1,475.00	90.00	1,385.00	0.00	1,385.00	0.00	0.00	1,385.00	1,385.00	0.00	0.00	0.00
18-205	lily1.1	t0017780	Somer Spencer	1,025.00	-35.00	1,060.00	0.00	1,060.00	0.00	0.00	1,060.00	1,060.00	0.00	0.00	0.00
19-101	tulip1.1	VACANT	VACANT	1,240.00	0.00	1,340.00	1,240.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
19-102	hibsc2.2	end00103	Caryna Zamora	1,400.00	40.00	1,360.00	0.00	1,360.00	0.00	0.00	1,360.00	1,360.00	0.00	0.00	-1,360.00
19-103	azala2.2	t0014225	Kelsie Fatino	1,430.00	-52.00	1,532.00	0.00	1,532.00	0.00	0.00	1,532.00	1,532.00	0.00	0.00	0.00
19-104	grden1.1	end00105	Candice Mulligan	1,255.00	-25.00	1,280.00	0.00	1,280.00	0.00	0.00	1,280.00	1,280.00	0.00	0.00	5.00
19-201	gingr1.1	t0018304	Donna King	1,380.00	30.00	1,350.00	0.00	1,350.00	-250.00	0.00	1,100.00	1,350.00	0.00	0.00	0.00
19-202	redbd2.2	t0020978	Jamel Ready	1,680.00	80.00	1,600.00	0.00	1,600.00	0.00	0.00	1,600.00	1,600.00	0.00	0.00	25.00
19-203	anise2.2	t0013911	William Matheny	1,685.00	0.00	1,685.00	0.00	1,685.00	0.00	0.00	1,685.00	0.00	0.00	1,685.00	0.00
19-204	junpr1.1	t0020455	Shaira Oruz	1,475.00	90.00	1,385.00	0.00	1,385.00	-1,242.00	0.00	143.00	553.00	0.00	832.00	-553.00
19-205	lily1.1	t0016331	Alan Singer	1,025.00	75.00	950.00	0.00	950.00	0.00	0.00	950.00	950.00	0.00	0.00	0.00
20-101	laurl1.1	end00110	Heather Baronet	1,275.00	15.00	1,260.00	0.00	1,260.00	-100.00	0.00	1,160.00	1,260.00	110.00	0.00	0.00
20-102	laurl1.1	end00111	Sara Christovich	1,200.00	-75.00	1,375.00	0.00	1,275.00	0.00	0.00	1,275.00	1,275.00	0.00	0.00	0.00
20-201	mgnla3.2	VACANT	VACANT	1,800.00	0.00	1,800.00	26.00	1,774.00	0.00	0.00	1,774.00	903.00	0.00	871.00	0.00
20-202	alamd2.2	t0015565	Angela Duerden	1,800.00	-65.00	1,865.00	0.00	1,865.00	0.00	0.00	1,865.00	1,865.00	0.00	0.00	0.00
20-203	mgnla3.2	end00125	Colln Watts	1,750.00	-38.00	1,788.00	0.00	1,788.00	0.00	0.00	1,788.00	1,788.00	0.00	0.00	0.00
21-101	laurl1.1	end00115	Patrick Aldridge	1,200.00	0.00	1,200.00	0.00	1,200.00	0.00	0.00	1,200.00	1,200.00	0.00	0.00	0.00
21-102	laurl1.1	t0018405	Christina Munkberg	1,200.00	-60.00	1,260.00	0.00	1,260.00	0.00	0.00	1,260.00	1,260.00	0.00	0.00	0.00
21-103	laurl1.1	t0015538	Gina Jacobs	1,375.00	0.00	1,275.00	0.00	1,275.00	0.00	0.00	1,275.00	1,275.00	0.00	0.00	0.00
21-104	laurl1.1	t0016107	John Geddis	1,375.00	60.00	1,215.00	0.00	1,215.00	0.00	0.00	1,215.00	1,215.00	0.00	0.00	0.00
21-105	laurl1.1	t0018439	Stephanie D'Ercole	1,275.00	15.00	1,360.00	0.00	1,360.00	0.00	0.00	1,260.00	1,260.00	0.00	0.00	0.00
21-201	mgnla3.2	end00120	Hyndi Khornutetsky	1,750.00	-60.00	1,810.00	0.00	1,810.00	0.00	0.00	1,810.00	1,730.00	90.00	80.00	0.00
21-202	alamd2.2	end00121	Zach Schooler	1,800.00	237.00	1,563.00	0.00	1,563.00	0.00	0.00	1,563.00	1,522.00	0.00	41.00	0.00
21-203	alamd2.2	10019445	Wanda Lopez	1,750.00	40.00	1,710.00	0.00	1,710.00	0.00	0.00	1,710.00	1,710.00	0.00	0.00	0.00
21-204	alamd2.2	end00123	Savannah Worthington	1,750.00	0.00	1,750.00	0.00	1,750.00	0.00	0.00	1,750.00	1,750.00	0.00	0.00	115.00
21-205	mgnia3.2	t0013843	Marlbel Hernandez	1,750.00	-50.00	1,800.00	0.00	1,800.00	0.00	0.00	1,800.00	1,800.00	0.00	0.00	0.00
22-102	hibsc2.2	t0016174	Mark Siegel	1,475.00	1,35.00	1,340.00	0.00	1,340.00	0.00	0.00	1,340.00	1,340.00	0.00	0.00	0.00
22-103	azala2.2	t0016749	Subhash Mitra	1,555.00	90.00	1,465.00	0.00	1,465.00	0.00	0.00	1,465.00	1,465.00	0.00	0.00	0.00
22-104	grden1.1	end00129	Mia Wells	1,330.00	75.00	1,255.00	0.00	1,255.00	0.00	0.00	1,255.00	1,255.00	0.00	0.00	0.00
22-105	lily1.1	end00130	Taylor Finnell	975.00	-10.00	985.00	0.00	985.00	0.00	0.00	985.00	98500	0.00	0.00	0.00
22-201	gingr1.1	t0019864	Scott Schmidt	1,380.00	-35.00	1,415.00	137.00	1,278.00	0.00	0.00	1,278.00	1,278.00	0.00	0.00	638.00
22-203	anlse2.2	t0018235	Jack Talansky	1,735.00	186.00	1,549.00	0.00	1,549.00	0.00	0.00	1,549.00	1,549.00	0.00	0.00	0.00
22-204	junpr1.1	t0017671	Neslisah Torosdagli	1,475.00	10.00	1,465.00	0.00	1,465.00	0.00	0.00	1,465.00	1,465.00	0.00	0.00	0.00
22-205	illy1.1	t0018432	Pirooz Prizadeh	1,025.00	-10.00	1,035.00	0.00	1,035.00	0.00	0.00	1,035.00	1,035.00	0.00	0.00	0.00

Gross Potential Rent	Thursday, March 13, 2014

Page: 4

Property Unit	Unit Type	Resident Code	Resident Name	Market Rent	Loss/Gain to Lease	Potential Rent	Vacancy	Actual Rent Charge	Con- cession	Write Off	Rental Income	Receipts: Curr Mon Rent Chrg	Receipts: Previous Rent chrg	Defin- quency	Prepays
23-101	tulip1.1	end00080	Jenna Klareich	1,165.00	-75.00	1,240.00	0.00	1,240.00	0.00	0.00	1,240.00	1,240.00	0.00	0.00	0.00
23-102	hibsc2.2	t0018682	Daniel Martin	1,475.00	90.00	1,385.00	0.00	1,385.00	0.00	0.00	1,385.00	1,385.00	0.00	0.00	0.00
23-103	azala2.2	end00137	Korey Tayior	1,480.00	0.00	1,480.00	0.00	1,480.00	0.00	0.00	1,48000	1,480.00	0.00	0.00	0.00
23-104	grden1.1	t0016357	Nora Bujosa	1,330.00	90.00	1,240.00	0.00	1,240.00	0.00	0.00	1,240.00	1,240.00	0.00	0.00	0.00
23-105	lily1.1	t0020097	Ben Landers	1,050.00	0.00	1,050.00	0.00	1,050.00	0.00	0.00	1,050.00	1,050.00	0.00	0.00	0.00
23-201	gingr1.1	end00140	Katrina Laudeman	1,330.00	-351.00	1,681.00	58.00	1,623.00	0.00	0.00	1,623.00	1,623.00	0.00	0.00	1.00
23-202	redbd2.2	VACANT	VACANT	1,680.00	0.00	1,680.00	1,680.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
23-203	anise2.2	end00142	Juan Diego Recinos	1,735.00	5.00	1,730.00	0.00	1,730.00	-200.00	0.00	1,530.00	1,730.00	0.00	0.00	-1,740.00
23-204	junpr1.1	t0015820	Gustavo Lopera Guevara	1,475.00	-101.00	1,576.00	0.00	1,576.00	0.00	0.00	1,576.00	1,576.00	0.00	0.00	0.00
23-205	lily1.1	end00l44	Joseph Jones	1,025.00	1.00	1,024.00	0.00	1,024.00	0.00	0.00	1,024.00	1,024.00	0.00	0.00	0.00
24-101	tulip1.1	t0018307	Luis Negron	1,240.00	30.00	1,210.00	0.00	1,210.00	0.00	0.00	1,210.00	1,210.00	0.00	0.00	0.00
24-102	hibsc2.2	t0020706	Steven Royal	1,475.00	30.00	1,445.00	0.00	1,445.00	0.00	0.00	1,445.00	1,445.00	0.00	0.00	1.00
24-103	azala2.2	t0014372	Zoiemy Floyd	1,480.00	-40.00	1,520.00	0.00	1,520.00	-100.00	0.00	1,420.00	0.00	0.00	1,520.00	0.00
24-104	gredn1.1	end00149	Jessica Levy	1,255.00	0.00	1,255.00	0.00	1,255.00	0.00	0.00	1,255.00	1,255.00	0.00	0.00	0.00
24-105	lily1.1	end00150	Natalie Smith	975.00	-20.00	995.00	0.00	995.00	0.00	0.00	995.00	995.00	0.00	0.00	0.00
24-201	gingr1.1	end00151	Suzan Hochstetler	1,330.00	35.00	1,295.00	0.00	1,295.00	0.00	0.00	1,295.00	1,295.00	0.00	0.00	0.00
24-202	redbd2.2	end00153	William Fink	1,630.00	-33.00	1,663.00	0.00	1,663.00	0.00	0.00	1,663.00	1,663.00	0.00	0.00	0.00
24-203	arise2.2	end00154	Sommer Elis	1,685.00	-50.00	1,735.00	0.00	1,735.00	0.00	0.00	1,735.00	1,735.00	0.00	0.00	0.00
24-204	junpr1.1	t0019434	Raymond Templeton	1,475.00	125.00	1,350.00	0.00	1,350.00	0.00	0.00	1,350.00	1,350.00	0.00	0.00	0.00
24-205	lily1.1	end00156	Ross Schindler	975.00	0.00	975.00	0.00	975.00	0.00	0.00	975.00	975.00	0.00	0.00	0.00
25-101	cypre3.2	t0016464	Tony Marek	1,960.00	-80.00	2,040.00	0.00	2,040.00	0.00	0.00	2,040.00	2,040.00	0.00	0.00	0.00
25-102	hethr2.2	end00158	Faryda Krynitskaya	1,620.00	100,00	1,520.00	0.00	1,520.00	0.00	0.00	1,520.00	1,520.00	0.00	0.00	50.00
25-103	cypre3.2	end00159	Justin Davis	1,885.00	64.00	1,821.00	0.00	1,821.00	0.00	0.00	1,821.00	1,821.00	0.00	0.00	1.00
25-104	hethr2.2	t0015450	Joan Robertson	1,695.00	0.00	1,695.00	0.00	1,695.00	0.00	0.00	1,695.00	1,695.00	0.00	0.00	966.00
25-105	cypre3.2	VACANT	VACANT	1,960.00	0.00	1,960.00	1,960.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
26-101	laurl1.1	end00162	Karen Safcsak	1,200.00	-75.00	1,275.00	0.00	1,275.00	0.00	0.00	1,275.00	1,275.00	0.00	0.00	0.00
26-102	laurl1.1	t0014878	Sarah Florio	1,275.00	37.50	1,237.50	0.00	1,237.50	0.00	0.00	1,237.50	855.00	0.00	382.50	200.00
26-103	laurl1.1	t0019259	George Toth	1,275.00	25.00	1,350.00	0.00	1,250.00	0.00	0.00	1,250.00	1,250.00	0.00	0.00	0.00
26-201	mgnla3.2	t0018745	Robert Corson	1,800.00	-215.00	2,015.00	0.00	2,015.00	-1,008.00	0.00	1,007.00	2,015.00	0.00	0.00	0.00
26-202	alamd2.2	end00166	Maximillilano Arderius	1,750.00	-50.00	1,800.00	0.00	1,800.00	0.00	0.00	1,800.00	1,800.00	0.00	0.00	0.00
26-203	mgnla3.2	end00167	Kevin Bishop	1,750.00	-50.00	1,800.00	0.00	1,800.00	0.00	0.00	1,800.00	1,800.00	0.00	0.00	0.00
27-101	maple2.2	end00169	Rafael Ruiz	1,445.00	65.00	1,380.00	0.00	1,380.00	0.00	0.00	1,380.00	1,380.00	0.00	0.00	0.00
27-102	maple2.2	t0019225	James Hutcherson	1,445.00	75.00	1,370.00	0.00	1,370.00	0.00	0.00	1,370.00	1,370.00	0.00	0.00	0.00
27-104	holly1.1	end00171	Jerome Terrell	1,170.00	165.00	1,005.00	0.00	1,005.00	0.00	0.00	1,005.00	1,005.00	0.00	0.00	0.00
27-105	holly1.1	t0016931	Tina Figueroa	1,170.00	70.00	1,100.00	0.00	1,100.00	0.00	0.00	1,100.00	1,100.00	0.00	0.00	100.00
27-107	sago2.2	t0016419	Lillian Vides	1,525.00	80.00	1,445.00	0.00	1,445.00	0.00	0.00	1,445.00	1,445.00	0.00	0.00	0.00
27-109	jasmn2.2	t0014106	Haney Alvarez	1,325.00	5.00	1,320.00	0.00	1,320.00	0.00	0.00	1,320.00	1,320.00	0.00	0.00	0.00
27-201	maple2.2	end00175	Michele Wolfe	1,495.00	50.00	1,445.00	0.00	1,445.00	-200.00	0.00	1,245.00	1,445.00	0.00	0.00	0.00
27-202	maple2.2	end00176	Jillian Farber	1,445.00	-50.00	1,495.00	0.00	1,495.00	0.00	0.00	1,495.00	1,495.00	0.00	0.00	0.00
27-203	holly1.1	t0015597	Christine Spiker	1,145.00	20.00	1,125.00	-24.00	1,149.00	0.00	0.00	1,149.00	735.00	0.00	414.00	-735.00
27-204	holly1.1	end00178	Stuart Drahota	1,095.00	-50.00	1,145.00	0.00	1,145.00	0.00	0.00	1,145.00	1,145.00	0.00	0.00	0.00
27-205	holly1.1	end00179	Maria Diaz	1,145.00	-31.00	1,176.00	0.00	1,176.00	0.00	0.00	1,176.00	1,176.00	0.00	0.00	0.00
27-206	jasmn2.2	end00180	Kelly Hoyt	1,375.00	25.00	1,350.00	0.00	1,350.00	0.00	0.00	1,350.00	1,350.00	0.00	0.00	0.00
27-207	sago2.2	t0018036	Alida McIntosh	1,500.00	80.00	1,420.00	0.00	1,420.00	0.00	0.00	1,420.00	1,420.00	0.00	0.00	0.00
27-209	jasmn2.2	t0013708	Lorraine Jensen	1,325.00	-46.00	1,371.00	0.00	1,371.00	0.00	0.00	1,371.00	1,371.00	0.00	0.00	0.00

Gross Potential Rent	Thursday, March 13, 2014

Page: 5

												Receipts:	Receipts:
Property	Unit	Resident		Market	Loss/ Gain	Potential		Actual Rent	Con-		Rental	Curr Mon	Previous	Delin-
Unit	Type	Code	Resident Name	Rent	to Lease	Rent	Vacancy	Charge	cession	Write Off	Income	Rent Chrg	Stent Chrg	quency	Prepays
27-301	maple2.2	t0019080	Daniela Page	1,495.00	150.00	1,345.00	0.00	1,345.00	0.00	0.00	1,345.00	1,345.00	0.00	0.00	0.00
27-302	maple2.2	t0015613	Robin Kelly	1,495.00	140.00	1,355.00	0.00	1,355.00	0.00	0.00	1,355.00	1,355.00	0.00	0.00	-1,365.00
27-303	holly1.1	VACANT	VACANT	1,145.00	0.00	1,145.00	1,145.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
27-304	hollyl.1	t0017495	Kristen Pawlowskl	1,145.00	55.00	1,090.00	0.00	1,090.00	0.00	0.00	1,090.00	1,090.00	0.00	0.00	0.00
27-305	holly1.1	t0015848	Stacey Taylor	1,145.00	0.00	1,145.00	0.00	1,145.00	0.00	0.00	1,145.00	1,145.00	123.00	0.00	0.00
27-306	camla 2.2	t0018150	Molly Osmond	1,500.00	0.00	1,500.00	0.00	1,500.00	0.00	0.00	1,500.00	1,210.00	0.00	290.00	-1,210.00
27-307	sago2.2	t0019803	Brian Mirras	1,450.00	-84.00	1,534.00	0.00	1,534.00	0.00	0.00	1,534.00	1,534,00	0.00	0.00	-1,510.00
27-308	hwthr2.2	t0018155	Stephanie Everett	1,390.00	30.00	1,360.00	0.00	1,360.00	0.00	0.00	1,360.00	1,180.00	0.00	180.00	0.00
27-309	hwthr2.2	end00190	Jennifer Pazour	1,390.00	-95.00	1,485.00	0.00	1,485.00	0.00	0.00	1,485.00	1,485.00	0.00	0.00	-1,495.00
28-101	cypre3.2	end00191	Camille Cain	1,885.00	75.00	1,810.00	0.00	1,810.00	0.00	0.00	1,810.00	1,810.00	0.00	0.00	0.00
28-102	hethr2.2	end00192	Francisco Torres	1,620.00	20.00	1,600.00	0.00	1,600.00	0.00	0.00	1,600.00	1,600.00	0.00	0.00	0.00
28-103	hethr2.2	t0019342	Mary Gittess	1,695.00	-15.00	1,710.00	0.00	1,710.00	0.00	0.00	1,710.00	1,710.00	0.00	0.00	0.00
28-104	hethr2.2	t0015309	Brenda Troy	1,695.00	75.00	1,620.00	523.00	1,097.00	0.00	0.00	1,097.00	1,097.00	0.00	0.00	0.00
28-105	hethr2.2	t0017549	L Harrison Thayer	1,695.00	0.00	1,695.00	0.00	1,695.00	0.00	0.00	1,695.00	1,695.00	0.00	0.00	0.00
28-106	hethr2.2	t0020620	Bradford Zmrazek	1,695.00	10.00	1,685.00	0.00	1,685.00	0.00	0.00	1,685.00	1,685.00	0.00	0.00	-1,695.00
28-107	cypre3.2	t0016206	Karen Simmons	1,960.00	135.00	1,825.00	0.00	1,825.00	0.00	0.00	1,825.00	1,825.00	0.00	0.00	0.00
29-102	hethr2.2	t0018518	Larry Gies	1,695.00	15.00	1,680.00	0.00	1,680.00	0.00	0.00	1,680.00	1,680.00	0.00	0.00	0.00
29-103	hethr2.2	end00l98	Michael Orr	1,620.00	0.00	1,620.00	0.00	1,620.00	0.00	0.00	1,620.00	1,620.00	0.00	0.00	0.00
29-104	hethr2.2	t0017088	Michael Bragulla	1,695.00	75.00	1,620.00	0.00	1,620.00	0.00	0.00	1,620.00	1,620.00	0.00	0.00	0.00
29-105	hethr2.2	t0019749	Aisha Manon	1,695.00	-210.00	1,905.00	0.00	1,905.00	0.00	0.00	1,905.00	1,905.00	0.00	0.00	0.00
29-106	hethr2.2	end00201	Jasmin Baksh	1,695.00	30.00	1,665.00	0.00	1,665.00	0.00	0.00	1,665.00	1,665.00	0.00	0.00	0.00
29-107	cypre3.2	t0016254	Jason Teliszczak	1,960.00	160.00	1,800.00	0.00	1,800.00	0.00	0.00	1,800.00	1,800.00	0.00	0.00	0.00
410201	Enders at Baldwin Park			297,875.00	4,619.50	293,255.50	14,671.00	278,584.50	-6,054.00	0.00	272,530.50	266,985.50	-1,019.64	11,599.00	10,194.92

Non-Revenue Units

Model
02-104	holly1.1	1,095.00	1,095 00
02-107	sago2.2	1,525.00	1,525.00
Total Model		2,620.00	2,620.00
		300,495.00	295,875.50

Gross Potential Rent	Thursday, March 13,2014

Gross Potential Rent WEO II, LLC (410201w) As of Date: 03/13/2014 As of March: 03/2014	Page : 1

Property Unit	Unit Type	Resident Code	Resident Name	Market Rent	Loss/Gain to Lease	Potential Rent	Vacancy	Actual Rent Charge	Con- cession	Write Off	Rental Income	Receipts: Curr Mon Rent Chrg	Receipts: Previous Rent Chrg	Delin- quency	Prepays
410201w
10-205	a11_stu	VACANT	VACANT	1,025.00	0.00	1,025.00	1,025.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
11-101	a11	VACANT	VACANT	1,240.00	0.00	1,240.00	1,240.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
11-105	a11_stu	t0019714	Joseph Desetto	1,050.00	0.00	1,050.00	0.00	1,050.00	0.00	0.00	1,050.00	1,050.00	0.00	0.00	0.00
16-102	b32	t0018967	Mark Davidson	2,335.00	35.00	2,300.00	0.00	2,300.00	0.00	0.00	2,300.00	2,300.00	0.00	0.00	0.00
17-102	b22	VACANT	VACANT	1,695.00	0.00	1,695.00	1,695.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
18-101	a11	t0018904	Jessica Strauss	1,240.00	20.00	1,220.00	0.00	1,220.00	0.00	0.00	1,220.00	1,220.00	190.00	0.00	0.00
18-105	a11_stu	VACANT	VACANT	1,050.00	0.00	1,050.00	1,050.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
19-105	a11_stu	t0020335	Justin Hoffiman	1,050.00	100.00	950.00	0.00	950.00	0.00	0.00	950.00	950.00	0.00	0.00	950.00
2-103	a11	t0019940	Jeffrey Dailey	1,170.00	180.00	990.00	0.00	990.00	0.00	0.00	990.00	990.00	0.00	0.00	0.00
2-108	a22	t0018604	Alex Sato	1,400.00	100.00	1,300.00	1,300.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2-206	a22	t0019987	Sharon Richardson	1,425.00	375.00	1,050.00	0.00	1,050.00	0.00	0.00	1,050.00	1,050.00	0.00	0.00	0.00
20-103	b11	t0020345	Martin Dickinson	1,275.00	-125.00	1,400.00	0.00	1,400.00	0.00	0.00	1,400.00	1,400.00	0.00	0.00	0.00
22-101	a11	t0020465	Dimitar Kovachev	1,240.00	-110.00	1,350.00	0.00	1,350.00	-1,350.00	0.00	0.00	0.00	0.00	1,350.00	0.00
27-103	a11	t0020540	Gavin Cambre	1,170.00	145.00	1,025.00	0.00	1,025.00	0.00	0.00	1,025.00	1,025.00	0.00	0.00	0.00
27-106	a22	t0020042	John Calhoun	1,450.00	240.00	1,210.00	0.00	1,210.00	0.00	0.00	1,210.00	1,210.00	0.00	0.00	0.00
27-208	a22	t0019974	Executive Corporate	1,375.00	0.00	1,375.00	0.00	1,375.00	0.00	0.00	1,375.00	1,375.00	0.00	0.00	0.00
29-101	a32	t0020340	Joaquin Brignoni	1,960.00	100.00	1,860.00	0.00	1,860.00	0.00	0.00	1,860.00	1,860.00	0.00	0.00	0.00
5-103	b22	VACANT	VACANT	1,695.00	0.00	1,695.00	1,695.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
410201w	WEO II, LLC			24,845.00	1,060.00	23,785.00	8,005.00	15,780.00	-1,350.00	0.00	14,430.00	14,430.00	190.00	1,350.00	950.00

Non-Revenue Units

Total
	24,845.00	23,785.00

Thursday, March 13, 2014

Enders at Baldwin Park (410201)

Income Statement (12 months)

Period = Jan 2014-Apr 2014

Book = Accrual,GAAP; Tree = enders_is

		Jan 2014	Feb 2014	Mar 2014	Apr 2014	Total
4000000	Revenues

4010000	Rental Revenues
4010100	Rent Potential
4010601	Market rent potential	300,020	300,495	300,495	316,030	1,217,040
4010602	Loss to lease	-4.268	-5,176	-4,856	-5,087	-19,386
4010699	Total Rent Potential	295,752	295,320	295,639	310,943	1,197,654

4010200	Adjustments to Rent
4010603	Vacancy loss	-21,984	-18,278	-11,558	-20,772	-72,593
4010604	Employee rent allowance	-300	-300	-300	-300	-1,200
4010606	Rental concessions	-1,408	-4,980	-7,076	-3,172	-16,636
4010617	Model Units	-2,620	-2,620	-2,620	-2,620	-10,480
4010200	Total Adjustments to Rent	-26,312	-26,178	-21,554	-26,864	-100,909

4010999	Total Rental Revenues	269,440	269,141	274,085	284,079	1,096,745

4030200	Bad Debt
4030201	Bad debt expense	211	41	-2,482	2,250	20
4030299	Total Bad Debt	211	41	-2,482	2,250	20

4040100	Other Property Revenue
4040102	Resid. - Guest suite	0	0	0	100	100
4040105	Resid. - NSF fees	200	-100	0	200	300
4040107	Resid. - Application fee	1,050	850	950	1,225	4,075
4040108	Resid. - Pet fee	1,850	2,000	800	1,200	5,850
4040109	Resid. - Tenant damage	888	195	0	300	1,383
4040110	Resid. - Liquidated Damages	2,001	0	0	5,863	7,864
4040113	Resid. - other income	0	825	748	362	1,936
4040114	Resid. - month to month	884	607	758	705	2,954
4040116	Resid. - redecorating fee	4,000	2,900	4,400	4,700	16,000
4040117	Resid. - term. tenant inc	-698	3,542	160	486	3,490
4040118	Resid. - storage fees	375	325	325	325	1,350
4040119	Resid. - late fees	1,000	1,095	1,457	1,419	4,971
4040127	Resid. - Garage	1,003	999	1,349	1,201	4,552
4040130	Other Income Concessions	-850	-3,300	-3,050	-3,250	-10,450
4040199	Total Other Property Revenue	11,703	9,938	7,897	14,837	44,375

4900000	Total Revenues	281,354	279,120	279,499	301,166	1,141,140

5000000	Expenses

5100100	Payroll and Related
5101501	Other labor costs - int	0	103	31	0	134
5101601	Payroll - resid. manager	4,307	3,745	3,932	4,120	16,104
5101602	Payroll - resid. ast. mgr	2,399	2,092	2,563	2,514	9,568
5101603	Payroll - resid. leasing	182	2,754	922	-605	3,253
5101605	Payroll - resid. bonuses	925	890	720	725	3,260

Thursday May 22, 2014
03:32 PM

Enders at Baldwin Park (410201)

Income Statement (12 months)

Period = Jan 2014-Apr 2014

Book = Accrual,GAAP; Tree = enders_is

		Jan 2014	Feb 2014	Mar 2014	Apr 2014	Total
5101607	Payroll - mainten. staff	2,893	2,434	2,573	2,813	10,712
5101608	Payroll - groundsperson	2,758	2,300	2,453	2,603	10,115
5101612	Pay tax/ben. - resident.	2,966	2,690	2,141	1,393	9,191
5101613	Education - residential	59	58	58	57	233
5101615	Payroll Benefits	2,530	2,173	2,259	2,294	9,257
5101618	Temporary - Leasing	0	0	370	152	521
5101701	Payroll Reimbursement Acc	-5,021	-5,243	-5,117	-4,938	-20,319
5101799	Total Payroll and Related	13,999	13,998	12,906	11,127	52,029

5210000	Landscaping
5210209	Landscaping cont- ext	0	0	0	1,600	1,600
5210000	Total Landscaping	0	0	0	1,600	1,600

5210300	Utilities	0	0	0	745	745
5210119	Rubbish removal contract	-1,791	-1,893	-1,856	-1,850	-7,390
5210120	Rubbish Removal Reimb.	0	0	0	3,813	3,813
5230101	Electricity	938	-87	590	710	2,151
5230111	Electricity - Vacant	-163	-507	-67	-711	-1,448
5230114	Reimbursable utilities	-1,017	-2,486	-1,333	2,707	-2,129
	Total Utilities

5210400	Redecorating
5210401	Turnover - Painting	1,245	4,130	1,177	1,610	8,162
5210402	Turnover - carpet clean	400	75	250	235	960
5210403	Turnover - paint supplies	2,391	1,985	0	1,485	5,861
5210405	Turnover - cleaning	2,340	1,300	795	825	5,260
5210406	Turnover - clean supplies	0	0	0	13	13
5210407	Turnover - misc. repairs	90	0	0	0	90
5210408	Turnover - other	173	649	0	540	1,362
5210400	Total Redecorating	6,639	8,139	2,222	4,707	21,708

5210100	Repairs and Maintenance
5210101	Cleaning contract	340	530	225	-60	1,035
5210102	Cleaning supplies	0	168	0	0	168
5210105	HVAC maint. contract	0	300	0	0	300
5210106	HVAC repair and maint.	432	144	702	776	2,052
5210111	Electrical RandM - int	95	0	0	0	95
5210112	Electrical sup. - int	76	346	217	439	1,078
5210114	Plumbing supplies - int	162	498	59	136	855
5210117	Extermin. contract - int	0	0	0	132	132
5210127	Fire prot serv contract	0	0	0	293	293
5210130	Doors and glass RandM - int	91	138	0	5	234
5210135	Misc. RandM - int	0	325	0	0	325
5210136	Misc. RandM supplies	0	250	30	113	392
5210143	Locksmith and hardware	0	118	22	92	232
5210153	Appliance supplies	172	654	0	376	1,203
5210219	Parking garage RandM	885	0	435	125	1,445
5210100	Total Repairs and Maintenance	2,253	3,471	1,689	2,426	9,840

Thursday May 22, 2014
03:32 PM

Enders at Baldwin Park (410201)

Income Statement (12 months)

Period = Jan 2014-Apr 2014

Book = Accrual,GAAP; Tree = enders_is

		Jan 2014	Feb 2014	Mar 2014	Apr 2014	Total
5250100	Marketing
5250102	Promotion	77	166	487	23	752
5250105	Special programs	0	-27	0	0	-27
5250112	Internet Infrastructure	867	0	1,888	327	3,082
5250113	Model apartments	0	0	0	390	390
5250114	Apartment guides	1,732	1,617	1,617	1,617	6,583
5250115	Internet	2,531	749	1,174	1,428	5,882
5250118	Mktg resident. retention	36	0	0	0	36
5250120	Mktg - furniture rental	192	233	0	0	425
5250122	Locator fees	1,500	1,500	0	700	3,700
5250100	Total Marketing	6,935	4,238	5,166	4,485	20,824

5260100	General and Administrative
5260101	Office expense	264	234	95	75	668
5260102	Office supplies and equip	100	91	266	0	457
5260103	Telephone	0	0	0	256	256
5260104	Postage/freight/delivery	186	181	207	120	693
5260109	Credit reports	23	395	504	321	1,244
5260110	Answering service	783	783	92	790	2,449
5260112	Copier expense	0	0	0	283	283
5260201	Memberships/Dues/Sub.	11,533	17,120	11,968	7,648	48,269
5260203	Licenses and permits	0	180	0	0	180
5260204	Association fees	31,616	31,616	32,815	32,515	128,563
5260301	Travel and entertainment	192	29	0	58	279
5260303	Meals Expense	60	0	0	0	60
5260601	MIS expenses	1,647	1,373	1,442	1,434	5,896
5260701	Bank charges	459	398	514	482	1,852
5260707	Common Area Reimbursable	-45	-45	-45	-45	-180
5260100	Total General and Administrative	46,818	52,355	47,859	43,938	190,970

5269999	Total Expenses	75,626	79,715	68,509	70,991	294,842

	Controllable Net Operating Income	205,728	199,405	210,990	230,175	846,298

5600000	Non Controllable Expense

5280900	Management Fee
5280901	Property management fee	9,681	9,889	9,044	10,136	38,750
5280902	Prop Mgmt Fees - Incentive fees	0	0	3,213	0	3,213
5280900	Total Management Fees	9,681	9,889	12,257	10,136	41,963

5240100	Insurance
5240101	Insurance exp - property	5,077	5,077	5,077	5,132	20,364
5240102	Insurance exp - liab.	979	979	979	990	3,928
5240103	Insurance exp - other	1,401	-104	648	655	2,600
5240100	Total Insurance	7,458	5,952	6,705	6,778	26,892

Thursday May 22, 2014
03:32 PM

Enders at Baldwin Park (410201)

Income Statement (12 months)

Period = Jan 2014-Apr 2014

Book = Accrual,GAAP Tree = enders_is

		Jan 2014	Feb 2014	Mar 2014	Apr 2014	Total
5501000	Property Taxes
5010101	Real estate tax expense	46,826	46,608	46,608	46,608	186,650
6020202	Personal property tax	189	189	189	189	756
5501000	Total Property Taxes	47,015	46,797	46,797	46,797	187,406

5600000	Total Non Controllable Expense	64,154	62,638	65,759	63,711	256,261

	Net Operating Income	141,575	136,767	145,231	166,464	590,037

6000000	Non-Operating Expense

6000000	Professional Fees
5280101	Legal	150	0	7,213	1,731	9,094
5280204	Tax preparation fees	420	420	420	420	1,680
6001000	Total Professional Fees	570	420	7,633	2,151	10,774

6020200	Condominium Related
6050107	Tax Fees	0	0	0	1,210	1,210
6020200	Total Condominium Related	0	0	0	1,210	1,210

8100100	Interest Expense
8100101	Mortgage int exp - first	59,826	54,036	59,826	57,896	231,583
8100100	Total Interest Expense	59,826	54,036	59,826	57,896	231,583

	Total Non-Operating Expense	60,396	54,456	67,459	61,256	243,567

	Net Income	81,179	82,311	77,773	105,208	346,470

1800000	Capital

1080800	FF & E
1080802	Office equipment	719	0	0	0	719
1081305	Res BI - HVAC replace	0	0	617	3,182	3,799
1081306	Res BI - carpet replace	7,037	12,199	5,717	4,987	29,939
1081309	Res BI - appliance repic.	341	1,210	3,041	330	4,922
1081313	Res BI - plumbing	458	0	0	0	458
1080800	Total FF & E	8,554	13,408	9,374	8,499	39,836

	Total Capital	8,554	13,408	9,374	8,499	39,836

	CASH FLOW FROM RECURRING OPERATIONS	72,625	68,902	68,398	96,709	306,634

1090000	Renovations & Other Non-Recurring Capital

Thursday May 22, 2014
03:32 PM

Enders at Baldwin Park (410201)

Income Statement (12 months)

Period = Jan 2014-Apr 2014

Book = Accrual,GAAP; Tree = enders_is

		Jan 2014	Feb 2014	Mar 2014	Apr 2014	Total
1090100	Exterior Renovations
1090114	Start Up Costs	2,121	0	0	0	2,121
1090100	Total Exterior Renovations	2,121	0	0	0	2,121

1090200	Unit Renovations
1090201	Vinyl/Floors	5,160	9,095	4,477	0	18,731
1090204	Lighting	1,432	5,037	4,780	0	11,249
1090205	Appliances	268	1,515	5,728	0	7,510
1090206	Other	3,979	8,808	10,860	2,087	25,734
1090207	Payroll - Site Work	5,245	4,292	4,224	4,406	18,168
1090200	Total Unit Renovations	16,083	28,747	30,069	6,493	81,392

1090300	Other Non-Recurring Capital
1090309	Other	363	0	0	0	363
1090300	Total Other Non-Recurring Capital	363	0	0	0	363

1090599	Total Renovations & Other Non-Recurring Capital	18,567	28,747	38,069	6,493	83,876

	NET CASH FLOW	54,058	40,155	38,330	90,215	222,758

Thursday May 22, 2014
03:32 PM

Exhibit H

WEO II INFORMATION

[ATTACHED ON FOLLOWING PAGES]

		$5,025,000

Capital Call 10/29/2013	45%	$2,261,250
Capital Call 2/24/2014	40%	$2,010,000	Estimate as of May 14, 2014
	85%	$4,271,250

		CASH FLOW NET OF	13.00%
		EXPENSES	Accrual	PREF
10/29/13	Capital Call 1	(2,261,250)	(2,261,250)
02/24/14	Capital Call 2	(2,010,000)	(2,010,000)
03/31/14	Distributions	0	0
05/30/14	TOTAL SALE	$4,271,250	$4,503,382	$232,132,26

XIRR		0.00%	13.00%

				$118,387.45 Paid by JV/Bluerock
				$113,744.81 Paid by Waypoint

ENDERS - CONDO CLOSINGS

Closing Date	[Illegible]	Purchase Price	Apprised value	Due from Buyer @ Closing		Adjustments	Adjusted Total		As per [Illegible] Book		[Illegible]
12/20/13	[Illegible]	115,000		[Illegible]			119,689.09	2-103	#VALUE		#VALUE
8/20/13	2-108	165,000		172,685.26			172,698.20	2-100	#VALUE		#VALUE
12/20/13	2-206	185,000		194,317.52			194,317.52	2-206	#VALUE		#VALUE
3/2/14	5-103	200,000		243,477.43			249,477.43	5-103	#VALUE		#VALUE
12/17/13	10-206	[Illegible]		100,215.21			100,215.21	10-205	#VALUE		#VALUE
2/20/14	11-101	148,000		170,118.94			170,116.94	11-101	#VALUE		#VALUE
8/15/13	11-105	85,000		88,533.98			88,533.88	11-105	#VALUE		#VALUE
9/30/13	16-102	[Illegible]		265,722.31			265,722.31	16-102	#VALUE		#VALUE
2/28/14	17-102	210,000		223,614.15			223,614.15	17-102	#VALUE		#VALUE
[Illegible]	18-101	130,000		[Illegible]		10,000.00	145,797.41	18-101	#VALUE		#VALUE	Moving Exp
2/20/14	18-105	120,000		136.675.43			136,675.43	18-105	#VALUE		#VALUE
12/16/13	19-105	[Illegible]		106.735.19			106,736.19	19-105	#VALUE		#VALUE
1/16/14	22-101	148,500		156,245.08		6,500.00	102,745.08	22-101	#VALUE		#VALUE	Moving Exp
12/20/13	27-103	125,000		131,430.25		7,500.00	138,939.25	27-103	#VALUE		#VALUE	Moving Exp
12/16/13	27-106	178,980		188,266.34			[Illegible]	27-106	#VALUE		#VALUE
12/16/13	[Illegible]	244,795		256,486.40			256,486.40	28-101	#VALUE		#VALUE
				[Illegible]			2,721,131.00

Option Closings / Payments											3020.83
12/20/13	20-103			3,028.83	Option Closing		3,028.83	20-103			#VALUE
[Illegible]	20-103			5,000.00	Option Payment		5,000.00	20-103	#VALUE		#VALUE
									#VALUE		[Illegible]
12/18/13	27-208			2,666.38	Option Closing		2,666.38	27-208			#VALUE
7/28/13	27-208			8,000.00	Option Payment		5,000.00	27-208	#VALUE		#VALUE
									#VALUE
8/28/13	12-101			5,000.00	Option Payment		5,000.00	[Illegible]	#VALUE		#VALUE
				20,635.22			20,696.22
											-
Lender Review [Illegible]				[Illegible]			25,000.00				-
Other Fees Paid				[Illegible]		(7.09)	478.91	Lender Review Fees	#VALUE		#VALUE
Credits for Rent and Security Dep				[Illegible]		(5,318.17)	8,760.00	[Illegible]	4,760.00		#VALUE
									#VALUE	5760	-	Non-Cash Entry
Total Paid prior to Termination				2,757,390.39			2,176,055.13		2,776,089.13

											#VALUE

									[Illegible]

								closing stmt	other payments			total paid		liabilites	[Illegible]
Termination Plan
4/14/14	20-103		127,000.00	Appraised Value		127,000.00		257,000.00				287,000.00
4/14/14	27-208		160,000.00	Appraised Value		160,000.00		668,000.00				668,000.00
4/14/14	12-101		200,000.00	Appraised Value		200,000.00	O/S M1g					-
4/14/14	10-105		100,000.00	Appraised Value		100,000.00	73,500					-
4/14/14	22-202		200,000.00	Appraised Value		200,000.00	242,775					-
4/14/14	27-106		[Illegible]	Appraised Value		[Illegible]	0
			956,000.00			[Illegible]	316,275	956,000.00				956,000.00

Mortgage Related Indemnifications - Per Option [Illegible]

20-103	Outstanding Mortgage	142,795	15,785	[Illegible]		15,795.00						-		15,795.00

27-206	Outstanding Mortgage	254,900	94,880	[Illegible]		94,960.00							-	94,900.00

12-101	Outstanding Mortgage	302,114	102,112	[Illegible]		102,114.13						-		65,550.00
		[Illegible]	[Illegible]	[RESERVED		212,889.13								-	-

Add Fees and Expenses
Closing costs			29,150.00			29,150.00		6,551.50				6,551.50		22,098.50	500.00
Balance of Broker Comm			21,630.00			21,630.00		21,630.00				21,630.00			-
Buyer Legal Fees - est			[Illegible]	RESERVED		60,000.00		17,500.00	36,574.70			54,074.70		5,925.30	-
Lender Legal Fees - est			40,000.00	RESERVED		40,000.00		15,000.00				15,000.00		25,000.00	-
Environment Excrow			10,000.00			10,000.00		10,000.00				10,000.00			-
Tide insurance			[Illegible]			52,000.00		52,580.00				52,580.00			-
Dos Stamps			[Illegible]			4,676.00						4,676.00			-
Interest paid to WP					9,807.83	9,807.83		4,676.00		8,807.83		9,807.83			-
Legal reserve			128,276.48	RESERVED	(20,824.57)	89,451.81						-		[Illegible]	-
			[Illegible]			327,295.74						-			-
												-			-

Due upon Termination			[Illegible]			1,495,184.87		[Illegible]	36,574.70	9,607.33	-	1,129,320.03		337,510.71	37,114.13
								[Illegible]
Total Paid prior to Termination			[Illegible]	RESERVED		2,776,088.13
Due upon Termination			[Illegible]	$441,165.61		1,495,184.87
[Illegible]			4,271,290.00			4,271,250.00
															191,804.84
															(24,480.00)
															207,500.00
			$4,271,250.00
			$(441,165.61)												374,024.04
			$-
															(37,114.13)
			$3,830,034.39	$3,830,034.39
			$3,888,813.33												#VALUE

			4,271,250
			(3,888,813)
			$384,432.87

			$4,271,250.00
			$(207,500.00)

			$4,083,790.00

EXHIBIT I

SUMMARY OF CONDOMINIUM UNITS STATUS

[ATTACHED ON FOLLOWING PAGES]

888.491.1120 www.gmlaw.com

From the desk of:

Mark F. Grant, Esq.

200 East Broward Boulevard, Suite 1500

Fort Lauderdale, Florida 33301

Phone: 954.764.6660

Fax: 954.764.4996

Direct Phone: 954.527.2404

Direct Fax: 954.333.4004

Email: mark.grant@gmlaw.com

MEMORANDUMs

TO:	Eric Wilensky

FROM:	Mark F. Grant

DATE:	May 20, 2014

SUBJECT:	Enders Place at Baldwin Park – 6 Remaining Unit Owners

cc:	Eric Hade
Joshua Leventhal

Pursuant to your request I am writing to set forth the status of the six units not acquired by WEO II, LLC.

Resolved Units:

The payouts for Unit 20-103, formerly owned by Mulligan, and Unit 27-108, formerly owned by JESZ Holdings, have been completed. Mulligan’s unit had a mortgage held by Wells Fargo. $127,000.00 was sent to Wells Fargo in full satisfaction. We are told Wells Fargo will be recording a satisfaction of mortgage. The Unit owned by JESZ Holdings had no mortgage. It was entitled to $160,000.00, less a $1,250.00 security deposit. Payment was sent to the owner. See attached letter transmitting the payment to JESZ and the wire transfer confirmation for payment to Wells Fargo for Mulligan.

Pending Units:

Unit 27-208 owned by Reyes: I have tried repeatedly to speak with the two mortgage holders, PHH Mortgage and USAA. I’ve spoken with approximately a dozen people at these two lending institutions and have been unable to find anyone who could understand the termination of the condominium. Recently Mr. Reyes forwarded to us letters which are attached to this Memorandum. I will be following up with the contact people mentioned in the letters.

Miami | Ft. Lauderdale | Orlando | Tallahassee | W. Palm Beach | Boca Raton | Stuart | Port St. Lucie | Naples | Aventura

May 20, 2014

Page No. 2

Unit 12-101 owned by Gibbons: Eric Hade is in final negotiations with Gibbons’ attorney for the payoff. This unit was valued at $200,000.00. We thought the mortgage amount was $265,500.00. It turned out this was a reverse mortgage and the balance has increased to $302,114.43. Eric Hade is close to finalizing the negotiations at approximately $315,000.00 and is in the process of sending to me the additional funds to pay off the loan. Attached is a copy of the payoff statement.

Unit 22-202 owned by Bell. This unit was valued at $200,000.00. The mortgage amount was $242,775.00. There is a $2,450.00 security deposit due to the tenant. I am waiting to hear that the tenant has vacated the property or signed a new lease. I will be following up with the mortgage holder, Quicken Loans, Inc.

Unit 10-105 owned by Hartley: This unit was valued at $108,000.00 with a $73,500.00 mortgage. I have been in touch with Ms. Hartley. We have agreed to settle this by paying her the $108,000.00 valuation less the current outstanding mortgage balance. We are waiting for the payoff letter requested by Ms. Hartley. In addition, Ms. Hartley will receive a $5,000.00 payment for a new air conditioning system she installed and she will be signing a lease for up to six months at $750.00 per month. Ms. Hartley will have the right to terminate the lease on 15 days’ notice.

Currently we have $672,676.00 in our escrow account to pay the amounts due on these four remaining units.

888-491-1120 www.gmlaw.com

From the desk of:

Mark F. Grant, Esq.

200 East Broward Boulevard, Suite 1500

Fort Lauderdale, Florida 33301

Phone: 954.764.6660

Fax: 954.764.4996

Direct Phone: 954.527.2404

Direct Fax: 954.333.4004

Email: mark.grant@gmlaw.com

May 6, 2014

JESZ Holdings, LLLP

7503 Chancellor Drive

Orlando, FL 32809

RE:	Unit 27-208, Enders Place at Baldwin Park

Dear Sir:

 Pursuant to our recent telephone conversations and the Plan of Termination of Enders Place at Baldwin Park, a Condominium, there is $160,000 available to JESZ Holdings, LLLP as the former owner of the above unit. As we discussed, the Termination Trustee is deducting $1,250.00 from the $160,000 amount because of the security deposit due to the tenant in this unit.

 Enclosed please find my law firm’s trust account check in the amount of $158,750 which represents payment in full to JESZ Holdings, LLLP as the former owner of this unit.

Very truly yours,

GREENSPOON MARDER, P.A.

/s/ Mark F. Grant, Esq.
Mark F. Grant, Esq.

cc:	Waypoint Enders Owner, LLC (as Termination Trustee)

Aventura | Boca Raton | Ft. Lauderdale | Miami | Naples | Orlando | Port St. Lucie | Tampa | West Palm Beach

BB&T
Fort Lauderdale, FL 33301	3082

63-9138/2631

Trust Account	May 6, 2014
100 W Cypress Creek Rd, Suite 700	AMOUNT
Port Laudordale, FL 33309	*****************$158,750.00*

Pay to the

Order of JESZ HOLDING, LLLP

The Sum of One Hundred Fifty-Eight Thousand Seven Hundred FIfty and 00/100	Void after 180 Days

Dollar(s)

32581.0001 - Release of funds to Owner.	[illegible]

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

Greenspoon Marder, P.A.	Check Date	Check Number: 3082
20165 - JESZ HOLDINGS, LLLP	05/06/2014

Date	Description	Client.Matter	Amount
05/06/14	Release of funds to Owner.	32581.0001	$158,750.00

Account - 14477 Trust - BB&T - Real Estate FTL	Check Amount: $158,750.00

Greenspoon Marder, P.A.	Check Date
20165 - JESZ HOLDINGS, LLLP	05/06/2014	Check Number: 3082

Date	Description	Client.Matter	Amount
05/06/14	Release of funds to Owner.	32581.0001	$158,750.00

Account - 14477 Trust - BB&T - Real Estate FTL	11 - FLL-D / Sheila Goldstein	Check Amount: $158,750.00

Susan Scheid

From:	Marcia Schmalz
Sent:	Thursday, April 17, 2014 4:06 PM
To:	Sheila Goldstein
Subject:	FW: BB&T Debit Wire Confirmation #secure# 2014041700008968

From: DoNotReply.WireConfirmations@BBandT.com [mailto:DoNotReply.WireConfirmations@BBandT.com]

Sent: Thursday, April 17, 2014 4:02 PM

To: banking

Subject: BB&T Debit Wire Confirmation #secure# 2014041700008968

Treasury Management Client Support

800-774-8179 (option 1, then option 1)

DEBIT CONFIRMATION

Transaction Reference Number:	2014041700008968
Value Date:	04/17/2014
Account Number:	XXXXXXXXX
Account Name:	GREENSPOON MARDER PA
Reference Number:	0417233
Transaction Posting Time:	2014/04/17 15:58:52

Amount: 127,000.00	Currency: US DOLLAR

Debit Party Information:	D/0000241402630/
GREENSPOON MARDER PA
IOTA ACCT
100 W CYPRESS CREEK RD STE 700
FT LAUDERDALE FL 33309-2195

Sender’s Reference:	3699162WTQP

Credit Party Information:	P/0407
WELLS FARGO SAN FRANCISCO
420 MONTGOMERY ST, 7TH FL
SAN FRANCISCO
CA 94104-1298

Originator to Beneficiary Information:	/3002182198

1

WELLS FARGO HOME MORTGAGE
8480 STAGECOACH CIRCLE
FREDERICK, MD 21701

Originating to Beneficiary Information:	LOAN # 0290896257 WAYPOINT ENDERS/

NOTE: THE INFORMATION CONTAINED IN THIS EMAIL MESSAGE IS PRIVILEGED AND CONFIDENTIAL INFORMATION INTENDED ONLY FOR THE USE OF THE INDIVIDUAL OR ENTITY NAMED ABOVE. IF THE READER OF THIS MESSAGE IS NOT THE INTENDED RECIPIENT, YOU ARE HEREBY NOTIFIED THAT ANY DISSEMINATION, DISTRIBUTION OR COPY OF THIS COMMUNICATION IS STRICTLY PROHIBITED. IF YOU HAVE RECEIVED THIS COMMUNICATION IN ERROR, PLEASE NOTIFY US IMMEDIATELY BY TELEPHONE AND RETURN THE ORIGINAL MESSAGE TO US. THANK YOU.

[illegible]

** To protect your confidential information, this message has been securely delivered to you by BB&T using either Cisco Registered Envelope Service (CRES) or Transport Layer Security (TLS) secure email protocol. **

2

PHH Mortgage

2001 Bishops Gate Boulevard	Tel 1-800-449-8722
Mt. Laurel NJ 08054	Fax 1-856-917-8300

May 14, 2014

Loan Number: 0038866042
Property Address:
4225 Fox St Unt 208
Joseph L Reyes Jr	Orlando FL 32814

Kelly R Reyes

1701 Meeting Place #218

Orlando FL 32814

Attorney Name	:	SHAPIRO & FISHMAN
Attorney Phone No.	:	(813)880-8888

Dear Customer:

At this time your mortgage account is paid through 12-01-13 and has been referred to an attorney to begin the foreclosure process. You may have received one or more communications regarding assistance opportunities previously. We are sending this letter as an additional attempt to assist you while your account is in foreclosure proceedings. Even if you have not inquired previously or your prior attempts at loss mitigation options were unsuccessful, you can still be evaluated for alternatives to foreclosure. These programs were implemented on behalf of your Mortgage Investor in order to provide the proper assistance needed to cure any delinquencies due to any unexpected hardships you may have experienced. Your Case Manager is available to review any of these programs with you and will be able to provide a loss mitigation application package to get you started. Their contact information is as follows:

Case Manager:    MICHAEL CARTER

Telephone Number:    800-750-2518  ext,  88769

Email:    Michael.Carter2@mortgagefamily.com

Again, it is imperative you realize that your account has been sent to an attorney. This process cannot and will not be postponed and/or cancelled until we have an approval from your Mortgage Investor for an appropriate Workout program. You must submit a loss mitigation application package to request consideration for available foreclosure prevention alternatives.

Please call us as soon as possible so that we may assist you in saving your home from foreclosure.

Additionally, upon written request we will provide you with the following information about your loan:

1.	A copy of your payment history since you were last less than 60 days past due; or
2.	A copy of your note; or
3.	Copies of assignments of mortgage or deed of trust to demonstrate that the foreclosing party has the right to foreclose; or
4.	The name of the investor that holds your loan; or
5.	The total amount needed to reinstate or bring your loan current, and the amount of the principal obligation under the mortgage; or
6.	The date through which your loan is paid; or
7.	The date of the last full payment; or
8.	The current interest rate in effect for your loan; or
9.	The date on which the interest rate may next reset or adjust; or
10.	The amount of any prepayment fees to be charged (if applicable); or

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PHH Mortgage

2001 Bishops Gate Boulevard	Tel 1-800-449-8722
Mt. Laurel NJ 08054	Fax 1-856-917-8300

11.	A description of any late payment fees; or
12.	The names, addresses, telephone numbers and Internet addresses of one or more counseling agencies or programs approved by HUD; or
13.	A statement outlining loss mitigation efforts undertaken prior to foreclosure referral; including contact or attempted contact attempts, as well as information on why you were ineligible for a loan modification or other loss mitigation program options (if applicable).

Requests can be sent to the below address:

Mortgage Service Center

2001 Bishops Gate Blvd

Mt Laurel NJ 08054

Mailstop SV-01

Attention: Documentation Requests

Thank you in advance for your cooperation.

Sincerely,

Foreclosure Department

Mortgage Service Center

FC017 5NB

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PHH Mortgage

2001 Bishops Gate Boulevard	Tel 1-800-449-8722
Mt. Laurel NJ 08054	Fax 1-856-917-8300

*** PAYOFF STATEMENT ***

May 12, 2014

Joseph L Reyes Jr

Kelly R Reyes

1701 Meeting Place #218

Orlando, FL 32814

LOAN NO:	0038866042
LOAN TYPE:	Conventional
INVESTOR:	499-1701791381
BILL MODE:	9

MORTGAGOR(S):	PROPERTY INFORMATION:
Joseph L Reyes Jr	4225 Fox St Unt 208
Kelly R Reyes	Orlando 32814
(954)527-2404 (407)738-5853

Due Date of Monthly Payment: January 01, 2014
Interest Rate 3.37500%
The Current Principal Balance is:	$188,501.99
Total Interest Due as of 06-01-14	3,180.96
Unpaid Late Charges	148.86
Lien Release Fee	35.00
Recording Fee	10.00
Payoff valid through (June 01, 2014)
TOTAL AMOUNT DUE TO PAY LOAN IN FULL BY 06-01-14	$191,876.81

Wire Fee	$25.00
TOTAL AMOUNT DUE TO PAY LOAN IN FULL BY WIRE BY 06-01-14	$191,901.81

THIS STATEMENT REFLECTS THE TOTAL AMOUNT DUE UNDER THE TERMS OF THE NOTE/SECURITY INSTRUMENT THROUGH THE CLOSING DATE WHICH IS 06-01-14

If this obligation is not paid in full by this date, then you should obtain from us an updated payoff amount before closing.

IF PAYING BY WIRE

Domestic wire transfers provide the fastest way to receive payoff funds and thereby minimize the possibility of additional per diem interest being due and payable. Please note that we do not accept international wire transfers. If paying by wire transfer there may be a processing fee included in the “Total Due to Pay Loan In Full Via Wire” figure above.

SEND WIRES TO:

Wells Fargo Bank (Standard Bank Format)

707 Wilshire Blvd., Los Angeles, CA 90017

XXXXXXXXXXXXXXXXXXXXXXXXX

Credit To: Mortgage Service Center

Payoff Funds for Loan No: 0038866042

XP031/M01

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PHH Mortgage

2001 Bishops Gate Boulevard	Tel 1-800-449-8722
Mt. Laurel NJ 08054	Fax 1-856-917-8300

Page 2 Loan No.: 0038866042  (XP032-133/M01)  05-12-14

A wire transfer received by 5:00 PM Eastern Time will be applied as of the date of the wire. Please ensure all wire information is accurate and complete. Receipt of inaccurate wire information will result in the wire being returned within 10 days. Should that occur you will be responsible for the additional interest due.

Funds received after the “Total Amount Due to Pay Loan in Full” date indicated require additional interest of $ 17.43 per day. If your loan has mortgage insurance (“MIP”) you may also be required to pay an additional month of MIP if the payment is received in the calendar month following the “Total Amount Due to Pay Loan in Full” date.

IF PAYING BY CHECK

If you choose to send funds via check, only certified funds or attorney trust checks will be accepted for payment in full. Personal checks and/or third party checks will be returned. Checks must be made payable to Mortgage Center and be attached to the form at the bottom of this page.

SEND CHECKS TO:

Overnight Mail Address

Mortgage Service Center

Attention: Mail Stop SV-20

2001 Bishops Gate Blvd

Mount Laurel, NJ 08054

The payoff balance above does not include any additional charges (other than interest) that may be generated from today’s date through the date of payoff These additional charges may include escrow advances for taxes and insurance late charges, adjustments for returned checks etc. CONTACT OUR OFFICE. AT THE ABOVE REFERENCED NUMBER, PRIOR TO CLOSING TO DETERMINE IF THIS STATEMENT STILL ACCURATE. Our lien will not be satisfied until any and all amounts secured by the mortgage or deed of trust have been paid in full.

Last paid tax amount $ 1,508.43 on 11-07-13

Current Escrow Balance $ 352.35

Issuance of this statement does not suspend the requirement to make the monthly payments when due. A late charge of $ 49.62 will be assessed 15 days after the due date if payoff funds have not been received.

We do not provide verbal updates. However, with proper authorization, we may provide you with the principal and escrow balances in order to assist you in determining if any changes were made.

Log in to www.mortgagequestions.com — your servicing website connection.

PHH Mortgage

2001 Bishops Gate Boulevard	Tel 1-800-449-8722
Mt. Laurel NJ 08054	Fax 1-856-917-8300

If you have automatic debit of your monthly mortgage payment from your bank account, please be aware this will continue to debit each month until you notify us or the loan pays in full. Please contact the above number at least 15 days prior to the next scheduled withdrawal if you wish to stop this service.

Note:

-	In accordance with the Code of Federal Regulations Title 24 202.5(d), the Lender or Mortgagee shall not use escrow funds for any purpose other than that for which they were received.
-	This means even if you have funds in your escrow account when you pay off your loan with us, they will not be credited towards your unpaid principal balance, interest due, or any fees that are due.
-	If there are funds in your escrow account when you pay the loan in full, the escrow will be settled in accordance with applicable Federal law.

Upon receipt of funds to pay the loan in full, the debt is considered closed and a lien release will be automatically processed and sent to the county for recording. You are not required to submit a request to close the debt or release the lien, but at your option such requests can be submitted to Mortgage Service Center at the address provided above.

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877-443-0672	5/5/2014 1:57:59 PM PAGE 2/002	Fax Server

REPRESENTATION OF PRINTED DOCUMENT

MORTGAGE PAYOFF STATEMENT

CONTACT INFORMATION Customer Service: 1-888-480-2432 Monday – Thursday: 8:00a.m. – 8p.m. CST Friday: 8:00a.m. – 6p.m. CST www.MyNationstarMtg.com

	Statement Date:	05/05/2014
3-892-02307.0000135-001	Payment Due Date:	05/01/2014
	Loan Number:	0600381602
	Loan Type:	CONV
	Investor Number:	AIH
MICHAEL GIBBONS
	Property	MICHAEL R GIBBONS
	Address:	4265 CENTERGATE LANE
ORLANDO FL 32814

	Recipient Fax:	(407) 843-4444
Recipient Email:
Third Party Email:

[illegible]

Current Unpaid Principal Balance: (at annual interest rate of 2.625%)	$300,772 52
Interest calculated from 04/01/2014 to 05/31/2014	$1,306 87
Escrow Advances	$04
Fax Fee	$25.00
County Recording Fee	$10.00

Total Amount to Pay Loan in Full (through 05/31/2014)	$302,114.43

[illegible]

Principal and Interest	$657.94
Escrow Payment	$241.34
Monthly Mortgage Payment	$899.28

Escrow Balance*
Suspense Balance**
Daily Interest Per Diem	$21.93

* Escrow balance cannot be used as credit toward payoff. Escrow Balance is subject to change and may not be used towards the payoff of the loan unless written authorization from mortgagor(s) is received.

** Suspense balance is subject to change.

[illegible]

Estimated Disbursements	Due Date	Amount
BORR PAID MI100	04/01/2014	$241.34

We will continue to make disbursements of all escrow items (hazard, [illegible], taxes, etc.) up to the date of payoff. It is the responsibility of the borrower(s) and their closing agent to obtain a refund should a double payment occur.

Continue to make scheduled payments. If payoff is received after 05/31/2014 and a payment has not been made, a late charge may be assessed and should be added to the payoff amount due. Do not stop payment on any payments remitted prior to your payoff closing date. If any payment previously applied to this account is returned or dishonored for any reason, the payoff amount will be insufficient

Total amount due is good through 05/31/2014. Funds received alter that date or funds that cannot be posted due to missing or incorrect information will require an additional $21.93 of interest per day. Funds that cannot be clearly identified will be returned and additional fees, costs and disbursements will continue to accrue

[illegible]

WIRING INSTRUCTIONS:	CASHIERS CHECKS* VIA MAIL/OVERNIGHT:
XXXXXXXXXX Bank Name: Wells Fargo Bank, NA Bank Address: 420 Montgomery Street, San Francisco, CA 94104

Cashiers Checks* must be made payable to
Nationstar Mortgage and mailed to:
Nationstar Mortgage LLC
ATTN: Account Services
350 Highland Drive
Lewisville TX 75007

* Customer Name, Loan Number, and Property Address should be provided on all cashier’s checks and correspondence

[illegible]

PAYOFF FUNDS MUST BE REMITTED VIA WIRE TRANSFER OR CASHIER’S CHECK ONLY

We do not accept personal checks third party checks, attorney/trustee checks, money orders, och/arc entries direct deposit internal bank-to-bank adjustments or other negotiable instruments. Check instruments stamped with [illegible] certified funds do not suffice. Any payoff proceeds received that are not in the form of a cashier’s check or wire will be returned to the sender. Additional fees costs disbursements and interest may continue to accrue on the loan until the adequate payoff funds are recovered to satisfy the mortgage

Funds must be received by 5:00pm Central Time for same day processing. Funds received after 5:00 pm Central time will be posted the following business day Payoff funds are not posted on weekends or holidays. Interest will continue to accrue on the loan for these days

All payoff figures are subject to final verification of the note holder. We may adjust any portion of this statement at anytime, for the following reasons, including but not limited to escrow disbursements made on behalf of the customer, fee advances, items returned by your financial institution including previously made payments, additional fees of charges, and any good faith and/or inadvertent clerical errors

If you do not send sufficient funds to pay your loan in full we will complete the payoff utilizing funds from your escrow account when express written authorization is received. Interest will continue to accrue until we receive full payment

Upon processing of payment in full and within State specified guidelines, the necessary documents will be forwarded to the Trustee and/or County Recorder’s Office to release our lien. When applicable, and as mandated by state guidelines, any over payment or remaining escrow funds will be disbursed off the loan no more than 20 business days after the payoff has occurred and will subsequently be mailed thereafter. If you are moving please provide your new mailing address for refunds year-end statements and other documents

Nationstar Mortgage is a debt collector Nationstar is attempting to collect a debt and any information obtained will be used for that purpose. However, if you are in bankruptcy or received a bankruptcy discharge of this debt, this communication is not an attempt to collect the debt against, you personally, but is notice of possible enforcement of the lien against the collateral property

Nationstar will not provide a verbal payoff quote.

If you are currently enrolled in an E-Pay/Direct Pay/ACH Payment Program, please ensure you discontinue that service in an effort to avoid any unnecessary debits against your bank account.

POVC

INTERNET REPRINT

Exhibit J

NOTICES OF DEFAULT

NONE

Exhibit K

BUY-SELL TRANSFER RIDER

[ATTACHED ON FOLLOWING PAGES]

RIDER TO MULTIFAMILY LOAN AND SECURITY AGREEMENT

(CME)

BUY-SELL TRANSFER

(Revised 9-1-2011)

The following changes are made to the Loan Agreement which precedes this Rider:

A.	Section 7.03(d) is deleted and replaced with the following:

(d)	Buy-Sell Transfer. (1) A one-time Transfer pursuant to a buy-sell agreement or similar agreement of the interests in Borrower of WAYPOINT BLUEROCK ENDERS JV, LLC (“Managing Interest”) to WAYPOINT ENDERS INVESTORS LP (“Equity Interest”) (either by purchase of the ownership interest of the Managing Interest or replacement of the Managing Interest as the general partner, manager or managing member) or (2) a one-time Transfer pursuant to buy-sell agreement or similar agreement of the Equity Interest to the Managing Interest, together with a simultaneous one-time Transfer of the interest of Waypoint Enders GP, LLC in Managing Interest to BR Enders Managing Member, LLC (each alternative a “Buy-Sell Transfer”), provided that each of the following conditions is satisfied:

(i)	Borrower provides Lender with at least 30 days prior Notice of the proposed Buy-Sell Transfer and pays to Lender the Transfer Review Fee.

(ii)	At the time of the proposed Buy-Sell Transfer, no Event of Default has occurred and is continuing and no event or condition has occurred and is continuing that, with the giving of Notice or the passage of time, or both, would become an Event of Default; provided, however, if the Buy-Sell Transfer would cure the Event of Default, the Buy-Sell Transfer must occur within 60 days after all conditions in this Section have been met to Lender’s satisfaction.

(iii)	Borrower pays or reimburses Lender, upon demand, for all costs and expenses, including all Attorneys’ Fees and Costs, incurred by Lender in connection with the Buy-Sell Transfer.

(iv)	At the time of the Buy-Sell Transfer, Borrower pays to Lender a Transfer Fee in the following amount, as applicable:

(A)	~~$25,000~~ $50,000 if the Managing Interest will retain the managing member interest or general partnership interest, as applicable, in Borrower,

(B)	~~$50,090~~ $25,000 if the Equity Interest will obtain directly or indirectly the managing member interest or general partnership interest in, or would become the non-member manager of Borrower, as application ~~(“New Borrower Principal”)~~

Rider to Multifamily Loan and Security Agreement (CME) Buy-Sell Transfer	Page 1

(V)	~~If there is a New Borrower Principal, New Borrower Principal~~ At the time of the Buy-Sell Transfer, if the Equity interest is transferred to Managing Interest then Managing Interest or its Affiliate provides a replacement guarantor (‘‘New Guarantor") acceptable to Lender in Lender’s Discretion, and each of the following requirements is met:

(A)	New Guarantor has a net worth of at least $10,000,000, and liquid assets of at least $1,750,000.

(B)	Lender has received all information and organizational documents requested by Lender in Lender’s Discretion, with respect to New Guarantor.

(C)	New Guarantor executes a Guaranty in a form acceptable to Lender and in substantially the same form as the Guaranty executed on the Closing Date (“New Guaranty”), however, if New Guarantor is an entity, the New Guaranty has been modified to include, at New Guarantor’s option, either the Rider to Guaranty - Material Adverse Change, or the Rider to Guaranty - Minimum Net Worth/Liquidity.

(D)	Section 9.01 will be deemed to be modified to insert the following as a new subsection:

(t)	Any failure by Guarantor to comply with the Minimum Net Worth/Liquidity Rider to the Guaranty, or the Material Adverse Change Rider to the Guaranty, if applicable.

(vi)	The Mortgaged Property continues to be managed by the initial Property Manager or a successor Property Manager satisfactory to Lender pursuant to a property management agreement approved by Lender in writing, provided that such successor Property Manager and Borrower execute an assignment of the management agreement in form acceptable to Lender,

(vii)	At the time of the proposed Buy-Sell Transfer, if the Equity Interest becomes a New Borrower Principal, it certifies to Lender that its net worth and liquidity are substantially the same as its net worth and liquidity as of the date of this Loan Agreement and there is not any pending bankruptcy, reorganization or litigation which would substantially negatively affect such net worth and/or liquidity,

(viii)	Lender receives organizational charts reflecting the structure of Borrower prior to and after the Buy-Sell Transfer.

Rider to Multifamily Loan and Security Agreement (CME) Buy-Sell Transfer	Page 2

(ix)	If a nonconsolidation opinion was delivered on the Closing Date and if, after giving effect to the Buy-Sell Transfer and all prior Transfers, 50% or more in the aggregate of direct or indirect interests in Borrower are owned by any Person and its Affiliates that owned less than a 50% direct or indirect interest in Borrower as of the Closing Date, Borrower delivers to Lender an opinion of counsel for Borrower, in form and substance satisfactory to Lender and to the Rating Agencies, with regard to nonconsolidation.

(x)	Lender receives confirmation acceptable to Lender that the requirements of Section 6.13 continue to be satisfied.

(xi)	For purposes of the Preapproved Intrafamily Transfers set forth in Section 7.04, if applicable, New Guarantor will be deemed to be the person or entity set forth in Section 7.04(b)(ii),

B.	The following definitions are added to Article XII:

“Buy-Sell Transfer” is defined in Section 7.03(d).

“Equity Interest” is defined in Section 7.03(d).

“Managing Interest” is defined in Section 7.03(d).

Rider to Multifamily Loan and Security Agreement (CME) Buy-Sell Transfer	Page 3

Exhibit L

PHASE I UPDATE

[FIRST 7 PAGES OF 329 PAGES
ATTACHED ON FOLLOWING PAGES; THE FULL PHASE I UPDATE FILE
WAS SENT ELECTRONICALLY TO PURCHASER AND PURCHASER ACKNOWLEDGES RECEIPT THEREOF]

FREDDIE MAC

MULTI-FAMILY SELLER/SERVICER

PHASE I ENVIRONMENTAL SITE ASSESSMENT

Enders Place at Baldwin Park

4248 New Broad Street

Orlando, Orange County, Florida 32814

Prepared For:

Waypoint Enders Owner, LLC

555 North Point Center East, Suite 400

Alpharetta, Georgia 30022

and

Freddie Mac

and

Deutsche Bank Trust Company Americas,

as Trustee for the Registered Holders of Wells Fargo Commercial Mortgage Securities, Inc.,

Multifamily Mortgage Pass-Through Certificates, Series 2013-K26,

having an address at c/o Wells Fargo Bank, National Association, Commercial Mortgage

Servicing, 2010 Corporate Ridge, Suite 1000, McLean, VA 22102

Prepared By:

Blackstone Consulting LLC

Project No. WAYRGA001.02

March 10, 2014

Offices Nationwide Tel 866-635-8515	www.blackstoneconsulting.com

Blackstone Consulting LLC

TABLE OF CONTENTS

SIGNATURES OF ENVIRONMENTAL PROFESSIONALS			i
EXECUTIVE SUMMARY			ii
1.0	INTRODUCTION		1
	1.1	Purpose	1
	1.2	Special Terms and Conditions	2
	1.3	Scope of Services	2
	1.4	Significant Assumptions and Data Gaps	3
2.0	USER PROVIDED INFORMATION		5
	2.1	Reason For Performing the Phase I ESA	5
	2.2	Environmental Liens and Activity Use And Limitations (AULs)	5
	2.3	Specialized Knowledge, Commonly Known & Degree of Obviousness	6
	2.4	Value Reduction for Environmental Issues	6
	2.5	Owner, Key Site Manager, and Occupant Information	6
	2.6	Past Owners, Operators and Occupant Interviews	7
	2.7	Reliance	7
3.0	SITE DESCRIPTION		8
	3.1	Site Characteristics arid Features	8
	3.2	Utilities	9
4.0	VICINITY RECONNAISSANCE		10
5.0	PHYSICAL SETTING		11
6.0	HISTORICAL INFORMATION REVIEW		12
	6.1	Historical Fire Insurance Maps	12
	6.2	Aerial Photographs	13
	6.3	Historical Topographic Maps	14
	6.4	Agency Records, Interviews and Other Historical Sources	15
	6.5	City Directories	16
	6.6	Environmental Lien/AUL Search	16
	6.7	Previous Environmental Reports	16
	6.8	Historical Information Conclusions	17
7.0	ENVIRONMENTAL DATABASE SEARCH AND REVIEW		18
	7.1	Federal, State, Local, Tribal and Proprietary Databases	18
	7.2	Unmappable Facilities	21
	7.3	Affirmation	22
	7.4	Environmental Database Search and Review Conclusions	22
8.0	SITE INSPECTION		23
	8.1	Underground Storage Tanks (USTs)	23
	8.2	Aboveground Storage Tanks (ASTs)	23
	8.3	Chemicals and Materials Usage	24
	8.4	Hazardous Wastes	24
	8.5	Non-Hazardous Wastes	24
	8.6	Polychlorinated Biphenyls (PCBs)	25
	8.7	Wastewater Discharges	25
	8.8	Stormwater Discharges	26
	8.9	Pits, Ponds, and Lagoons (On-site Process Water Discharge)	26
	8.10	Wells	26
	8.11	Underground Product Pipelines	27
	8.12	Odors	27

Project No. WAYRGA001.02	Enders Place at Baldwin Park
Orlando, Orange County, Florida

Blackstone Consulting LLC

	8.13	Pools of Liquid	27
	8.14	Stressed Vegetation or Stained Surfaces	27
	8.15	Site Inspection Conclusions	27
9.0	ASTM NON-SCOPE CONSIDERATIONS		28
	9.1	Asbestos-Containing Materials (ACM)	28
	9.2	Lead-Based Paint (LBP)	28
	9.3	Radon Gas	29
	9.4	Apparent Mold Growth (AMG)	30
	9.5	Lead In Drinking Water	31
	9.6	Environmental Superlien	31
10.0	CONCLUSIONS, RECOMMENDATIONS AND O&M PROGRAMS		32

APPENDICES

Appendix A:	Freddie Mac Multi-Family Seller/Servicer Guide Form 1103
Appendix B:	Site Maps, Plans and Photographs

■	Site Location Map
■	Site Plan
■	Site Photographs
■	List of Parcel Identification Numbers

Appendix C:	Historical Sources

■	Historical Fire Insurance Maps
■	Historical Aerial Photographs
■	Historical Topographic Maps

Appendix D:	Previous Environmental Report
Appendix E:	Environmental Database Search Report
Appendix F:	AAI User Questionnaire
Appendix G:	Qualifications of Professionals

Project No. WAYRGA001.02	Enders Place at Baldwin Park
Orlando, Orange County, Florida

Blackstone Consulting LLC

SIGNATURES OF ENVIRONMENTAL PROFESSIONALS

This Phase I Environmental Site Assessment (ESA) Report documents the research methodology used by qualified environmental professionals of Blackstone Consulting LLC (Blackstone) to identify recognized environmental conditions using the scope and limitations of ASTM Standard E 1527-13, the Freddie Mac Phase I ESA Guidelines, and the March 5, 2014 proposal (Agreement) between Waypoint Residential and Blackstone.

We declare that, to the best of our professional knowledge and belief, we meet the definition of Environmental Professional as defined in §312.10 of 40 CFR 312, and we have the specific qualifications based on education, training, and experience to assess a property of the nature, history, and setting of the site. We have developed and performed the all appropriate inquiries in conformance with the standards and practices set forth in 40 CFR Part 312.

Prepared By:

/s/ Porter P. Morgan	03/10/14
Porter P. Morgan	Date
Senior Project Manager

Technical Review and Concurrence By:

/s/ Russell K. Balderson	03/10/14
Russell K. Balderson	Date
Associate

Principal Review By;

/s/ Stephen E. Manelis	03/10/14
Stephen E. Manelis	Date
Principal

DD
QA/QC

Project No. WAYRGA001.02	Enders Place at Baldwin Park
Orlando, Orange County, Florida

i

Blackstone Consulting LLC

EXECUTIVE SUMMARY

Blackstone Consulting LLC (Blackstone) performed a Phase I Environmental Site Assessment (Phase I ESA) of the Enders Place at Baldwin Park apartments located at 4248 New Broad Street in Orlando, Orange County, Florida (site). The purpose of the Phase I ESA is to identify recognized environmental conditions (RECs) in general accordance with ASTM Standard E 1527-13, the Freddie Mac Multi-Family Seller/Servicer Phase I ESA Guidelines (Freddie Mac Phase I ESA Guidelines), and other agreed-upon ASTM Non-Scope Considerations (Business Environmental Risk Issues). It is understood that the site is being evaluated for loan considerations.

SITE INSPECTION

Name of Inspector:	Porter Morgan

Date of Inspection:	March 6, 2014

Site Representative:	Ms. Mimi Garcia, Property Manager, and Mr. Jose Arguinzoni, Maintenance Manager, both with Enders Place at Baldwin Park,

SITE DESCRIPTION

Street Address:	4248 New Broad Street

City and State:	Orlando, Florida

County:	Orange

Legal Description:	There are 198 Parcel Identification Numbers (PINs) associated with the site. Please see Appendix B for a complete list of the PINs.

Owner(s):	Waypoint Enders Owner, LLC

Site Size:	Approximately 8.9 acres

Site Use:	The site is a multi-family residential apartment community developed with 27 two- and three-story apartment buildings containing 220 total dwelling units. Additionally, the site is developed with a single-story maintenance building, 14 detached garages, and 18 storage units,

Year(s) Built:	2003

Project No. WAYRGA001.02	Enders Place at Baldwin Park
Orlando, Orange Country, Florida

ii

Blackstone Consulting LLC

Structure(s)	Location	Number of Stories	Size
	On Site		(approx. square feet)

Apartment Buildings	Throughout	2 and 3	234,600

Detached Garages and Storage Units	Throughout	1	Not provided

Maintenance Building	South	1	Not provided

Other Site Features:	Amenities at the site consist of a leasing office, storage areas, a coin-operated car wash bay, asphalt-paved parking and drive areas and landscaping.

HISTORICAL INFORMATION

Reasonably ascertainable historical records indicate the site consisted of undeveloped land from least 1940 until 1954. The site was situated on the southwestern corner of the Orlando Naval Training Center (ONTC), which operated recreational fields and parking facilities at the site from at least 1954 until 1999. The present-day apartment community was constructed in 2003.

The north and east adjoining properties consisted of undeveloped land and buildings associated with the ONTC from at least 1940 until 1999, when the ONTC was divested to private sector commercial and residential entities for redevelopment. The north and east adjoining properties were developed with single-family residences and parks sometime between 2002 and 2007. Adjoining properties to the south consisted of Lake Gear and undeveloped land from at least 1940 until 1954, and multi-family residential and commercial development from 1969 until the present. A wastewater treatment plant was present on the west adjoining property from at least 1954 until 1980. The west adjoining properties were developed with the present-day FedEx service center, community parks, and multi-family residential properties sometime between 1994 and 2002.

Blackstone performed a Phase I ESA of the site in conformance with the scope and limitations of ASTM Standard Practice E 1527-13, the Freddie Mac Phase I ESA Guidelines, and the March 5, 2014 proposal (Agreement) between Waypoint Residential and Blackstone. Any exceptions to or deletions from this practice are described in Sections 1.2 through 1.4 of this report. This assessment has revealed no evidence of recognized environmental conditions (RECs) in connection with the site. No further investigation is recommended.

The following Business Environmental Risk Issues were identified in connection with the site:

■	Asbestos-Containing Materials (ACM): Based on the construction date of the site buildings (2003) and Blackstone's limited visual survey, no further evaluation of ACM is recommended. However, per the Freddie Mac Multifamily Seller/Servicer Guide Chapter 13.6, an Abbreviated Asbestos Operations & Maintenance (O&M) Program is required, as Freddie Mac has determined that there is no date of construction that allows the O&M requirement to be dismissed. Therefore, Blackstone recommends preparing and implementing a site-specific Abbreviated Asbestos O&M Program.

Project No. WAYRGA001.02	Enders Place at Baldwin Park
Orlando, Orange Country, Florida

iii

Blackstone Consulting LLC

■	Apparent Mold Growth (AMG): No AMG was observed within the dwelling units or common areas accessed. The Site Representative was not aware of AMG issues at the site and no tenant complaints were reported. As such, no further evaluation is recommended. However, as required by the Freddie Mac Phase I ESA Guidelines, a Moisture Management Plan (MMP) must be prepared for the site.

This section is only intended to represent a brief summary of our findings, and is not a detailed account of all the information provided in this report. The report should be reviewed in its entirety prior to drawing any final conclusions as to potential environmental conditions associated with the site.

Project No. WAYRGA001.02	Enders Place at Baldwin Park
Orlando, Orange Country, Florida

iv

Exhibit M

RESERVED

Exhibit N

CALCULATION OF NET PURCHASE PRICE
AND MEMBER DISTRIBUTIONS

[ATTACHED ON FOLLOWING PAGE]

Enders Place waterfall		TRD

Sale Date	6/30/14		Promote
Waypoint Own %	49		20.0%	Promote
Bluerock JV Own %	51.00	% includes GP	10.0%	Threshold

Bluerock Own % of JV	99.96%		Preferred
GP Own % of JV	0.10%		13.0%	Promote Rate

WATERFALL SUMMARY

Sales Price	37,000,000
Less Commission [Pre Forma]*	(92,500)	0.25%
Less Doc. Stamps (Deed)	(259,000)	0.70%
Less First Mortgage	(17,500,000)
Plus Net Current Assets	659,761	(A)
Sale Proceeds Available for [Illegible]	19,818,261

Requirement of [Illegible] Loan to [Illegible]	(4,524,387)	*for 22 units
Available for distribution to JV	15,281,874
Bluerock JV ROC & Preferred Return	(4,887,744)
[Illegible] ROC & Preferred Return	(4,696,068)
Available for Promote	[Illegible]
[Illegible] GP Promote	(1,140,012)
Available for LP’s	4,560,049	Excess vs [Illegible]	Total Profit At Sale
Bluerock JV Share	(2,325,625)	(84,054)	=	(2,409,679)
Waypoint Share	(2,234,424)

Total to Waypoint	(12,594,892)
Total to Bluerock JV (includes JV GP)	(7,213,369)

[Illegible]

Seller and Purchaser agree that this Exhibit N (MS Excel spreadsheet) shall be used to calculate promote and allocated net proceeds to the respective parties.

To supplement Section 6(d)(iv) of the calculation of Net Current Assets included on this Exhibit N shall be updated by the purchaser and approved by the Seller as of 90 and 180 days after closing. The net change between revised Net Current Asset amount and shall be settled between the Purchaser and Seller by wire within five (5) business days after the parties agree on the revised amount.

SUM PROCEEDS

Sale Price	$37,000,000
Less Debt	$(17,500,500)
Less Costs	$(351,500)
Plus Net Current Assets	$659,761	(A)
Equity Proceeds	$19,808,261
Preferred (WP)	$4,524,387
Warrants (WP)	$6,930,492
GP promote (WP)	$1,140,312
JV GP (WP)	$7,213
Bluerock	$7,206,156
Total Allocated	$19,808,261

Total Waypoint (WP)	$12,602,105
Total Bluerock	$7,206,156

(A) CASH ADJUSTMENT

Cash (est)	$1,052,678
Less: Net [Illegible] (est)	$(799,761)
Plus: Lender Escures (est)	$406,844
Total Net Current Assets (est)	$659,761

* Per Working Capital [Illegible]. All Illegible

BLUEROCK = 99.90%

OF ALL AMOUNTS BELOW

PROJECT						WAYPOINT PRIORITY LOANS						BLUEROCK JV - ROC & PREFERRED RETURN					BLUEROCK JV - NET OF PROMOTE
Dates	Capital Call	Distribution	Sale Proceeds	Net Cash Flow		Dates	Loan	Preferred Payments	Payoff (at 13%)	Net Cash Flow		Capital Call	Distribution	Req. for Pref	Net Cash Flow		ROC & Pref.	Profit Over Pref	Net Cash Flow
10/2/2012	(9,188,000)		0	(9,188,000)						0		(4,685,880)			(4,685,880)		(4,685,880)	0	(4,685,880)
12/13/2012		60,000	0	60,000				0	0	0			30,600		30,600		30,600	0	30,600
12/28/2012		75,000	0	75,000				0	0	0			38,250		38,250		38,250	0	38,250
2/7/2013		77,220	0	77,220				0	0	0			39,382		39,382		39,382	0	39,382
2/27/2013		77,000	0	77,000				0	0	0			39,270		39,270		39,270	0	39,270
4/9/2013		80,000	0	80,000				0	0	0			40,800		40,800		40,800	0	40,800
5/2/2013		81,483	0	81,483				0	0	0			41,556		41,556		41,556	0	41,556
5/28/2013		77,000	0	77,000				0	0	0			39,270		39,270		39,270	0	39,270
6/20/2013		77,000	0	77,000				0	0	0			39,270		39,270		39,270	0	39,270
7/26/2013		50,000	0	50,000				0	0	0			25,500		25,500		25,500	0	25,500
7/30/2013		77,000	0	77,000				0	0	0			39,270		39,270		39,270	0	39,270
9/10/2013		14,000	0	14,000				0	0	0			7,140		7,140		7,140	0	7,140
10/15/2013	(231,000)	77,000	0	(150,000)		10/29/2013	(2,261,250)	0	0	(2,261,250)		(117,810)	39,270		(78,540)		(78,540)	0	(78,540)
11/15/2013		77,000	0	77,000		11/15/2013		0	0	0			39,270		39,270		39,270	0	39,270
12/19/2013		154,000	0	154,000		12/19/2013		0	0	0			78,540		78,540		78,540	0	78,540
1/22/2014		57,000	0	57,000		1/22/2014		0	0	0			29,070		29,870		29,870	0	39,270
2/24/2014		77,000	0	77,000		2/24/2014	(2,010,000)	0	0	(2,010,000)			39,270		39,270		39,270	0	39,270
3/20/2014		77,000	0	77,000		3/20/2014		0	0	0			39,270		39,270		39,270	0	39,270
4/22/2014		77,000	0	77,000		4/22/2014		0	0	0			39,270		39,270		39,270	0	39,270
5/20/2014		51,370	0	51,370		5/20/2014		25,630	0	25630			26,199		26,199		26,199	0	26,199
[Illegible]		0	0	0		6/20/2014		0	0	0			0		0		0	0	0
6/30/2014		0	19,808,261	19,808,261		6/30/2014		0	4,524,387	4,524,387			0	4,887,744	4,887,744		4,887,744	2,325,625	[Illegible]
7/30/2014		0	0	0		7/30/2014		0	0	0			0		0		0	0	0
8/31/2014		0	0	0		8/31/2014		0	0	0			0		0		0	0	0
9/30/2014		0	0	0		9/30/2014		0	0	0			0		0		0	0	0
10/31/2014		0	0	0		10/31/2014		0	0	0			0		0		0	0	0
11/30/2014		0	0	0		11/30/2014		0	0	0			0		0		0	0	0
12/31/2014		0	0	0		12/31/2014		0	0	0			0		0		0	0	0
	(9,419,000)	1,393,073	19,808,261	11,782,334			(4,271,250)	25,630	4,524,387	278,767		(4,803,690)	710,467	4,887,744	794,521		794,521	2,325,625	3,120,147

IRR				63.5%						13.0000%					10.0000%				35.9%
EM				2.25	x					0.01	x				1.17	x			1.65	x
Profit				11,782,334						278,767					794,521				3,120,147

Exhibit O

PENDING LAWSUITS

NONE

Exhibit P

OPTION/INDEMNIFICATION AGREEMENTS

[ATTACHED ON FOLLOWING PAGES]

OPTION TO PURCHASE CONDOMINIUM UNIT

THIS OPTION TO PURCHASE (hereinafter “Agreement”) is entered into this 21st day of July 2013 by and between Ann Marie Mulligan & Florence M. Hall (hereinafter “Owners”) and WAYPOINT ENDERS OWNER, LLC, a Delaware limited liability company (hereinafter “Purchaser”).

WHEREAS, Owners own a condominium unit located at , 4216 Centergate Lane #103 Winter Park Florida 32814, being Unit #20-103 (the “Unit”) of Enders Place at Baldwin Park, A Condominium (the “Condominium”), according to the Declaration of Condominium recorded in Official Records book 8664, Page 4447, of the Public Records of Broward County, Florida; and

WHEREAS, Purchaser is desirous of purchasing the Unit and Owners are willing to grant Purchaser an option to purchase the Unit; and

WHEREAS both parties mutually agree to enter into this Agreement and this Agreement is intended to be the full and complete understanding between the parties with respect to Purchaser’s right to purchase the Unit and Purchaser’s and Owners obligations with respect to the Unit, as more particularly described herein.

NOW THEREFORE, for and in consideration of the mutual covenants contained herein the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows;

1.     Recitals. The foregoing recitals are incorporated herein as true and accurate.

2.     Option. Owners grant an option to Purchaser to purchase the Unit for the sum of Ten Dollars ($10.00), subject to the existing mortgage on the Unit. This option is granted in consideration of (a) the payment by Purchaser to Owners of Five Thousand Dollars ($5,000.00) upon the execution of this Agreement and (b) the indemnification set forth below.

3.     Owner’s Obligation. During the “Option Period” Owners shall keep current in the payment of all expenses and routine maintenance and utilities with respect to the Unit.

4.     Option Period. Purchaser shall have the option, but not the obligation, to purchase the Unit up to and including the date of November 30, 2013 (“Option Period”).

5.     Assignment of Rights. Owners hereby assign and grant to Purchaser all voting rights with respect to the Unit, including but not limited to the right to vote the Unit for a plan to terminate the condominium in which the Unit is situated. Owners shall promptly deliver to Purchaser a proxy in this regard upon request.

Owners hereby expressly grant to Purchaser the, right to contact and negotiate with the mortgagee (“Mortgagee”) that holds the mortgage that encumbers the Unit (“Mortgage”) for a reduction in the amount to pay off such mortgage and receive a satisfaction thereof.

1

6.     Indemnification. Provided Purchaser exercises the Option and closes upon the purchase of the Unit, Purchaser shall indemnify and hold Owners harmless from and against any claim or action by the Mortgagee that the amount due under the Mortgage (and the promissory note it secures) has not been paid in full. This provision shall survive the closing of the purchase of the Unit pursuant to the exercise of the Option.

7.     Manner of Exercising Option. At any point following the execution of this Agreement but no later than sixty (60) days prior to the expiration of the Option Period, Purchaser may provide written notice to Owner of its intention to exercise its option to purchase the Unit as more particularly described herein. Said notice shall be accompanied by a Contract in the form attached hereto as Exhibit A signed by Purchaser and with the information regarding the Purchase Price, closing date, etc. properly completed. Said notice shall be deemed effective if in writing and provided by email, facsimile, email, registered or certified mail or private courier such as DHL or Federal Express with proof of receipt that the written exercise of the option has been received by the Owners. If Purchaser effectively exercises its option to purchase the Unit, the dosing shall occur no later than forty-five (45) days following the date upon which the option was exercised. Closing Costs shall be apportioned as is normal and customary in real estate transactions in Orange County, Florida. Exercise of the option shall not be contingent upon any financing contingencies.

8.     Expiration of Option. If Purchaser fails to exercise its option as more particularly described herein or otherwise fails or refuses to perform its obligations as more particularly described herein, the option will expire and have no legal effect whatsoever.

9.     Florida Law and Merger. This Agreement shall be interpreted and construed in accordance with the laws of the State of Florida. All prior discussions and negotiations are merged into this Agreement and this Agreement is deemed to be the full and complete understanding between the parties with respect to the Agreement.

10.    Parties in Interest - Provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by, each of the parties to this Agreement, their respective heirs, executors, administrators, successors and assignees, if any.

11.    Dispute Resolution. If there is any dispute relating to the terms or enforcement of this Agreement, the parties agree to submit their dispute to non-binding mediation within sixty (60) days of said dispute arising as a precondition to any litigation. If litigation arises, jurisdiction shall exclusively lie in the state court having jurisdiction in Orange County, Florida. The prevailing party in any litigation shall be entitled to recover its reasonable attorney fees and costs both at the trial and appellate levels.

12.    Notices. All notices to Owners and Purchaser shall be sent to the addresses set forth below.

13.    Assignment. This Agreement is freely assignable by Purchaser.

14.    Proxy. Owners shall simultaneously herewith deliver to Purchaser a Limited Proxy in the form attached hereto as Exhibit B which grants to Purchaser the right to vote the Unit for the termination of the Condominium. In that regard Owners agree that they shall not take any action to stop or delay the termination.

2

15.    Waiver of Jury Trial. The respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with this Agreement, or for the enforcement of any remedy relating hereto under any statute, emergency or otherwise. The provisions of this section shall survive the closing or earlier termination of this Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement this 23rd day of July, 2013.

PURCHASER:	OWNERS:

WAYPOINT ENDERS OWNER, LLC	Ann Marie Mulligan & Florence M. Hall

By:	/s/ Eric Hade	By:	/s/ Ann Marie Mulligan

Print Name:	ERIC HADE	Print Name:	ANN MARIE MULLIGAN

Title:	AUTHORIZED SIGNATORY	By:	/s/ Florance M. Hall

Print Name:	FLORANCE M. HALL

Address:	3475 PIEDMONT RD, NE, SUITE 1640	Address:	4216 CENTER GATE LN UNIT 103
	Atlanta, Georgia 30305		ORLANDO FL 32814

3

OPTION TO PURCHASE CONDOMINIUM UNIT

THIS OPTION TO PURCHASE (hereinafter “Agreement”) is entered into this 24th day of July, 2013 by and between Joseph L. Reyes and Kelly R. Reyes (hereinafter “Owners”) and WAYPOINT ENDERS OWNER, LLC, a Delaware limited liability company (hereinafter “Purchaser”).

WHEREAS Owners own a condominium unit located at 4225 Fox Street #208, Orlando, Florida 32814, being Unit #27-208 (the “Unit”) of Enders Place at Baldwin Park, A Condominium (the “Condominium”), according to the Declaration of Condominium recorded in Official Records book 8664, Page 4447, of the Public Records of Broward County, Florida; and

WHEREAS, Purchaser is desirous of purchasing the Unit and Owners are willing to grant Purchaser an option to purchase the Unit; and

WHEREAS both parties mutually agree to enter into this Agreement and this Agreement is intended to be the full and complete understanding between the parties with respect to Purchaser’s right to purchase the Unit and Purchaser’s and Owners obligations with respect to the Unit, as more particularly described herein.

NOW THEREFORE, for and in consideration of the mutual covenants contained herein the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.     Recitals. The foregoing recitals are incorporated herein as true and accurate.

2.     Option. Owners grant an option to Purchaser to purchase the Unit, subject to the existing mortgage on the Unit. This option is granted in consideration of (a) the payment by Purchaser to Owners of Five Thousand Dollars ($5,000.00) upon the execution of this Agreement and (b) the indemnification set forth below.

3.     Owner’s Obligation. During the “Option Period” Owners shall keep current in the payment of all expenses and routine maintenance and utilities with respect to the Unit.

4.     Option Period. Purchaser shall have the option, but not the obligation, to purchase the Unit up to and including the date of December 31, 2013. (“Option Period”).

5.     Assignment of Rights. Owners hereby assign and grant to Purchaser all voting rights with respect to the Unit, including but not limited to the right to vote the Unit for a plan o terminate the condominium in which the Unit is situated. Owners shall promptly deliver to Purchaser a proxy in this regard upon request.

Owners hereby expressly grant to Purchaser the right to contact and negotiate with the mortgagee (“Mortgagee”) that holds the mortgage that encumbers the Unit (“Mortgage”) for a reduction in the amount to pay off such mortgage and receive a satisfaction thereof.

1

6.     Indemnification. Provided Purchaser exercises the Option and closes upon the purchase of the Unit or votes on the buyer’s behalf to terminate the condominium, Purchaser shall indemnify and hold Owners harmless from and against any claim or action by the Mortgagee that the amount due under the Mortgage (and the promissory note it secures) has not been paid in full. This provision shall survive the closing of the purchase of the Unit pursuant to the exercise of the Option.

7.     Manner of Exercising Option. At any point following the execution of this Agreement but no later than sixty (60) days prior to the expiration of the Option Period, Purchaser may provide written notice to Owner of its intention to exercise its option to purchase the Unit as more particularly described herein, Said notice shall be accompanied by a Contract in the form attached hereto as Exhibit A signed by Purchaser and with the information regarding the Purchase Price closing date, etc. properly completed. Said notice shall be deemed effective If in writing and provided by email, facsimile, email, registered or certified mail or private courier such as DHL or Federal Express With proof of receipt that the written exercise of the option has been received by the Owners. If Purchaser effectively exercises its option to no later than sixty (60) days following the date upon which the option was exercised. Closing Costs shall be appointed as is normal and customary in real estate transactions in Orange County, Florida. Exercise of the option shall not be contingent upon any financing contingencies.

8.     Expiration of Option. If Purchaser fails to exercise its option as more particularly described herein or otherwise fails or refuses to perform its obligations as more particularly described herein, the option will expire and have no legal effect whatsoever.

9.     Florida Law and Merger. This Agreement shall be interpreted and construed in accordance with the laws of the State of Florida. All prior discussions and negotiations are merged into this Agreement and this Agreement is deemed to be the full and complete understanding between the parties with respect to the Agreement.

10.    Parties in Interest - Provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by, each of the parties to this Agreement, their respective heirs, executors, administrators, successors and assignees, if any.

11.    Dispute Resolution. If there is any dispute relating to the terms or enforcement of this Agreement the parties agree to submit their dispute to non-binding mediation within sixty (60) days of said dispute arising as a precondition to any litigation. If litigation arises, jurisdiction shall exclusively lie in the state court having jurisdiction in Orange County, Florida. The prevailing party in any litigation shall be entitled to recover its reasonable attorney fees and costs both at the trial and appellate levels.

12.    Notices. All notices to Owners and Purchaser shall be sent to the addresses set forth below.

13.    Assignment. This Agreement is freely assignable by Purchaser.

14.    Proxy. Owners shall simultaneously herewith deliver to Purchaser a Limited form attached hereto as Exhibit B which grants to Purchaser the right to vote the Unit for the termination of the Condominium. In that regard Owners agree that they shall not take any action to stop or delay the termination.

2

15.    Waiver of Jury Trial. The respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with this Agreement, or for the enforcement of any remedy relating hereto under any statute, emergency or otherwise. The provisions of this section shall survive the closing or earlier termination of this Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement this 24th day of July, 2013.

PURCHASER:	OWNERS:
WAYPOINT ENDERS OWNER, LLC	Joseph L. Reyes and Kelly R. Reyes

By:	/s/ Eric Hade	By:	/s/ Joseph L. Reyes
Print:	ERIC HADE	Print:	Joseph L. Reyes
Name:		Name:
Title:	AUTHORIZED SIGNATORY	By:	/s/ Kelly R. Reyes

Print:	Kelly R. Reyes
Name:

Address:	3475 PIEDMOUNT RD, NE	Address:	4225 FOX ST. UNIT 208
	SUITE 1640		ORLANDO, FL 32814
ATLANTA, GA 30305

3

Exhibit B

LIMITED PROXY

The undersigned, owner(s) or designated voter of Unit #27-208 in Enders Place at Baldwin Park, a Condominium, appoint(s) WAYPOINT ENDERS OWNER, LLC, a Delaware limited liability company.

(or the President of the Association if no name if filled in) as my proxy holder to attend the Meeting of Enders Place at Baldwin Park Condominium Association, Inc. to be held on _________, 2013, at ____ p.m. at ________________, Florida. The proxy holder named above has the authority to vote and act for me to the same extent that I would if personally present, with full power of substitution, except that my proxy holder’s authority is limited as indicated below:

GENERAL POWERS (You may choose to grant general powers, limited powers or both. Please place your Initials on the line before “General Powers” below if you want your proxy holder to vote on other issues which may come up at the meeting and for which a limited proxy is not required).

☒      General Powers. I authorize and instruct my proxy to use his or her best judgment on all other matters which property come before the meeting and for which a general power may be used.

LIMITED POWERS (FOR YOUR VOTE TO BE COUNTED ON THE FOLLOWING ISSUE, YOU MUST INDICATE YOUR PREFERENCE IN THE BLANK(S) PROVIDED BELOW).

I SPECIFICALLY AUTHORIZE AND INSTRUCT MY PROXYHOLDER TO CAST MY VOTE IN REFERENCE TO THE FOLLOWING MATTER AS INDICATED BELOW:

1.)	☒ FOR ☐ AGAINST	The Plan of Termination of Enders Place at Baldwin Park, a Condominium

/s/ Joseph L. Reyes /s/ Kelly R. Reyes
SIGNATURE(S) OF OWNER(S) OR DESIGNATED VOTER

Dated:	7/23/2013

SUBSTITUTION OF PROXYHOLDER

The undersigned, appointed as proxy holder above, designates ________________ to substitute for me in voting the proxy set forth above.

Date:
Signature of proxy holder

OPTION TO PURCHASE CONDOMINIUM UNIT

THIS OPTION TO PURCHASE (hereinafter “Agreement”) is entered into this 12th day of August, 2013 by and between Michael Gibbons and Ivana Gibbons (hereinafter “Owners”) and WAYPOINT ENDERS INVESTORS, LP, a Delaware limited partnership (hereinafter “Purchaser”).

WHEREAS, Owners own a condominium unit located at 4265 Centergate Lane, Orlando, Florida 32814, being Unit 12-101 (the “Unit”) of Enders Place at Baldwin Park, A Condominium (the “Condominium”), according to the Declaration of Condominium recorded in Official Records book 8664, Page 4447, of the Public Records of Orange County, Florida, and

WHEREAS, Purchaser Is desirous of purchasing the Unit and Owners are willing to grant Purchaser an option to purchase the Unit; and

WHEREAS, both parties mutually agree to enter into this Agreement and this Agreement is intended to be the full and complete understanding between the parties with respect to Purchaser’s right to purchase the Unit and Purchaser’s and Owner’s obligations with respect to the Unit as more particularly described in this Agreement.

NOW THEREFORE, for and in consideration of the mutual covenants contained herein the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows;

1.     Recitals. The foregoing recitals are incorporated herein as true and accurate.

2.     Option. Owners grant an option to Purchaser to purchase the Unit for the sum of Ten Dollars ($10.00), subject to the existing mortgage on the Unit. This option is granted in consideration of (a) the payment by Purchaser to Owners of Five Thousand Dollars ($5,000.00) upon the execution of this Agreement and (b) the indemnification set forth below.

3.     Owner’s Obligation. During the “Option Period” Owners shall keep current in the payment of all expenses and routine maintenance and utilities with respect to the Unit.

4.     Option Period. Purchaser shall have three (3) years from the date of this Agreement (“Option Period”) to purchase and close on the Unit. Provided, however, if, prior to Purchaser purchasing and closing on the Unit, title to the Unit is transferred pursuant to an approved Plan of Termination of the Condominium, then Purchaser agrees to assume the indemnification obligations set forth below in Section 6 including 6.1 through 6,4, At any closing of the transfer of the Unit pursuant to this section 4, Owners shall pay the sum of $1200.00 to Purchaser and Purchaser shall then be solely liable and accountable to the current tenant of the Unit, Jeremy Palma, for the return of the deposit in accordance with Florida law and the provisions of the lease agreement between Jeremy Palma and Purchaser (“Lease”). Owners represent and warrant that attached hereto as Exhibit A is a true and correct copy of the Lease which has expired and tenant Is on a month to month basis where tenant has timely made all monthly payments of $1200.00 for the past 10 months.

1

5.     Assignment of Rights. Owners hereby assign and grant to Purchaser all voting rights with respect to the Unit, including but not limited to the right to vote the Unit for a plan to terminate the Condominium and further expressly grant to Purchaser the right to contact and negotiate with the mortgagee or its servicing agent (collectively, “Mortgagee”) that owns and holds the Note and the mortgage that encumbers the Unit (“Mortgage”) as of the date hereof which secures a promissory note (“Note”), in the original principal amount of $265,500 for a reduction in the amount to pay off such Mortgage and receive a satisfaction thereof and of the related Note. Provided, however, the Purchaser shall not negotiate a short sale or payoff figure with the Mortgagee of the Unit for less than the sum of $167,000.00, Owners are simultaneously herewith delivering to Purchaser a proxy in the form attached hereto as Exhibit C which grants to Purchaser the right to vote in favor of the termination of the Condominium. Owners hereby grant Purchaser the right to complete the proxy by filling in the date of the meeting.

6.     Indemnification. Upon the earlier to occur of (a) Purchaser’s closing on the Unit pursuant to Section 4 above or (b) the transfer of title to the Unit pursuant to an approved Plan of Termination of the Condominium, Purchaser agrees to defend, indemnify and hold Owners harmless with respect to any deficiency claim, lawsuit, arbitration or other monetary claim(s) (collectively, “Lawsuit”) asserted by the Mortgagee pursuant to the Note, Mortgage and other loan documents evidencing or securing the Note. Purchaser agrees to be wholly responsible to the Owners for the difference in amount between any short sale or satisfaction of Mortgage and Note price negotiated by Purchaser (consistent with this Agreement) and the outstanding Mortgage and Note principal balance (“Principal Balance”). During negotiations between Purchaser and Mortgagee, Purchaser shall use commercially reasonable efforts to obtain from the Mortgagee a general release of the Owners from any deficiency claim assertable by the current Mortgagee and Note holder against Owners, jointly or severally, arising out of or related to the prior execution by Owners of the Note, Mortgage and loan documents evidencing or securing the Note.

       6.1    In the event Purchaser successfully negotiates a short sale or satisfaction of the Mortgage and Note for an amount less than the Principal Balance but is unable to secure a general release in favor of the Owners from the Mortgagee and Note holder, then Purchaser shall defend, indemnify and hold Owners harmless from any subsequent Lawsuit filed by or on behalf of Mortgagee and/or Note holder against Owners seeking to collect deficiency amounts claimed to be due from Owners related to the Note. Owners shall provide Purchaser with a copy of the summons, complaint, or arbitration demand for the Lawsuit within five (5) business days following service of process of such Lawsuit. Within ten (10) days of receipt of a copy of any such Lawsuit provided to Purchaser by Owners, Purchaser shall advise Owners of the identity and contact information for the law firm that Purchaser has retained to defend the interests of Owners In any such Lawsuit.

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       6.2    Prior to Purchaser disposing of all or substantially all of its assets in connection with any future sale or assignment, in the event that Purchaser has failed to (i) obtain a general release of Owners from the Mortgagee/Note holder and/or the servicing agent and (ii) pay to Owners any additional federal income tax liability in accordance with section 6.3 below, then Purchaser shall be obligated to place in escrow the sum of $100,000.00 (“the “Escrow”) with First American Title Company to secure the indemnity obligations set forth herein. The Escrow may be used by Owners to obtain a general release from Mortgagee and Note holder in the event Purchaser defaults on its obligations set forth in this Agreement. The Escrow shall be returned to Purchaser or its assignee upon (i) evidence of satisfaction in full of the Note, (ii) delivery to Owners of a general release executed by Mortgagee/Note holder and payment by Purchaser to Owners of any additional federal income tax owed by Owners to the IRS pursuant to the terms of section 6.3 below or (iii) the passage of 5 years from the closing date of any short sale applicable to the Note and Mortgage, whichever occurs first.

       6.3    In connection with any short sale or general release in favor of Owners obtained by Purchaser from Mortgagee related to the satisfaction of the Note and Mortgage for an amount less than the Principal Balance, Purchaser shall be responsible to Owners for payment of any additional income tax liability incurred by Owners solely as a result of issuance by Mortgagee of a Form 1099-C attributing forgiveness of debt income to Owners related to the Unit. In this regard, Owners after receiving a Form 1099-C from Mortgagee, shall provide Purchaser with a copy of such Form 1099-C and two (2) unsigned income tax returns prepared using Quicken Tax software. The two forms shall include all income received by Owners and deductions claimed by Owners during the applicable tax year and be identical with the exception that one of the two forms shall include the income attributed to Owners as reflected in the Form 1099-C and one tax return shall not. Purchaser shall, within 10 days of submission by Owners to Purchaser of the two completed and unsigned tax return forms, pay directly to Owners the difference in federal Income taxes owed by Owners as a result of inclusion of the additional Form 1099-C Income. Purchaser agrees to keep the tax return information and documentation provided by Owners strictly confidential.

6.4   The provisions of this Section 6 shall survive until that date that is five (5) years following the closing of the acquisition of the Unit by Purchaser, five (5) years following termination of the Condominium or five (5) years following the closing of the short sale of the Note and Mortgage, whichever is later.

7.     Manner of Exercising Option. At any point following the execution of this Agreement but no later than fifteen (15) days prior to the expiration of the Option Period, Purchaser may provide written notice to Owner of its intention to exercise Its option to purchase the Unit as more particularly described herein. Said notice shall be accompanied by a Contract in the form attached hereto as Exhibit B signed by Purchaser and with the information regarding the Purchase Price, closing date, etc. properly completed. Said notice shall be deemed effective if in writing and provided by email, facsimile, registered or certified mail or private courier such as DHL or Federal Express with proof of receipt that the written exercise of the option has been received by the Owners. If Purchaser effectively exercises its option to purchase the Unit, the closing shall occur no later than thirty (30) days following the date upon which the option was exercised. Purchaser shall be responsible for all closing costs. Exercise of the option shall not be contingent upon any financing contingencies.

8.     Expiration of Option. If Purchaser fails to exercise its option as more particularly described herein or transfer of title to the Condominium is not effected pursuant to an approved Plan of Termination of the Condominium , the option will expire and have no legal effect whatsoever.

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9.     Florida Law and Merger. This Agreement shall be interpreted and construed in accordance with the laws of the State of Florida. All prior discussions and negotiations are merged into this Agreement and this Agreement is deemed to be the full and complete understanding between the parties with respect to the Agreement.

10.    Parties in Interest - Provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by, each of the parties to this Agreement, their respective heirs, executors, administrators, successors and assignees, if any.

11.    Dispute Resolution. If there is any dispute relating to the terms or enforcement of this Agreement, the parties agree to submit their dispute to non-binding mediation within thirty (30) days of said dispute arising. If litigation arises, jurisdiction shall exclusively lie in the state court having jurisdiction in Orange County, Florida, The prevailing party in any litigation shall be entitled to recover its reasonable attorney fees and costs both at the trial and appellate levels.

12.    Notices. All notices to Owners and Purchaser shall be sent to the addresses set forth below.

13.    Assignment. This Agreement Is freely assignable by Purchaser, provided, however, in the event of any such assignment, Purchaser shall remain primarily liable for the obligations set forth herein at Section 6 including subsections 6.1 through 6,4. Provided further that in the event Purchaser sells, assigns or transfers all or substantially all of its assets, then Purchaser shall contract with the assignee/transferee entity for that entity to be jointly and severally liable with Purchaser for the performance of the indemnity obligations as set forth in Section 6 including subsections 6.1 through 6.4.

14.    Intentionally Deleted.

15.    Waiver of Jury Trial. The respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with this Agreement, or for the enforcement of any remedy relating hereto under any statute, emergency or otherwise, The provisions of this section shall survive the closing or earlier termination of this Agreement.

16.    In the event of any conflict or inconsistency between the terms of this Agreement 2nd the terms of any Exhibit attached hereto, the terms of this Agreement shall govern 2nd control.

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IN WITNESS WHEREOF, the parties have executed this Agreement this 13 day of August, 2013.

PURCHASER:	OWNERS:

WAYPOINT ENDERS INVESTORS, LP	Michael R. Gibbons and Ivana D. Gibbons

By:	/s/ Eric Hade	/s/ Michael R. Gibbons

Print Name:	ERIC HADE	Print Name:	Michael R. Gibbons
Title:	Authorized Signatory

Address:	/s/ Ivana D. Gibbons
	Print Name:	Ivana D. Gibbons

	Address:	2161 Snow Road, Orlando, FL 32814.

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EXHIBIT A

RESIDENTIAL LEASE FOR UNIT IN CONDOMINIUM OR COOPERATIVE

WARNING: IT IS VERY IMPORTANT TO READ ALL OF THE LEASE CAREFULLY.

THE LEASE IMPOSES IMPORTANT LEGAL OBLIGATIONS.

I.	TERM AND PARTIES. This is a lease (“the Lease”) for a period of twelve (12) months (the “Lease Term”), beginning on September 1, 2011 and ending on August 31, 2012, between MICHAEL R. GIBBONS and IVANA D. GIBBONS, Owners of the Properly, and JEREMY PALMA hereinafter called “Tenant”.

II.	PROPERTY RENTED. Landlord leases to Tenant unit no. 101 in the building located al 4265 Centergate Lane, part of the Enders Place at Baldwin Park Condominium, Orlando, Florida, 32814.

Together with the following furniture and appliances: Refrigerator, Oven, Microwave, Dishwasher, Washer and Dryer.

III.	COMMON AREAS. Landlord grants to Tenant permission to use, along with others, the common areas of the building and the development of which the Premises are a part.

IV.	RENT PAYMENTS AND CHARGES. Tenant acknowledge and agree to pay to Landlord Fourteen Thousand Four Hundred and No/100 Dollars ($14,400.00) and shall pay said rent for the Premises in installments of $1,200.00 each (the “Lease Payment”) on the 1st day of each month during the Lease Term beginning on October 1, 2011 as qualified by paragraph V. below. (A “Rental Installment Period, as used in the Lease, shall be a month). Tenant shall pay the rent and all other charges required to be paid under the Lease by cash, valid check, electronic funds transfer or money order. Landlord may appoint an agent to collect the Lease Payment and to perform Landlord s obligations.

V.	DEPOSITS, ADVANCE RENT, AND LATE CHARGES. Tenant shall pay: first month’s rent upon execution of this Lease; a security deposit in the sum of $1,200.00 payable by no later than August 25, 2011; a late charge in the amount of $150.00 for each Lease Payment made more than five (5) days after the date it is due; a bad check fee in the amount of $90.00 if Tenant makes any Lease Payment with a bad check, Further, if Tenant makes any Lease Payment with a bad check, Landlord can require Tenant to pay all future Lease Payments in cash or by money order.

VI.	SECURITY DEPOSITS AND ADVANCE RENT. If Tenant has paid a security deposit or advance rent the following provisions apply:

A.	Landlord shall hold the money in a noninterest bearing account in a Florida banking institution for the benefit of the Tenant. Landlord cannot mix such money with any other funds of Landlord or pledge, mortgage, or make any other use of such money until the money is actually due to Landlord; or

B.	Landlord must post a surety bond in the manner allowed by law. If Landlord posts the bond, Landlord shall pay Tenant 5% interest per year. At the end of the Lease, Landlord will pay Tenant, or credit against rent, the interest due Tenant. No interest will be due Tenant if Tenant wrongfully terminates the Lease before the end of the Lease Term.

VII.	NOTICES. MICHAEL GIBBONS is Landlord’s Agent. All notices to Landlord and all Lease Payments must be sent to Landlord’s Agent at 2161 Snow Road, Orlando, Florida 32814, unless Landlord gives Tenant written notice of a change. Landlord’s Agent may perform inspections on behalf of Landlord, All notices to Landlord shall be given by certified mail, return receipt requested, or by hand delivery to Landlord.

Any notice to Tenant shall be given by certified mail, return receipt requested, or delivered to Tenant at the Premises, If Tenant is absent from the Premises, a notice to Tenant may be given by leaving a copy of the notice at the Premises.

VIII.	USE OF PREMISES. Tenant shall use the Premises only for residential purposes, Tenant shall obey and require anyone on the Premises to obey all laws and any covenants and restrictions that apply to the Premises, Landlord will give Tenant notice of any restrictions that apply to the Premises.

The Premises are located in a condominium development. The Lease and Tenant’s rights under the Lease shall be subject to all terms, conditions, provisions and restrictions set out in the Declaration of Condominium, the plat and restrictions, rules and regulations as now exist or may be adopted, modified, amended or repealed by the governing association during the Lease Term. Tenant acknowledges and agrees he has received and read all such covenants and restrictions.

Tenant acknowledges that the governing association may adopt, modify, amend or repeal rules and regulations for the use of the common areas and the Premises during the Lease Term.

*	Tenant may not keep or allow pets or animals on the Premises without Landlord approval of the pet or animal in writing, Tenant shall not keep any dangerous or flammable items that might increase the danger of fire or damage on the Promises without the Landlord’s written consent, Tenant shall not create any environmental hazards on or about the Premises.

*	Tenant shall not destroy, damage, impair or remove any part of the Premises belonging to Landlord, nor permit any person to do so.

*	Tenant may not make any alteration or improvement to the Premises without first obtaining Landlord’s written consent to such alteration or improvement.

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*	Tenant must act and require all other persons on the Premises to act in a manner that does not unreasonably disturb any neighbors or constitute a breach of the peace.

IX.	MAINTENANCE. Landlord and Tenant agree that the maintenance of the Premises must be performed by the person indicated below:

A.	Structural and Building Codes. Landlord and Tenant acknowledge that the maintenance of the structural elements and common areas is performed by the condominium association as part of the common area maintenance, Landlord shall assure that the association complies with applicable building, housing and health codes relating to the Premises. If there are no applicable building, housing or health codes, Landlord shall assure that the association maintains and repairs the roofs, porches, windows, exterior walls, screens foundations, floors, structural components and steps and keeps the plumbing in reasonable working order. Landlord will be responsible for the maintenance of any items listed above for which the association is not responsible.

*	B.	Elective Maintenance, Fill in each blank space in this section with the letter “L” for Landlord or the letter “T” for Tenant, to show who will take care of the item noted, If a space is left blank, Landlord will be required to take care of that item.

T	Smoke Detectors	L	Running Water	L	Appliances

T	Extermination of rats,	L	Hot Water	L	Fixtures
Mice, ronches, nuts, wood
	Destroying organisms & bedbugs	n/a	Lawn	L	Heat & Air Cond
n/a	Pool (including filters.	L	Locks & Keys	L	Clean & Safe condition
	Machinery & Equipment				of outside areas

T	Heating & Air Cond Filters	T	Furniture	T	Garbage Removal & outside
Receptneles

T   TENANT MUST CHANGE A/C FILTER EVERY 30 DAYS

*	Tenant’s responsibility, if any, indicated above, shall not include major maintenance of equipment, Landlord shall be responsible for major maintenance or major replacement of equipment, except for equipment for which Tenant has accepted responsibility for major maintenance or major replacement in the previous paragraph.

Major maintenance or major replacement means and is defined as a repair or replacement that costs more than Two Hundred ($200.00) dollars.

Nothing in this section makes Landlord responsible for any condition created or caused by the negligent or wrongful act or omission of Tenant, any member of Tenant s family, or any other person on the Premises with Tenant’s consent.

C.	Tenant’s Required Maintenance, At all times during the Lease Term, Tenant shall:
1.	Comply with all obligations imposed upon tenants by applicable provisions of building, housing and health codes;
2.	keep the Premises clean and sanitary;
3.	remove all garbage from the dwelling unit in a clean and sanitary manner;

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4.	keep all plumbing fixtures in the dwelling unit clean, sanitary and in repair; and
5.	use and operate all facilities on the Premises in a reasonable manner, including all electrical, plumbing sanitary, heating, ventilating, air conditions and other facilities and appliances , including elevators.

X.	UTILITIES. Tenant shall pay all charges for hook-up, connection and deposit for providing all utilities and utility services (including electric, alarm, phone and cable) to Premises during this Lease.

XI.	LANDLORD’S ACCESS TO PREMISES. Landlord or its Agent may enter the Premises in the following circumstances:
A.	At any time for the protection or preservation of the Premises.

B.	After reasonable notice to Tenant at reasonable times for the purpose of repairing the Premises.

C.	To inspect the Premises; make necessary or agreed-upon repairs, decorations, alterations, or improvements; supply agreed services; or exhibit the Premises to prospective or actual purchasers, mortgagees, tenants, workers, or contractors under any of the following circumstances:
1.	with Tenant’s consent;
2.	in case of emergency;
3.	when Tenant unreasonably withholds consent; or
4.	if Tenant is absent from the Premises for a period of at least fifteen (15) consecutive days, (If the rent payment is current and Tenant notifies Landlord of an intended absence, then Landlord may enter only with Tenant’s consent or for the protection or preservation of the Premises.)

XII.	PROHIBITED ACTS OF LANDLORD.
A.	Landlord cannot cause, directly or indirectly, the termination or unreasonable interruption of any utility service furnished to Tenant, including, but not limited to, water, heat, light, electricity, gas, elevator, garbage collection or refrigeration (whether or not the utility service is under the control of, or payment is made by, Landlord).

B.	Landlord cannot prevent Tenant’s access to the Premises by any means, including but not limited to, changing the locks or using any boot lock or similar device, provided that Tenant is not in default of its rent/leas payments or other default set out herein.

C.	Landlord cannot remove the outside doors, locks, roof, walls or windows of the Premises except for purposes of maintenance, repair, or replacement, provided that Tenant is not in default of its rent/leas payments or other default set out herein. Landlord cannot remove Tenant’s personal property from the Premises unless the action is taken after surrender, abandonment, or a lawful eviction or default of this Agreement. If provided a written agreement separate from the Lease, upon surrender or abandonment by Tenant, Landlord shall not be liable or responsible for storage or disposition of Tenant’s personal property. (For the purposes of this section, abandonment means Tenant is absent from the Premises for at least fifteen (15) days without paying rent or giving Landlord reasonable notice of Tenant’s absence.)

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XIII.	CASUALTY DAMAGE. If the Premises are damaged or destroyed other than by wrongful or negligent acts of Tenant or persons on the Premises with Tenant’s consent, so that the use of the Premises is substantially impaired, Tenant may terminate the Lease within 30 days after the damage or destruction and Tenant will immediately vacate the Premises. If Tenant vacates, Tenant is not liable for rent that would have been due after the date of termination, Tenant may vacate the part of the Premises rendered unusable by the damage or destruction, in which case Tenant s liability for rent shall be reduced by the fair rental value of the part of the Premises that was damaged or destroyed.

XIV.	DEFAULT.
A.	Landlord’s Default. Except as noted below, Landlord will be in default if Landlord fails to comply with Landlord’s required maintenance obligations under Section IX(A) or fails to comply with other material provisions of the Lease and such failure continues for more than 7 days after Tenant delivers written Notice to Landlord advising Landlord how it has violated the Lease.

If Landlord’s failure to comply is due to causes beyond Landlord’s control and if Landlord has made, and continues to make, every reasonable effort to correct the problem, the Lease may be altered by the parties as follows:

1.	If Landlord’s failure to comply makes the Premises uninhabitable and Tenant vacates, Tenant shall not be liable for rent during the period the Premises remains uninhabitable.
2.	If Landlord’s failure to comply does not make the Premises uninhabitable and Tenant continues to occupy the Premises, the rent for the period of noncompliance will be reduced by an amount in proportion to the loss of rental value caused by the noncompliance.

B.	Tenant’s Default. Tenant will be in default if any of the following occur:
1.	Tenant fails to pay rent when due and the default continues for 3 days, excluding Saturday, Sunday and legal holidays, after delivery of written demand by Landlord for payment of the rent or possession of the Premises.
2.	Tenant fails to perform its obligations under the Lease, and the failure is such that Tenant should not be given an opportunity to correct it or the failure occurs within 12 months of a written warning by Landlord of a similar failure. Examples of such failures which do not require an opportunity to correct include, but are not limited to, destruction, damage or misuse of Landlord’s or other Tenant’s property by an intentional act or a subsequent or continued unreasonable disturbance.

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3.	Except as provided above, Tenant fails to perform any other obligation under the Lease and the default continues for more than 7 days after delivery of written notice to Tenant from Landlord specifying the default.

C.	Waiver of Default, If Landlord accepts rent knowing of Tenant’s default or accepts performance by Tenant of any provision of the lease different from the performance required by the Lease, or if Tenant pays rent knowing of Landlord s default or accepts performance by Landlord of any provision of the Lease different from the performance required by the Lease, the party accepting the rent or performance or making the payment shall not have the right to terminate the Lease or to bring a lawsuit for that default, but may enforce any later default.

XV.	REMEDIES AND DEFENSES.
A.	Tenant’s Remedies.
1.	If Landlord has defaulted under the Lease and if Tenant has given Landlord a written notice describing the default and Tenant’s intention to withhold rent if the default is not corrected within 7 days, Tenant may withhold an amount of rent equal to the loss in rental value caused by the default. If Tenant’s notice advises Landlord that Tenant intends to terminate the Lease if the default is not cured with 7 days and the default is not cured within the 7 days, Tenant may terminate the Lease.
2.	If Tenant has given the notice referred to in subparagraph (1) above, and if Landlord has not corrected the default within 7 days, Tenant may, in addition to withholding the applicable amount of rent, file a lawsuit in county court to require Landlord to correct the default and for damages.
3.	If Landlord’s default makes the Premises uninhabitable, and if Tenant has given Landlord a notice describing the default and informing Landlord that Tenant intends to terminate the Lease, then if Landlord does not cure the default within the 7 day period, Tenant may terminate the Lease at the end of the 7 days.
4.	If Landlord violates the provisions of Section XII, Landlord shall be liable to Tenant for actual damages for such violation.

B.	Landlord’s Remedies.
1.	If Tenant remains on the Premises after expiration or termination of the Lease without Landlord’s permission, Landlord may recover possession of the Premises in the manner provided for by law. Landlord also may recover double rent for the period during which Tenant refuses to vacate the Premises.
2.	If Tenant defaults under the Lease by failing to pay rent as set forth in Section XIV(B)(1), Landlord may terminate Tenant’s rights under the Lease and Tenant shall vacate the Premises immediately. If Tenant defaults under the Lease for any other reason, as set forth in Sections XIV(B)(2) or (3) above, Landlord may terminate Tenant’s rights under the Lease and Tenant shall vacate the Premises within 7 days of delivery of the Notice of Termination.

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3.	If Tenant fails to cure a default within the time specified in the notice to Tenant, Landlord may recover possession of the Premises as provided by law.
4.	Landlord shall nor recover possession of the Premises except:
a.	in a lawsuit for possession;
b.	when Tenant has surrendered possession of the Premises to Landlord; or
c.	when Tenant has abandoned the Premises. Absent actual knowledge of abandonment, the Premises shall be considered abandoned if Tenant is absent from Premises tor at least 15 days and the rent is NOT current, and Tenant has not notified Landlord in writing, of an intended absence.
5.	If Tenant has defaulted under the Lease and Landlord has obtained a writ of possession, if Tenant has surrendered possession of the Premises to Landlord, or if Tenant has abandoned the Premises, Landlord may:
a.	treat the Lease as terminated, retake possession for Landlord’s own account, and any further liability of Tenant will be ended;
b.	retake possession of the Premises for Tenant’s account, Tenant will remain liable for the difference between rent agreed to be paid under the Lease and rent Landlord is able to recover in good faith from a new tenant; or
c.	do nothing, and tenant will be liable for the rent as it comes due.
6.	If Landlord retakes possession of the Premises for Tenant’s account, Landlord must make a good faith effort to re-lease the premises. Any rent received by Landlord as a result of the new lease shall be deducted from the rent due from Tenant. For purposes of this section, “good faith” in trying to re-lease the Premises means that Landlord shall use at least the same efforts to re-lease the Premises as were used in the initial rental or at least the same efforts as Landlord uses in attempting to lease other similar property. It does not require Landlord to give a preference in leasing the Premises over other vacant properties that Landlord owns or has the responsibility to rent.

C.	Other Remedies, Each party also may have other remedies available at law or in equity.

D.	Defenses. In a lawsuit by Landlord for possession of the Premises based upon nonpayment of rent or in a lawsuit by Landlord seeking to obtain unpaid rents, Tenant may assert as a defense Landlord’s failure to perform required maintenance, as set forth in Section IX(A) above, Landlord s failure to provide elective maintenance, as set forth in Section IX(B) above, shall not be a defense to any lawsuit by Landlord for possession of the Premises unless otherwise provided by the Lease or applicable law. Tenant may also raise any other defense, whether legal or equitable, that Tenant may have, including the defense of retaliatory conduct.

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E.	Payment of Rent to Court. In any lawsuit by Landlord for possession of the Premises, if Tenant raises any defense other than payment, Tenant must pay into the registry of the court the past due rent set forth in Landlord s complaint, or an amount determined by the court, and the rent which conies due during the lawsuit, ass it comes duo. Failure of Tenant to pay the rent into the registry of the court will be a waiver of Tenant’s defenses other than payment.

F.	Attorney’s Fees. In any lawsuit brought to enforce the Lease or under applicable law, the party who wins may recover its reasonable court costs and attorney’s fees from the party who loses.

XVI.	ASSIGNMENT AND SUBLEASING. Tenant may not assign the Lease or sublease all or any part of the Premises without first obtaining Landlord’s written approval and consent. Tenant and any guarantors shall remain liable and responsible for the lease payments for the balance of the Lease term.

XVII.	RISK OF LOSS. Landlord shall not be liable for any loss by reason of damage, injury, theft or otherwise, to the persons, contents, belongings and personal effects of the Tenant or Tenant’s family, agents, employees, guests or visitors located in or about the Premises, Landlord shall not be liable if such damage, injury, theft or loss is caused by Tenant, Tenant’s family, agents, employees, guests, or visitors. Nothing contained in this provision shall relieve Landlord or Tenant from responsibility for loss, damage or injury caused by its own negligence or willful conduct.

XVIII.	SUBORDINATION. The Lease is subordinate to the lien of any mortgage encumbering the fee title to the Premises from time to time.

XIX.	LIENS. Tenant shall not have the right or authority to encumber the Premises or to permit any person to claim or assert any lien for the improvement or repair of the Premises made by Tenant. Tenant shall notify all parties performing work on the Premises at Tenant’s request that the Lease does not allow any liens to attach to Landlord’s interest.

XX.	APPROVAL CONTINGENCY. The Lease is not conditioned upon approval of Tenant by the association that governs the Premises.

XXI.	RENEWAL, EXTENSION. The Lease can be renewed or extended only by a written agreement signed by both Landlord and Tenant.

XXII.	MISCELLANEOUS.
A.	Time is of the essence of the Lease.

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B.	The Lease shall be binding upon and for the benefit of the heirs, personal representatives, successors, and permitted assigns of Landlord and Tenant, (including Tenant’s shareholders and successors in interest), subject to the requirements specifically mentioned in the Lease. Whenever used, the singular numbers shall include the plural or singular and the use of any gender shall include all appropriate genders.

C.	The Agreements contained in the Lease set forth the complete understanding of the parties and may not be changed or terminated orally.

D.	No agreement to accept surrender of the Premises from Tenant will be valid unless in writing and signed by Landlord.

E.	All questions concerning the meaning, execution, construction, effect, validity, and enforcement of the Lease shall be determined pursuant to the laws of Florida.

F.	The place for filing any suits or other proceedings with respect to the Lease shall be in the county where the Premises is located.

G.	Landlord and Tenant will use good faith in performing their obligations under the Lease.

H.	Tenant’s initial payment of $1,200.00 upon Lease execution is a non-refundable payment, This Lease is contingent upon Tenant paying the security deposit specified in paragraph V. above by no later than August 25, 2011. If Tenant fails to timely pay the security deposit, this Lease shall immediately be null and void and Tenant shall forfeit the first month’s rent payment as liquidated damages.

THIS LEASE HAS BEEN EXECUTED BY THE PARTIES ON THIS ______ DAY OF _______ 2011.

LANDLORD:	TENANT:

MICHAEL R. GIBBONS	JEREMY PALMA

IVANA D. GIBBONS

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EXHIBIT B

“AS IS” Residential Contract

For Sale And Purchase

THIS FORM HAS BEEN APPROVED BY

THE FLORIDA REALTORS AND THE FLORIDA BAR

PARTIES:	(“Seller”),
and	(“Buyer”),

agree that Seller shall sell and Buyer shall buy the following described Real Property and Personal Property (collectively “Property”) pursuant to the terms and conditions of this AS IS Residential Contract For Sale And Purchase and any riders and addenda (“Contract”):

1.	PROPERTY DESCRIPTION:
(a)	Street address, city, zip: _________________________________________________________________________
(b)	Property is located in: _______________________ Country, Florida. Real Property Tax ID No: _______________
(c)	Legal description of the Real Property: _____________________________________________________________

____________________________________________________________________________________________

together with all existing Improvements and fixtures, Including built-in appliances, built-in furnishings and attached wall-to-wall carpeting and flooring (“Real property”) unless specifically excluded below.

(d)	Personal Property: The following Items owned by Seller and existing on the Property as of the date of the Initial offer are Included In the purchase (“Personal Property”): (I) range(s)/oven(s), dishwasher(s), disposal, ceiling fan(s), Intercom, light fixtures, rods, draperies and other window treatments, garage door openers, and security gate and other access devices; and (ii) those additional Items checked below. If additional details are necessary, specify below. If left blank, the Item below is not Included.

☐	Refrigerator(s)	☐	Smoke detector(s)	☐	Pool barrier/fence	☐	Storage shed
☐	Microwave oven	☐	Security system	☐	Pool equipment	☐	TV antenna/satellite dish
☐	Washer	☐	Window/wall a/c	☐	Pool heater	☐	Water softener/purifier
☐	Dryer	☐	Generator	☐	Spa or hot tub with heater	☐	Storm shutters and panels
☐	Stand-alone Ice maker			☐	Above ground pool

The only other items of Personal Property included in this purchase, and any additional details regarding Personal Property, If necessary, are: _____________________________________________________________________

Personal Property is Included in the Purchase Prlce, has no contributory value, and shall be left for the Buyer.

(e)	The following Items are excluded from the purchase: ________________________________________________

2.	PURCHASE PRICE (U.S. currency):		$___________________
	(a)	Initial deposit to be held in escrow In the amount of (checks subject to COLLECTION)	$___________________
The Initial deposit made payable and delivered to “Escrow Agent” named below
(CHECK ONE): ☐ accompanies offer or ☐ is to be made upon acceptance (Effective Date) or ☐ is to be made within ____ (if blank, then 3) days after Effective Date
Escrow Agent Information: Name: ___________________________________
Address: ___________________________________ Phone: ______________
E-mail: ____________________________________ Fax: ________________
	(b)	Additional deposit to be delivered to Escrow Agent within (If blank, then 3) days alter Effective Date
		(All deposits paid or agreed to be paid, are collectively referred to as the Deposit”)	$___________________
	(c)	Financing: Express as a dollar amount or percentage (“Loan Amount”) see Paragraph B	____________________
	(d)	Other: ____________________________________________________________	$___________________
	(e)	Balance to close (not Including Buyer’s closing costs, prepaids and prorations) by wire transfer or other COLLECTED funds	$___________________
NOTE: For the definition of “COLLECTION” or “COLLECTED” See STANDARDS.

3.	TIME FOR ACCEPTANCE OF OFFER AND COUNTER-OFFERS; EFFECTIVE DATE.
(a)	If not signed by Buyer and Seller, and an executed copy delivered to all parties on or before ________________, this offer shall be deemed withdrawn and the Deposit, If any, will be returned to Buyer. Unless otherwise stated, time for acceptance of any counter-offers shall be within 2 days after the day the counter-offer is delivered.
(b)	The effective date of this Contract will be the date when the last one of the Buyer and Seller has signed or initialed this offer or final counter-offer (“Effective Date”).
4	CLOSING DATE: Unless modified by other provisions of this Contract, the closing of this transaction shall occur and the closing documents required to be furnished by each party pursuant to this Contract shall be delivered (“Closing”) on ____________________ (“Closing Date”), at the time established by the Closing Agent.

Buyer’s Initials __________________	Page 1 of 10	Seller’s Initials __________________

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5.	EXTENSION OF CLOSING DATE:
(a)	If Closing funds from Buyer’s lender(s) are not available at time of Closing due to Truth In Lending Act (TILA) notice requirements, Closing shall be extended for such period necessary to satisfy TILA notice requirements, not to exceed 7 days.
(b)	If extreme weather or other condition or event constituting “Force Majeure” (see STANDARD G) causes: (I) disruption of utilities or other services essential for Closing, or (II) Hazard, Wind, Flood or Homeowners’ Insurance, to become unavailable prior to Closing, Closing will be extended a reasonable time up to 3 days after restoration of utilities and other services essential to Closing, and availability of applicable Hazard, Wind, Flood or Homeowners’ Insurance. If restoration of such utilities or services and availability of Insurance has not occurred within __________ (If left blank, 14) days after Closing Date, then either party may terminate this Contract by delivering written notice to the other party, and Buyer shall be refunded the Deposit, thereby releasing Buyer and Seller from all further obligations under this Contract.
7.	ASSIGNABILITY: (CHECK ONE) Buyer ☐ may assign and thereby be released from any further liability under this Contract; ☐ may assign but not be released from liability under this Contract; or ☐ may not assign this contract.

FINANCING

8.	FINANCING:
☐	(a)	Buyer will pay cash or may obtain a loan for the purchase of the Property. There is no financing contingency to Buyer’s obligation to close.
☐	(b)	This Contract is contingent upon Buyer obtaining a written loan commitment for a ☐ conventional ☐ FHA ☐ VA loan on the following terms within _____ (If blank, then 30) days after Effective Date (“Loan Commitment Date”) for: (CHECK ONE): ☐ fixed, ☐ adjustable, ☐ fixed or adjustable rate loan in the principal amount of $ _____________ or ________ % of the Purchase Price, at an Initial interest rate not to exceed ______ % (If blank, then prevailing rate based upon Buyer’s creditworthiness), and for a term of ______ years (“Financing”).

Buyer will make mortgage loan application for the Financing within ______ (If blank, then 5) days after Effective Date and use good faith and diligent effort to obtain a written loan commitment for the Financing (“Loan Commitment”) and close this Contract, Buyer shall keep Seller and Broker fully Informed about the status of mortgage loan application and Loan Commitment and authorizes Buyer’s mortgage broker and Buyer’s lender to disclose such status and progress to Seller and Broker.

If Buyer does not receive Loan Commitment, then Buyer may terminate this Contract by delivering written notice to Seller, and the Deposit shall be refunded to Buyer, thereby releasing Buyer end Seller from all further obligations under this Contract.

If Buyer does not deliver written notice to Seller of receipt of Loan Commitment or Buyer’s written waiver of this financing contingency, then after Loan Commitment Date Seller may terminate this Contract by delivering written notice to Buyer and the Deposit shall be refunded to Buyer, thereby releasing Buyer and Seller from all further obligations under this Contract.

If Buyer delivers written notice of receipt of Loan Commitment to Seller and this Contract does not thereafter close, the Deposit shall be paid to Seller unless failure to close is due to: (1) Seller’s default; (2) Property related conditions of the Loan Commitment have not been met (except when such conditions are waived by other provisions of this Contract); (3) appraisal of the Property obtained by Buyer’s lender is insufficient to meet terms of the Loan Commitment; or (4) the loan Is not funded due to financial failure of Buyer’s lender, In which event(s) the Deposit shall be returned to Buyer, thereby releasing Buyer and Seller from all further obligations under this Contract.

☐	(c)	Assumption of existing mortgage (see rider for terms).
☐	(d)	Purchase money note and mortgage to Seller (see riders; addenda, or special clauses for terms).

Buyer’s initials __________________	Page 2 of 10	Seller’s Initials __________________

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CLOSING COSTS, FEES AND CHARGES

9.	CLOSING COSTS; TITLE INSURANCE; SURVEY; HOME WARRANTY; SPECIAL ASSESSMENTS:
(a)	COSTS TO BE PAID BY BUYER:

• Documentary stamp taxes and surtax on deed, If any	• HOA/Condominium Association estoppel fees
• Owner’s Policy and Charges (If Paragraph 9(c)(I) is checked)	• Recording and other fees needed to cure title
• Title search charges (If Paragraph 9(c)(III) is checked)	• Seller’s attorneys’ fees
• Other: _______________________________________________________________________________

If, prior to Closing, Seller is unable to meet the AS IS Maintenance Requirement as required by Paragraph 11 a sum equal to 125% of estimated cost to meet the AS IS Maintenance Requirement shall be escrowed at Closing. If actual costs to meet the AS IS Maintenance Requirement exceed escrowed amount, Seller shall pay such actual costs. Any unused portion of escrowed amount shall be returned to Seller.

(b)	COSTS TO BE PAID BY BUYER:

• Taxes and recording fees on notes and mortgages	• Loan expenses
• Recording fees for deed and financing statements	• Appraisal fees
• Owner’s Policy and Charges (If Paragraph 9(c)(II) is checked)	• Buyer’s inspections
• Survey (and elevation certification, If required)	• Buyer’s attorneys’ fees
• Lender’s title policy and endorsements	• All property related insurance
• HOA/Condominium Association application/transfer fees
• Other: _______________________________________________________________________________

(c)	TITLE EVIDENCE AND INSURANCE: At least _______ (if blank, than 5) days prior to Closing Date, a title Insurance commitment issued by a Florida licensed title insurer, with legible copies of Instruments listed as exceptions attached thereto (“Title Commitment”) and, after Closing, an owner’s policy of title Insurance (see STANDARD A for terms) shall be obtained and delivered to Buyer. If Seller has an owner’s policy of title Insurance covering the Real property, a copy shell be furnished to Buyer and Closing Agent within 5 days after Effective Date. The owner’s title policy premium and charges for owner’s policy endorsements, title search, and closing services (collectively, “Owner’s Policy and Charges”) shall be paid, as set forth below (CHECK ONE):

☐ (I) Seller will designate Closing Agent and pay for Owner’s Policy and Charges (but not including charges for closing services related to Buyer’s lender’s policy and endorsements and loan closing, which amounts shall be paid by Buyer to Closing Agent or such other provider(s) as Buyer may select); or

☐ (II) Buyer will designate Closing Agent and pay for Owner’s Policy and Charges and charges for closing services related to Buyer’s lender’s policy, endorsements, and loan closing; or

☐ (III) [MIAMI-DADE/BROWARD REGIONAL PROVISION]: Seller will furnish a copy of a prior owner’s policy of title insurance or other evidence of title and pay fees for: (A) a continuation or update of such title evidence, which is acceptable to Buyer’s title insurance underwriter for reissue of coverage; (B) tax search; and (C) municipal lien search. Buyer shall obtain and pay for post-Closing continuation and premium for Buyer’s owner’s policy, and If applicable, Buyer’s lender’s policy. Seller shall not be obligated to pay more than $ _______________ (if blank, $200.00) for abstract continuation or title search ordered or performed by Closing Agent.

(d)	SURVEY: At least 5 days prior to Closing, Buyer may, at Buyer’s expense, have the Real Property surveyed and certified by a registered Florida surveyor (“Survey”). If Seller has a survey covering the Real Property, a copy shall be furnished to Buyer and Closing Agent within 5 days after Effective Date.
(e)	HOME WARRANTY: At Closing, □ Buyer □ Seller □ N/A will pay for a home warranty plan issued by ________________________________________________________________________________ at a cost not to exceed $ ____________________. A home warranty plan provides for repair or replacement of many of a home’s mechanical systems and major built-in appliances in the event of breakdown due to normal wear and tear during the agreement’s warranty period.
(f)	SPECIAL ASSESSMENTS: At Closing, Seller will pay: (I) the full amount of liens imposed by a public body (“public body” does not include a Condominium or Homeowner’s Association) that are certified, confirmed and ratified before Closing; and (II) the amount of the public body’s most recent estimate or assessment for an improvement which is substantially complete as of Effective Date, but that has not resulted in a lien being imposed on the Properly before Closing. Buyer will pay all other assessments. If special assessments may be paid in Installments (CHECK ONE):
☐	(a)	Seller shall pay Installments due prior to Closing and Buyer shall pay Installments due after Closing. Installments prepaid or due for the year of Closing shall be prorated.
☐	(b)	Seller shall pay the assessment(s) in full prior to or at the time of Closing.

IF NEITHER BOX IS CHECKED, THEN OPTION (a) SHALL BE DEEMED SELECTED.

This Paragraph 9(f) shall not apply to a special benefit tax lien imposed by a community development district (CDD) pursuant to Chapter 190 F.S. which lien shall be treated as an ad valorem tax and prorated pursuant to STANDARD K.

Buyer’s Initials ___________	___________	Page 3 of 10	Seller’s Initials ___________ ___________

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DISCLOSURES

10.	DISCLOSURES
(a)	RADON GAS: Radon is a naturally occurring radioactive gas that, when it is accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida, Additional information regarding radon and radon testing may be obtained from your county health department.
(b)	PERMITS DISCLOSURE: Except as may have been disclosed by Seller to Buyer in a written disclosure, Seller does not know of any improvements made to the Property which were made without required permits or made pursuant to permits which have not been properly closed.
(c)	MOLD: Mold is naturally occurring and may cause health risks or damage to property. If Buyer is concerned or desires additional information regarding mold, Buyer should contact an appropriate professional.
(d)	FLOOD ZONE; ELEVATION CERTIFICATION: Buyer is advised to verify by elevation certificate which flood zone the Property is in, whether flood insurance is required by Buyer’s lender, and what restrictions apply to improving the Property and rebuilding in the event of casualty. If Property is in a “Special Flood Hazard Area” or “Coastal High Hazard Area” and finished floor elevation is below minimum flood elevation, Buyer may terminate this Contract by delivering written notice to Seller within 20 days after Effective Date, falling which Buyer accepts existing elevation of buildings and flood zone designation of Property.
(e)	ENERGY BROCHURE: Buyer acknowledges receipt of Florida Energy-Efficiency Rating Information Brochure required by Section 553-996, F.S.
(f)	LEAD-BASED PAINT: If Property includes pre-1978 residential housing, a lead-based paint rider is mandatory.
(g)	HOMEOWNERS’ ASSOCIATION/COMMUNITY DISCLOSURE, BUYER SHOULD NOT EXECUTE THIS CONTRACT UNTIL BUYER HAS RECEIVED AND READ THE HOMEOWNERS’ ASSOCIATION/COMMUNITY DISCLOSURE., IF APPLICABLE.
(h)	PROPERTY TAX DISCLOSURE SUMMARY: BUYER SHOULD NOT RELY ON THE SELLER’S CURRENT PROPERTY TAXES AS THE AMOUNT OF PROPERTY TAXES THAT THE BUYER MAY BE OBLIGATED TO PAY IN THE YEAR SUBSEQUENT TO PURCHASE. A CHANGE OF OWNERSHIP OR PROPERTY IMPROVEMENTS TRIGGERS REASSESSMENTS OF THE PROPERTY THAT COULD RESULT IN HIGHER PROPERTY TAXES. IF YOU HAVE ANY QUESTIONS CONCERNING VALUATION, CONTACT THE COUNTY PROPERTY APPRAISER’S OFFICE FOR INFORMATION.
(i)	TAX WITHHOLDING: If Seller is a “foreign person” as defined by the Foreign investment in Real Property Tax Act (“FIRPTA”), Buyer and Seller will comply with FIRPTA, which may require Seller to provide additional cash at Closing.
(j)	SELLER DISCLOSURE: Seller knows of no facts materially affecting the value of the Real Property which are not readily observable and which have not been disclosed to Buyer. Except as stated in the preceding sentence or otherwise disclosed in writing: (1) Seller has received no written or verbal notice from any governmental entity or agency as to a currently uncorrected building, environmental or safety code violation, and (2) Seller extends and intends no warranty and makes no representation of any type, either express or implied, as to the physical condition or history of the Property.

PROPERTY MAINTENANCE, CONDITION, INSPECTIONS AND EXAMINATIONS

11.	PROPERTY MAINTENANCE Except for ordinary wear and tear and Casualty Loss, Seller shall maintain the Property, Including, but not limited to, lawn, shrubbery, and pool, in the condition existing as of Effective Date (“AS IS Maintenance Requirement”).

Buyer’s Initials ___________	___________	Page 4 of 10	Seller’s Initials ___________ ___________

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ESCROW AGENT AND BROKER

13.	ESCROW AGENT: Any Closing Agent or Escrow Agent (collectively “Agent”) receiving the Deposit, other funds and other items is authorized, and agrees by acceptance of them, to deposit them promptly, hold same in escrow within the State of Florida and, subject to COLLECTION, disburse them in accordance with terms and conditions of this Contract. Failure of funds to become COLLECTED shall not excuse Buyer’s performance. When conflicting demands for the Deposit are received, or Agent has a good faith doubt as to entitlement to the Deposit, Agent may take such actions permitted by this Paragraph 13, as Agent deems advisable. If in doubt as to Agent’s duties or liabilities under this Contract, Agent may, at Agent’s option, continue to hold the subject matter of he escrow until the parties agree to its disbursement or until a final Judgment of a court of competent Jurisdiction shall determine the rights of the parties, or Agent may deposit same with the clerk of the circuit court having Jurisdiction of the dispute. An attorney who represents a party and also acts as Agent may represent such party in such action. Upon notifying all parties concerned of such action, all liability on the part of Agent shall fully terminate, except to the extent of accounting for any items previously delivered out of escrow. If a licensed real estate broker, Agent will comply with provisions of Chapter 476, F.S., as amended and FREC rules to timely resolve escrow disputes through mediation, arbitration, Interpleader or an escrow disbursement order. Any proceeding between Buyer and Seller wherein Agent Is made a party because of acting as Agent hereunder, or In any proceeding where Agent Interpleads the subject matter of the escrow, Agent shall recover reasonable attorney’s fees and costs Incurred, to be paid pursuant to court order out of the escrowed funds or equivalent. Agent shall not be liable to any party or person for mis-delivery of any escrowed Items, unless such mis-delivery Is due to Agent’s willful breach of this Contract or Agent’s gross negligence. This Paragraph 13 shall survive Closing or termination of this Contract.
14.	PROFESSIONAL ADVICE; BROKER LIABILITY: Broker advises Buyer and Seller to verify Property condition, square footage, and all other facts and representations made pursuant to this Contract and to consult appropriate professionals for legal, tax, environmental, and other specialized advice concerning matters affecting the Property and the transaction contemplated by this Contract. Broker represents to Buyer that Broker does not reside on the Property and that all representations (oral, written or otherwise) by Broker are based on Seller representations or public records. BUYER AGREES TO RELY SOLELY ON SELLER, PROFESSIONAL INSPECTORS AND GOVERNMENTAL AGENCIES FOR VERIFICATION OF PROPERTY CONDITION, SQUARE FOOTAGE AND FACTS THAT MATERIALLY AFFECT PROPERTY VALUE AND NOT ON THE REPRESENTATIONS (ORAL, WRITTEN OR OTHERWISE) OF BROKER. Buyer and Seller (Individually, the “Indemnifying Party”) each individually indemnifies, holds harmless, and releases Broker and Broker’s officers, directors, agents and employees from all liability for loss or damage, Including all costs and expenses, and reasonable attorney’s fees at all levels, suffered or Incurred by Broker and Broker’s officers, directors, agents and employees In connection with or arising from claims, demands or causes of action Instituted by Buyer or Seller based on: (i) Inaccuracy of Information provided by the Indemnifying Party or from public records; (ii) Indemnifytng Party’s misstatement(s) or failure to perform contractual obligations; (iii) Broker’s performance, at Indemnifying Party’s request, of any task beyond the scope of services regulated by Chapter 475, F.S., as amended, Including Brokers referral, recommendation or retention of any vendor for, or on behalf of, Indemnifying Party; (iv) products or services provided by any such vendor for, or on behalf of, Indemnifying Party; and (v) expenses Incurred by any such vendor. Buyer and Seller each assumes full responsibility for selecting and compensating their respective vendors and paying their other costs under this Contract whether or not this transaction closes. This Paragraph 14 will not relieve Broker of statutory obligations under Chapter 475, F.S., as amended. For purposes of this Paragraph 14, Broker will be treated as a party to this Contract. This Paragraph 14 shall survive Closing or termination of this Contract.

Buyer’s initials ___________	___________	Page 5 of 10	Seller’s initials ___________ ___________

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DEFAULT AND DISPUTE RESOLUTION

15.	DEFAULT:
(a)	BUYER DEFAULT: If Buyer falls, neglects or refuses to perform Buyer’s obligations under this Contract, Including payment of the Deposit, within the time(s) specified, Seller may elect to recover and retain the Deposit for the account of Seller as agreed upon liquidated damages, consideration for execution of this Contract, and In full settlement of any claims, whereupon Buyer and Seller shall be relieved from all further obligations under this Contract, or Seller, at Seller’s option, may, pursuant to paragraph 16, proceed In equity to enforce Seller’s rights under this Contract. The portion of the Deposit, If any, paid to Listing Broker upon default by Buyer, shall be split equally between Listing Broker and Cooperating Broker; provided however, Cooperating Broker’s share shall not be greater then the commission amount Listing Broker had agreed to pay to Cooperating Broker.
(b)	SELLER DEFAULT; If for any reason other than failure of Seller to make Seller’s title marketable after reasonable diligent effort, Seller falls, neglects or refuses to perform Seller’s obligations under this Contract, Buyer may elect to receive return of Buyer’s Deposit without thereby waiving any action for damages resulting from Seller’s breach, and, pursuant to Paragraph 16, may seek to recover such damages or seek specific performance. This Paragraph 15 shall survive Closing or termination of this Contract,
16.	DISPUTE RESOLUTION; Unresolved controversies, claims end other matters in question between Buyer and Seller arising out of, or relating to, this Contract or its breach, enforcement or Interpretation (“Dispute”) will be settled as follows:
(a)	Buyer and Seller will have 10 days after the date conflicting demands for the Deposit are made to attempt to resolve such Dispute, falling which, Buyer and Seller shall submit such Dispute to mediation under Paragraph 16(b).
(b)	Buyer and Seller shall attempt to settle Disputes In an amicable manner through mediation pursuant to Florida Rules for Certified and Court-Appointed Mediators and Chapter 44, F.S., as amended (the “Mediation Rules”). The mediator must be certified or must have experience in the real estate Industry. Injunctive relief may be sought without first complying with this Paragraph 16(b). Disputes not settled pursuant to this Paragraph 16 may be resolved by Instituting action in the appropriate court having Jurisdiction of the matter. This Paragraph 16 shall survive Closing or termination of this Contract.
17.	ATTORNEY’S FEES; COSTS; The parties will split equally any mediation fee Incurred In any mediation permitted by this Contract, and each party will pay their own costs, expenses and fees, Including attorney’s fees, Incurred in conducting the mediation, In any litigation permitted by this Contract, the prevailing party shall be entitled to recover from the non-prevailing party costs and fees, Including reasonable attorney’s fees, Incurred in conducting the litigation. This Paragraph 17 shall survive Closing or termination of this Contract.

STANDARDS FOR REAL ESTATE TRANSACTIONS (“STANDARDS”)

18.	STANDARDS:
A.	TITLE:

(I) TITLE: EVIDENCE; RESTRICTIONS; EASEMENTS; LIMITATIONS: Within the time period provided In Paragraph 9(c), the Title Commitment, with legible copies of Instruments listed as exceptions attached thereto, shall be Issued and delivered to Buyer. The Title Commitment shall set forth those matters to be discharged by Seller at or before Closing and shall provide that, upon recording of the deed to Buyer, an owner’s policy of title Insurance In the amount of the Purchase Price, shall be Issued to Buyer Insuring Buyer’s marketable title to the Real Property, subject only to the following matters; (a) comprehensive land use plans, zoning, and other land use restrictions, prohibitions and requirements imposed by governmental authority; (b) restrictions and matters appearing on the Plat or otherwise common to the subdivision; (c) outstanding oil, gas and mineral rights of record without right of entry; (d) unplatted public utility easements of record (located contiguous to real property lines and not more than 10 feet In width as to rear or front lines and 7 1/2 feet in width as to side lines); (e) taxes for year of Closing and subsequent years; and (f) assumed mortgages and purchase money mortgages, If any (If additional items, attach addendum); provided, that none prevent use of the Property for RESIDENTIAL PURPOSES. If there exists at Closing any violation of Items Identified In (b) - (f) above, then the same shall be deemed a title defect, Marketable title shall be determined according to applicable Title Standards adopted by authority of The Florida Bar and In accordance with law.

Buyer’s initials ___________	___________	Page 6 of 10	Seller’s initials ___________ ___________

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STANDARDS FOR REAL ESTATE TRANSACTIONS (CONTINUED)

(II) TITLE EXAMINATION: Buyer shall have 5 days after receipt of Title Commitment to examine it and notify Seller in writing specifying defect(s), if any, that render title unmarketable. If Seller provides Title Commitment and it is delivered to Buyer less than 5 days prior to Closing Date, Buyer may extend Closing for up to 5 days after date of receipt to examine same in accordance with this STANDARD A. Seller shall have 30 days (“Cure Period”) after receipt of Buyer’s notice to take reasonable diligent efforts to remove defects. If Buyer falls to so notify Seller, Buyer shall be deemed to have accepted title as it then is, If Seller cures defects within Cure Period, Seller will deliver written notice to Buyer (with proof of cure acceptable to Buyer and Buyer’s attorney) and the parties will close this Contract on Closing Date (or If Closing Date has passed, within 10 days after Buyer’s receipt of Seller’s notice). If Seller is unable to cure defects within Cure Period, then Buyer may, within 5 days after expiration of Cure Period, deliver written notice to Seller: (a) extending Cure Period for a specified period not to exceed 120 days within which Seller shall continue to use reasonable diligent effort to remove or cure the defects (“Extended Cure Period”); or (b) electing to accept title with existing defects and close this Contract on Closing Date (or If Closing Date has passed, within the earlier of 10 days after end of Extended Cure Period of Buyer’s receipt of Seller’s notice), or (c) electing to terminate this Contract and receive a refund of the Deposit, thereby releasing Buyer and Seller from all further obligations under this Contract. If after reasonable diligent effort, Seller Is unable to timely cure defects, and Buyer does not waive the defects, this Contract shall terminate, and Buyer shall receive a refund of the Deposit, thereby releasing Buyer and Seller from all further obligations under this Contract.

B. SURVEY: If Survey discloses encroachments on the Real Property or that Improvements located thereon encroach on setback lines, easements, or lands of others; or violate any restrictions, covenants, or applicable governmental regulations described In STANDARD A (i) (a), (b) or (d) above, Buyer shall deliver written notice of such matters, together with a copy of Survey, to Seller within 5 days after Buyer’s receipt of Survey, but no later than Closing. If Buyer timely delivers such notice and Survey to Seller, such matters Identified in the notice and Survey shall constitute a title defect, subject to cure obligations of STANDARD A above. If Seller has delivered a prior survey, Seller shall, at Buyer’s request, execute an affidavit of “no change” to the Real Property since the preparation of such prior survey, to the extent the affirmations therein are true and correct.

C. INGRESS AND EGRESS: Seller represents that there is ingress and egress to the Real Property and title to the Real Property is insurable in accordance with STANDARD A without exception for lack of legal right of access.

D. LEASES: Seller shall, within 5 days after inspection Period, furnish to Buyer copies of all written leases and estoppel letters from each tenant specifying nature and duration of tenant’s occupancy, rental rates, advanced rent and security deposits paid by tenant, and income and expense statements for preceding 12 months (“Lease Information”), If Seller Is unable to obtain estoppel letters from tenant(s), the same information shall be furnished by Seller to Buyer within that time period in the form of a Seller’s affidavit, and Buyer may thereafter contact tenant(s) to confirm such information. If terms of the lease(s) differ materially from Seller’s representations, Buyer may deliver written notice to Seller within 5 days after receipt of Lease Information, but no later than 5 days prior to Closing Date, terminating this Contract and receive a refund of the Deposit, thereby releasing Buyer and Seller from all further obligations under this Contract. Seller shall, at Closing, deliver and assign all original leases to Buyer who shall assume Seller’s obligation thereunder.

E. LIENS: Seller shall furnish to Buyer at Closing an affidavit attesting: (i) to the absence of any financing statement, claims of lien or potential lienors known to Seller, and (ii) that there have been no improvements or repairs to the Real Property for 90 days immediately preceding Closing Date. If the Real Property has been improved or repaired within that time, Seller shall deliver releases or waivers of construction liens executed by all general contractors, subcontractors, suppliers and materialmen in addition to Seller’s lien affidavit setting forth names of all such general contractors, subcontractors, suppliers and materialmen, further affirming that all charges for Improvements or repairs which could serve as a basis for a construction lien or a claim for damages have been paid or will be paid at Closing.

F. TIME: Calendar days shall be used In computing time periods, Any time periods provided for in this Contract which shall end on a Saturday, Sunday, or a national legal holiday (see 5 U.S.C. 6103) shall extend to 5:00 p.m. (where the Property is located) of the next business day. Time is of the essence in this Contract.

G. FORCE MAJEURE: Buyer or Seller shall not be required to perform any obligation under this Contract or be liable to each other for damages so long as performance or non-performance of the obligation is delayed, caused or prevented by Force Majeure. “Force Majeure’’ means: hurricanes, earthquakes, floods, fire, acts of God, unusual transportation delays, wars, Insurrections, acts of terrorism, and any other cause not reasonably within control of Buyer or Seller, and which, by exercise of reasonable diligent effort, the non-performing party is unable in whole or in part to prevent or overcome. All time periods, including Closing Date, will be extended for the period that the Force Majeure prevents performance under this Contract, provided, however, If such Force Majeure continues to prevent performance under this Contract more than 14 days beyond Closing Date, then either party may terminate this Contract by delivering written notice to the other and the Deposit shall be refunded to Buyer, thereby releasing Buyer and Seller from all further obligations under this Contract.

H. CONVEYANCE: Seller shall convey marketable title to the Real Property by statutory warranty, trustee’s, personal representative’s, or guardian’s deed, as appropriate to the status of Seller, subject only to matters described in STANDARD A and those accepted by Buyer. Personal Property shall, at request of Buyer, be transferred by absolute bill of sale with warranty of title, subject only to such matters as may be provided for in this Contract.

I. CLOSING LOCATION; DOCUMENTS; AND PROCEDURE:

(1) LOCATION: Closing will take place in the county where the Real Property is located at the office of the attorney or other closing agent (“Closing Agent”) designated by the party paying for the owner’s policy of title Insurance, or, If no title insurance, designated by Seller. Closing may be conducted by mail or electronic means.

Buyer’s initials ___________	___________	Page 7 of 10	Seller’s initials ___________ ___________

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STANDARDS FOR REAL ESTATE TRANSACTIONS (CONTINUED)

(II) CLOSING DOCUMENTS: At Closing, Seller shall furnish and pay for, as applicable, deed, bill of sale, certificate of title, construction lion affidavit, owner’s possession affidavit, assignments of leases, and corrective instruments, Seller shall provide Buyer with paid receipts for all work done on the Property pursuant to this Contract. Buyer shall furnish and pay for, as applicable, mortgage, mortgage note, security agreement, financing statements, survey, base elevation certification, and other documents required by Buyer’s lender.

(III) PROCEDURE: The deed shall be recorded upon COLLECTION of all closing funds. If the Title Commitment provides insurance against adverse matters pursuant to Section 627.7841, F.S., as amended, the escrow closing procedure required by STANDARD J shall be waived, and Closing Agent shall, subject to COLLECTION of all closing funds, disburse at Closing the brokerage fees to Broker and the net sale proceeds to Seller.

J. ESCROW CLOSING PROCEDURE: If Title Commitment issued pursuant to Paragraph 9(o) does not provide for insurance against adverse matters as permitted under Section 627,7841, F.S., as amended the following escrow and closing procedures shall apply: (1) all Closing proceeds shall be held in escrow by the Closing Agent for a period of not more than 10 days after Closing: (2) If Seller’s title is rendered unmarketable, through no fault of Buyer, Buyer shall, within the 10 day period, notify Seller in writing of the defect and Seller shall have 30 days from data of receipt of such notification to cure the defect: (3) if Seller falls to timely cure the defect, the Deposit and Closing funds paid by Buyer shall, within 5 days after written demand by Buyer, be refunded to Buyer and, simultaneously with such repayment, Buyer shall return the Personal Property, vacate the Real Property and re-convey the Property to Seller by special warranty dead and bill of sale; and (4) If Buyer falls to make timely demand for refund of the Deposit, Buyer shall take title as is, waiving oil rights against Seller as to any Intervening defect except as may be available to Buyer by virtue of warranties contained in the deed or bill of sale.

K. PRORATIONS; CREDITS: The following recurring items will be made current (If applicable) and prorated as of the day prior to Closing Date, or date of occupancy If occupancy occurs before Closing Date; real estate taxes (Including special benefit tax assessments imposed by a CDD), interest, bonds, association fees, insurance, rents and other expenses of Properly. Buyer shall have option of taking over existing policies of insurance, If assumable, in which event premiums shall be prorated. Cash at Closing shall be increased or decreased as may be required by prorations to be made through day prior to Closing. Advance rent and security deposits, If any, will be credited to Buyer. Escrow deposits held by Seller’s mortgagee will be paid to Seller. Taxes shall be prorated based on current year’s tax with due allowance made for maximum allowable discount, homestead and other exemptions. If closing occurs on a date when current year’s milliage is not fixed but current year’s assessment Is available, taxes will be prorated based upon such assessment and prior year’s millage. If current year’s assessment is not available then taxes will be prorated on prior year’s tax. If there are completed Improvements on the Real Property by January 1st of year of Closing, which Improvements were not in existence on January 1st of prior year, then taxes shall be prorated based upon prior year’s millage and at an equitable assessment to be agreed between the parties, falling which, request shall be made to the County Property Appraiser for an Informal assessment taking into account available exemptions, A tax proratlon based on an estimate shall, at either party’s request, be readjusted upon recent of current year’s tax bill, This STANDARD K shall survive Closing.

L. ACCESS TO PROPERTY TO CONDUCT APPRAISALS, INSPECTIONS, AND WALK-THROUGH: Seller shall, upon reasonable notice, provide utilities service and access to Property for appraisals and Inspections, Including a walk-through (or follow-up walk-through If necessary) prior to Closing.

M. RISK OF LOSS: If, after Effective Date, but before Closing, Property is damaged by fire or other casually (“Casualty Loss”) and cost of restoration (which shall Include cost of pruning or removing damaged trees) does not exceed 1.5% of Purchase Price, cost of restoration shall be an obligation of Seller and Closing shall proceed pursuant to terms of this Contract: If restoration is not completed as of Closing, a sum equal to 125 % of estimated cost to complete restoration (not to exceed 1.5% of Purchase Price), will be escrowed at Closing. If actual cost of restoration exceeds escrowed amount, Seller shall pay such actual costs (but, not in excess of 1.5% or Purchase Price). Any unused portion of escrowed amount shall be returned to Seller. If cost of restoration exceeds 1.5 of Purchase Price, Buyer shall elect to either take Property “as is” together with the 1.5%, or receive refund of the Deposit, thereby releasing Buyer and Seller from all further obligations under this contact. Seller’s sole obligation with respect to tree damage by casualty or other natural occurrence shall be cost of pruning or removal.

N 1031 EXCHANGE: If either Seller or Buyer wish to enter Into a like-kind exchange (either simultaneous with Closing or deferred) under Section 1031 of the Internal Revenue Code (“Exchange”), the other party shall cooperate in all resonable espects effectuate the Exchange, Including execution of documents; provided, however cooperating party shall incur no liability or expense related to the Exchange, and Closing shall not be contingent upon, nor extended or delayed by such Exchange.

O. CONTRACT NOT RECORDABLE; PERSONS BOUND; NOTICE; COPIES: Neither this Contract nor any notice of it shall be recorded in any public records. This Contract shall be binding on, and inure to the benefit of the parties and their respective heirs or successors In interest. Whenever the context permits, singular shall include plural and one gender shall Include all. Notice and delivery given by or to the attorney or broker (Including such broker’s real estate licensee) representing any party shall be as effective as If given by or to that party. All notices must be in writing and may be made by mail, personal delivery or electronic (Including “pdf”) media. A legible facsimile or electronic (Including “pdf”) copy of this Contract and any signatures hereon shall be considered for all purposes as an original.

Buyer’s initials __________________	Page 8 of 10	Seller’s Initials __________________

Florida Realtors/Florida Bar-ASIS-1 Rev, 6/10 © 2010 Florida Realtors® and The Florida Bar. All rights reserved.

STANDARDS FOR REAL ESTATE TRANSACTIONS (CONTINUED)

P. INTEGRATION; MODIFICATION: This Contract contains the full and complete understanding and agreement of Buyer and Seller with respect to the transaction contemplated by this Contract and no prior agreements or representations shall be binding upon Buyer or Seller unless included in this Contract. No modification to or change in this Contract shall be valid or binding upon Buyer or Seller unless in writing and executed by the parties intended to be bound by it.

Q. WAIVER Failure of Buyer or Seller to insist on compliance with, or strict performance of, any provision of this Contract, or to take advantage of any right under this Contract, shall not constitute a waiver of other provisions or rights.

R. RIDERS; ADDENDA; TYPEWRITTEN OR HANDWRITTEN PROVISIONS: Riders, addenda, and typewritten or handwritten provisions shall control all printed provisions of this Contract in conflict with them.

S. COLLECTION or COLLECTED: “COLLECTION” or “COLLECTED” means any checks tendered or received, including Deposits, have become actually and finally collected and deposited in the account of Escrow Agent or Closing Agent. Closing and disbursement of funds and delivery of Closing documents may be delayed by Closing Agent until such amounts have been COLLECTED in Closing Agent’s accounts.

T. LOAN COMMITMENT: “Loan Commitment” means a statement by the lender setting forth the terms and conditions upon which the lender is willing to make a particular mortgage loan to a particular borrower.

U. APPLICABLE LAW AND VENUE: This Contract shall be construed in accordance with the laws of the State of Florida and venue for resolution of all disputes, whether by mediation, arbitration or litigation, shall lie in the county in which the Real Property is located.

X. BUYER WAIVER OF CLAIMS: Buyer waives any claims against Seller and, to the extent permitted by law, against any real estate licensee involved in the negotiation of this Contract, for any defects or other damage that may exist at Closing of this Contract and be subsequently discovered by the Buyer or anyone claiming by, through, under or against the Buyer.

ADDENDA AND ADDITIONAL TERMS

19.	ADDENDA: The following additional terms are included in the attached addenda and incorporated into this Contract (Check If applicable):
☐	A.	Condominium Assn.
☐	B.	Homeowners’ Assn.
☐	C.	Seller Financing
☐	D.	Mortgage Assumption
☐	E.	FHA/VA Financing
☐	F.	Appraisal Contingency
☐	G.	Short Sale
☐	H.	Homeowners’ Insurance
☐	I.	FIRPTA
☐	J.	Interest-Bearing Acct.
☐	K.	RESERVED
☐	L.	RESERVED
☐	M.	Defective Drywall
☐	N.	Coastal Construction Control Line
☐	O.	Insulation Disclosure
☐	P.	Pre-1978 Housing Statement (Lead Based Paint)
☐	Q.	Housing for Older Persons
☐	R.	Rezoning
☐	S.	Lease Purchase/Lease Option
☐	T.	Pre-Closing Occupancy
☐	U.	Post-Closing Occupancy
☐	V.	Sale of Buyer’s Property
☐	W.	Back-up Contract
☐	X.	Kick-out Clause
☐	Y.	Seller’s Attorney Approval
☐	Z.	Buyer’s Attorney Approval
☐	AA.	Licensee-Personal Interest In Property
☐	BB.	Binding Arbitration
☐		Other ______________________________________________________________________________

20.	ADDITIONAL TERMS: ____________________________________________________________________________

____________________________________________________________________________________________________

____________________________________________________________________________________________________

____________________________________________________________________________________________________

____________________________________________________________________________________________________

____________________________________________________________________________________________________

____________________________________________________________________________________________________

____________________________________________________________________________________________________

____________________________________________________________________________________________________

____________________________________________________________________________________________________

____________________________________________________________________________________________________

____________________________________________________________________________________________________

____________________________________________________________________________________________________

____________________________________________________________________________________________________

____________________________________________________________________________________________________

Buyer’s initials __________________	Page 9 of 10	Seller’s Initials __________________

Florida Realtors/Florida Bar-ASIS-1 Rev. 6/10 © 2010 Florida Realtors® and The Florida Bar. All rights reserved.

COUNTER-OFFER/REJECTION

☐ Seller counters Buyer’s offer (to accept the counter-offer, Buyer must sign or initial the counter-offered terms and deliver a copy of the acceptance to Seller).

☐ Seller rejects Buyer’s offer.

THIS 1S INTENDED TO BE A LEGALLY BINDING CONTRACT. IF NOT FULLY UNDERSTOOD, SEEK THE ADVICE OF AN ATTORNEY PRIOR TO SIGNING.

THIS FORM HAS BEEN APPROVED BY THE FLORIDA REALTORS AND THE FLORIDA BAR.

Approval of this form by the Florida Realtors and The Florida Bar does not constitute an opinion that any of the terms and conditions in this Contract should be accepted by the parties in a particular transaction. Terms and conditions should be negotiated based upon the respective interests, objectives and bargaining positions of all interested persons.

AN ASTERISK (*) FOLLOWING A LINE NUMBER IN THE MARGIN INDICATES THE LINE CONTAINS A BLANK TO BE COMPLETED.

Buyer:	Date:

Buyer:	Date:

Seller:	Date:

Seller:	Date:

Buyer’s address for purposes of notice	Seller’s address for purposes of notice

Florida Realtors/Florida Bar-ASIS-1 Rev. 6/10 © 2010 Florida Realtors® and The Florida Bar. All rights reserved.

Software and added formatting © 2012 Alta Star Software, all rights reserved. • www.altastar.com • (877) 279-8898

Comprehensive Rider to the Residential Contract For Sale And Purchase

THIS FORM HAS BEEN APPROVED BY THE FLORIDA REALTORS AND THE FLORIDA BAR

If initiated by all parties, the clauses below will be incorporated into the Florida Realtors®/Florida Bar Residential Contract

For Sale And Purchase between ________________________________________________________________ (SELLER)

and _______________________________________________________________________________________ (BUYER)

concerning the Property described as _____________________________________________________________________

___________________________________________________________________________________________________

Buyer’s initials _____________________	Seller’s initials _____________________

A. CONDOMINIUM ASSOCIATION DISCLOSURE

1.	CONDOMINIUM ASSOCIATION APPROVAL:

The Association’s approval of Buyer (CHECK ONE) ☐ is ☒ is not required. If approval is required, this Contract is contingent upon Buyer being approved by the Association no later than ______________ days prior to Closing. Within ________ days after Effective Date Seller shall initiate the approval process with the Association and Buyer shall apply for such approval. Buyer and Seller shall sign and deliver any documents required by the Association in order to complete the transfer of the Property and each shall use diligent effort to obtain such approval, Including making personal appearances if required. If Buyer is not approved within the stated time period, this Contract will terminate and Buyer shall be refunded the Deposit, thereby releasing Buyer and Seller from all further obligations under this Contract.

2.	RIGHT OF FIRST REFUSAL:
(a)	The Association (CHECK ONE) ☐ has ☒ does not have a right of first refusal (“Right”). If the Association has a Right, this Contract is contingent upon the Association, within the time permitted for the exercise. of such Right, either providing written confirmation to Buyer that the Association is not exercising that Right, or falling to timely exercise such Right pursuant to the terms of the Declaration of Condominium (“Declaration”, which reference includes all amendments thereto).
(b)	The members of the Association (CHECK ONE) ☐ have ☒ do not have a Right, If the members do have a Right, this Contract is contingent upon the members, within the time permitted for the exercise of such Right, either providing written confirmation to Buyer that the members are not exercising that Right, or falling to timely exercise such Right pursuant to the terms of the Declaration.
(c)	Buyer and Seller shall, within _________ days after Effective Date, sign and deliver any documents required as a condition precedent to the exercise of the Right, and shall use diligent effort to submit and process the matter with the Association and members, including personal appearances, if required.
(d)	If, within the stated time period, the Association, the members of the Association, or both, fail to provide the written confirmation or the Right has not otherwise expired, then this Contract will terminate and the Deposit will be refunded to the Buyer, thereby releasing Buyer and Seller from all further obligations under this Contract.
(e)	If the Association or a member timely exercises Its or their Right, this Contract will terminate and the Deposit will be refunded to Buyer (unless this Contract provides otherwise), thereby releasing Buyer and Seller from all further obligations under this Contract, and Seller will pay to Broker the full commission at Closing in recognition that Broker procured the sale.

3.	FEES; ASSESSMENTS; PRORATIONS; LITIGATION:
(a)	Assessments and Rents: Seller represents that the current annual assessment installments are $______________ per month and the current rent on recreation areas is $_______________ per month. All annual assessments levled by the Association and rent on recreational areas, If any, shall be made current by Seller at Closing, and Buyer shall reimburse Seller for prepayments.*
(b)	Fees; Seller will pay all fines imposed against the Unit as of Closing Date and any fees the Association charges to provide information about its fees on the Property, and will bring annual assessment installments and similar periodic fees and rents on any recreational areas current as of Closing Date.

*	Annual assessments and rent applicable to seller limited to the total sum of $300.00 (three hundred dollars) per year.

(SEE CONTINUATION)

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CR-1a Rev. 9/12 © 2010 Florida Realtors® and The Florida Bar. All rights reserved.

A. CONDOMINIUM ASSOCIATION DISCLOSURE (CONTINUED)

(c)	Special Assessments and Prorations:
(i)	Seller represents that Seller is not aware of any special or other assessment that has been levied by the Association or that has been an Item on the agenda, or reported in the minutes, of the Association within twelve (12) months prior to Effective Date, (“pending”) except as follows: Seller is not responsible for payment of any special assessments levied after August 1, 2013.
(ii)	If special assessments levied or pending exist as of the Effective Date are disclosed above by Seller and may be paid in Installments (CHECK ONE): ☐ Buyer ☐ Seller (If left blank, Buyer) shall pay Installments due after Closing Date. If Seller is checked, Seller will pay the assessment in full prior to or at the time of Closing.
(iii)	If special assessments levied or pending exist as of the Effective Date and have not been disclosed above by Seller, then Seller shall pay such assessments in full at the time of Closing.
(iv)	If, after Effective Date, the Association imposes a special assessment for improvements, work or services, which was not pending as of the Effective Date, then Seller will pay all amounts due before Closing Date and Buyer will pay all amounts due after Closing Date.
(v)	A special assessment shall be deemed levied for purposes of this paragraph on the date when the assessment has been approved as required for enforcement pursuant to Florida law and the condominium documents listed in Paragraph 5,
(vi)	Association assets and liabilities, including Association reserve accounts, shall not be prorated.
(d)	Litigation: Seller represents that Seller is not aware of pending or anticipated litigation affecting the Property or the common elements, if any, except as follows: ____________________________________________________________

________________________________________________________________________________________________

________________________________________________________________________________________________

4.	SPRINKLER SYSTEM RETROFIT:

If, pursuant to Sections 718.112(2)(l), F. S., the Association has voted to forego retrofitting its fire sprinkler system or handrails and guardrails for the condominium units, than prior to Closing Seller shall furnish to Buyer the written notice of Association’s vote to forego such retrofitting.

5.	NON-DEVELOPER DISCLOSURE:

(CHECK ONE)

☒	(a) THE BUYER HEREBY ACKNOWLEDGES THAT BUYER HAS BEEN PROVIDED A CURRENT COPY OF THE DECLARATION OF CONDOMINIUM, ARTICLES OF INCORPORATION OF THE ASSOCIATION, BYLAWS AND RULES OF THE ASSOCIATION, AND A COPY OF THE MOST RECENT YEAR-END FINANCIAL INFORMATION AND FREQUENTLY ASKED QUESTIONS AND ANSWERS DOCUMENT MORE THAN 3 DAYS, EXCLUDING SATURDAYS, SUNDAYS, AND LEGAL HOLIDAYS, PRIOR TO EXECUTION OF THIS CONTRACT.
☐	(b) THIS AGREEMENT IS VOIDABLE BY BUYER BY DELIVERING WRITTEN NOTICE OF THE BUYER’S INTENTION TO CANCEL WITHIN 3 DAYS, EXCLUDING SATURDAYS, SUNDAYS, AND LEGAL HOLIDAYS, AFTER THE DATE OF EXECUTION OF THIS AGREEMENT BY THE BUYER AND RECEIPT BY BUYER OF A CURRENT COPY OF THE DECLARATION OF CONDOMINIUM, ARTICLES OF INCORPORATION, BYLAWS AND RULES OF THE ASSOCIATION, AND A COPY OF THE MOST RECENT YEAR-END FINANCIAL INFORMATION AND FREQUENTLY ASKED QUESTIONS AND ANSWERS DOCUMENT IF SO REQUESTED IN WRITING. ANY PURPORTED WAIVER OF THESE VOIDABILITY RIGHTS SHALL BE OF NO EFFECT, BUYER MAY EXTEND THE TIME FOR CLOSING FOR A PERIOD OF NOT MORE THAN 3 DAYS, EXCLUDING SATURDAYS, SUNDAYS, AND LEGAL HOLIDAYS, AFTER THE BUYER RECEIVES THE DECLARATION, ARTICLES OF INCORPORATION, BYLAWS AND RULES OF THE ASSOCIATION, AND A COPY OF THE MOST RECENT YEAR-END FINANCIAL INFORMATION AND FREQUENTLY ASKED QUESTIONS AND ANSWERS DOCUMENT IF REQUESTED IN WRITING, BUYER’S RIGHT TO VOID THIS AGREEMENT SHALL TERMINATE AT CLOSING.

6.	BUYER’S REQUEST FOR DOCUMENTS:

Buyer is entitled, at Seller’s expense, to current copies of the condominium documents specified in Paragraph 5, above. Buyer (CHECK ONE) ☐ requests ☒ does not request a current copy of the documents specified in Paragraph 5, above. If this Contract does not close, Buyer shell immediately return the documents to Seller or reimburse Seller for the cost of the documents.

(SEE CONTINUATION)

Page _____ of Comprehensive Rider to the Residential Contract For Sale And Purchase

CR-1a Rev. 9/12 © 2010 Florida Realtors® and The Florida Bar. All rights reserved.

A. CONDOMINIUM ASSOCIATION DISCLOSURE (CONTINUED)

7.	BUYER’S RECEIPT OF DOCUMENTS:

(COMPLETE AND CHECK ONLY IF CORRECT) ☐ Buyer received the documents described in Paragraph 5, above, on _________________________________________.

8.	COMMON ELEMENTS; PARKING:

The Property includes the unit being purchased and an undivided interest in the common elements and an appurtenant limited common elements of the condominium, as specified in the Declaration. Seller’s right and interest in or to the use of the following parking space(s), garage, and other areas are included in the sale of the Property and shall be assigned to Buyer at Closing, subject to the Declaration:

Parking Space(s) # ______________ Garage # _________________ Other: ___________________________________

9.	INSPECTIONS AND REPAIRS:

The rights and obligations arising under Paragraphs 11 and 12 of this Contract to maintain, repair, replace or treat are limited to Seller’s individual condominium unit and unless Seller is otherwise responsible do not extend to common elements, limited common elements, or any other part of the condominium property.

Page _____ of Comprehensive Rider to the Residential Contract For Sale And Purchase

CR-1a Rev. 9/12 © 2010 Florida Realtors® and The Florida Bar. All rights reserved.

EXHIBIT C

Exhibit C

LIMITED PROXY

The undersigned, owner(s) or designated voter of Dwelling Unit No. 12-101 in Enders Place at Baldwin Park, a Condominium, appoint(s)

(PRINT NAME OF PROXYHOLDER, NOT YOUR NAME)

(or the President of the Association if no name if filled in) as my proxyholder to attend the Special Meeting of the Members of ENDERS PLACE AT BALDWIN PARK CONDOMINIUM ASSOCIATION, INC., to be held on ____________________, at________.m. at the Enders Place leasing office, 4248 New Broad Street, Orlando, Florida 32814. The proxyholder named above has the authority to vote and act for me to the same extent that I would if personally present, with full power of substitution, except that my proxyholder’s authority is limited as indicated below:

LIMITED POWERS (FOR YOUR VOTE TO BE COUNTED ON THE FOLLOWING ISSUE, YOU MUST INDICATE YOUR PREFERENCE IN THE BLANK[S] PROVIDED BELOW),

I SPECIFICALLY AUTHORIZE AND INSTRUCT MY PROXYHOLDER TO CAST MY VOTE IN REFERENCE TO THE FOLLOWING MATTER AS INDICATED BELOW:

☒ FOR ☐ AGAINST                           To approve the Plan of Termination

SIGNATURE(S) OF OWNER(S) OR
DESIGNATED VOTER

/s/ Michael R. Gibbons
Michael R. Gibbons

/s/ Ivann D. Gibbons
Ivann D. Gibbons

Dated: 8/13/13

SUBSTITUTION OF PROXYHOLDER

The undersigned, appointed as proxyholder above, designates _______________________________ to substitute for me in voting the proxy set forth above.

Date:

Signature of Proxyholder

THIS PROXY IS REVOCABLE BY THE UNIT OWNER AND IS VALID ONLY FOR THE MEETING FOR WHICH IT IS GIVEN AND ANY LAWFUL ADJOURNMENT, IN NO EVENT IS THE PROXY VALID FOR MORE THAN NINETY (90) DAYS FROM THE DATE OF THE ORIGINAL MEETING FOR WHICH IT IS GIVEN.

EXHIBIT Q

REMAINING OBLIGATIONS UNDER THE TERMINATION PLAN

Disburse funds remaining in the Title Company’s trust account to the following unit owners and/or mortgagees:

1.	Unit 27-208 (Reyes) - $160,000

[Notes from Mark Grant at Title Company: Such amount in escrow is less than owed on two mortgages.  First mortgagee has informed me that the matter has been turned over to a law firm for collection.  I placed a call to the lawyer and am waiting for a call back.  I will try calling her again on Tuesday.]

2.	Unit 22-202 (Bell) - $200,000

[Notes from Mark Grant at Title Company: Such amount in escrow is less than owed on a mortgage to Quicken Loans, Inc.  Unit is leased and a $2450 security deposit is due to the tenant.  I am waiting to hear if tenant has signed a new lease. I am not yet in contact with anyone at Quicken Loans to pay down the mortgage. Eric Hade has been in discussions with Bell’s attorney to work out a settlement amount.]

3.	Unit 10-105 (Hartley) - $46,992.87

[Notes from Mark Grant at Title Company: We had $108,000 in escrow but I just paid the mortgage in full at $61,007.13 which leaves $46,992.87 due to Ms. Hartley.  We agreed to pay her an additional $2500 for a new A/C she installed bringing the total to $49,492.87.  I am waiting to hear that Ms. Hartley has signed a 6 month lease at $750/month with a right for her to terminate upon 15 days prior notice, at which time I will send her the $46,992.87 and the $2500 is to be paid from the “other account”.]

[Additional notes from Mark Grant at Title Company: I currently have $412,231.67 in my trust account (which includes $562.80 which is an overage from the last closing because the recording costs were less than estimated).  Based upon the foregoing there is $406,992.87 to be paid from my trust account.  Once than required amounts for the three units have been disbursed, I will be able to wire the overage to Waypoint Enders Owner LLC.]

EXHIBIT R

LIST OF TERMINATION UNITS

2-103
2-108
2-206
5-103
10-105
10-205
11-101
11-105
12-101
16-102
17-102
18-101
18-105
19-105
20-103
22-101
22-202
27-103
27-106
27-108
27-208
29-101